[VERSION A]


                                         FLEX EDGE SUCCESS(registered trademark)
                                                JOINT EDGE(registered trademark)

                                                         VARIABLE UNIVERSAL LIFE
                                                                INSURANCE POLICY

                                                                       Issued by

                                                               PHOENIX HOME LIFE
                                                        MUTUAL INSURANCE COMPANY


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]   PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
             PO Box 8027
             Boston, MA 02266-8027
[telephone]  Tel. 800/541-0171



PROSPECTUS                                                           MAY 1, 1999
                                                   AS SUPPLEMENTED JULY 15, 1999



This Prospectus describes a flexible premium variable universal life insurance policy. The Policy provides lifetime insurance protection.


The Policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.


The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



This Prospectus is valid only if accompanied or preceded by current prospectuses for the Funds. You should read and keep these prospectuses for future reference.

THE PHOENIX EDGE SERIES FUND
----------------------------
  MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
    [diamond] Phoenix Research Enhanced Index Series
    [diamond] Phoenix-Aberdeen International Series
    [diamond] Phoenix-Engemann Nifty Fifty Series
    [diamond] Phoenix-Goodwin Balanced Series
    [diamond] Phoenix-Goodwin Growth Series
    [diamond] Phoenix-Goodwin Money Market Series
    [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
    [diamond] Phoenix-Goodwin Strategic Allocation Series
    [diamond] Phoenix-Goodwin Strategic Theme Series
    [diamond] Phoenix-Hollister Value Equity Series
    [diamond] Phoenix-Oakhurst Growth and Income Series
    [diamond] Phoenix-Schafer Mid-Cap Value Series
    [diamond] Phoenix-Seneca Mid-Cap Growth Series


  MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC

    [diamond] Phoenix-Aberdeen New Asia Series

  MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.

    [diamond] Phoenix-Duff & Phelps Real Estate Securities Series

BT INSURANCE FUNDS TRUST
------------------------
  MANAGED BY BANKERS TRUST COMPANY
    [diamond] EAFE[registered trademark] Equity Index Fund

FEDERATED INSURANCE SERIES
--------------------------
  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
    [diamond] Federated Fund for U.S. Government Securities II
    [diamond] Federated High Income Bond Fund II


TEMPLETON VARIABLE PRODUCTS SERIES FUND
---------------------------------------
  MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.

    [diamond] Templeton Asset Allocation Fund -- Class 2
    [diamond] Templeton International Fund -- Class 2
    [diamond] Templeton Stock Fund -- Class 2


  MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.

    [diamond] Templeton Developing Markets Fund -- Class 2


  MANAGED BY FRANKLIN MUTUAL ADVISERS, INC.

    [diamond] Mutual Shares Investments Fund -- Class 2


WANGER ADVISORS TRUST
---------------------
  MANAGED BY WANGER ASSET MANAGEMENT, L.P.
    [diamond] Wanger Foreign Forty
    [diamond] Wanger International Small Cap
    [diamond] Wanger Twenty
    [diamond] Wanger U.S. Small Cap


    It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed Policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any taxes.

                                TABLE OF CONTENTS

Heading                                                  Page
-------------------------------------------------------------

SPECIAL TERMS .........................................    3
SUMMARY ...............................................    5
PERFORMANCE HISTORY....................................    6
PHOENIX AND THE VUL ACCOUNT............................    6
   Phoenix ............................................    6
   The VUL Account ....................................    6
   The GIA ............................................    7
THE POLICY ............................................    7
   Introduction .......................................    7
   Eligible Purchasers ................................    7
   Flexible Premiums ..................................    7
   Allocation of Issue Premium ........................    8
   Right to Cancel Period .............................    8
   Temporary Insurance Coverage .......................    9
   Transfer of Policy Value ...........................    9
     Systematic Transfer Program.......................    9
     Nonsystematic Transfers ..........................    9
   Determination of Subaccount Values .................   10
   Death Benefit ......................................   10
   Surrenders .........................................   11
   Policy Loans .......................................   12

   Lapse ..............................................   13

   Payment of Premiums During Period of Disability ....   13
   Additional Insurance Options .......................   13
   Additional Rider Benefits ..........................   13

INVESTMENTS OF THE VUL ACCOUNT ........................   15
   Participating Investment Funds......................   15

   Investment Advisers.................................   17
   Services of the Advisers ...........................   17
   Reinvestment and Redemption ........................   17
   Substitution of Investments ........................   17

CHARGES AND DEDUCTIONS ................................   18
   General.............................................   18

   Charges Deducted Once ..............................   18

     Premium Tax Charge ...............................   18

     Federal Tax Charge................................   18
   Periodic Charges....................................   18
   Conditional Charges.................................   19
   Investment Management Charge........................   20
   Other Taxes ........................................   20
GENERAL PROVISIONS ....................................   20
   Postponement of Payments ...........................   20
   Payment by Check ...................................   20
   The Contract .......................................   20

   Suicide ............................................   20
   Incontestability ...................................   21
   Change of Owner or Beneficiary .....................   21
   Assignment .........................................   21
   Misstatement of Age or Sex .........................   21
   Surplus.............................................   21

PAYMENT OF PROCEEDS ...................................   21
   Surrender and Death Benefit Proceeds ...............   21
   Payment Options ....................................   21
FEDERAL TAX CONSIDERATIONS ............................   22
   Introduction .......................................   22
   Phoenix's Tax Status ...............................   22

   Policy Benefits ....................................   22

   Business-Owned Policies.............................   23
   Modified Endowment Contracts .......................   23
   Limitations on Unreasonable Mortality
     and Expense Charges ..............................   24
   Qualified Plans ....................................   24
   Diversification Standards ..........................   24
   Change of Ownership or Insured or Assignment .......   25
   Other Taxes ........................................   25
VOTING RIGHTS .........................................   25

   Phoenix.............................................   26
THE DIRECTORS AND EXECUTIVE OFFICERS
   OF PHOENIX..........................................   26

SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ...............   27
SALES OF POLICIES .....................................   27
STATE REGULATION ......................................   27

REPORTS ...............................................   27
LEGAL PROCEEDINGS .....................................   28
LEGAL MATTERS .........................................   28
REGISTRATION STATEMENT ................................   28
YEAR 2000 ISSUE........................................   28

FINANCIAL STATEMENTS ..................................   28
APPENDIX A ............................................   83
APPENDIX B ............................................   87
APPENDIX C.............................................   88


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS
--------------------------------------------------------------------------------
    The following is a list of terms and their meanings when used in this prospectus.

ATTAINED AGE: The age of the Insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH SURRENDER VALUE: The policy value less any surrender charge that would apply on the date of surrender and less any Debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the Policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a Policy, plus accrued interest.


FUNDS: The Phoenix Edge Series Fund, BT Insurance Funds Trust, Federated Insurance Series, Templeton Variable Products Series Fund and Wanger Advisors Trust.


GENERAL ACCOUNT: The general asset account of Phoenix.

GIA (GUARANTEED INTEREST ACCOUNT): An investment option under which premium payment amounts are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a Policy is in effect and the Insured's life remains insured.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

INSURED: The person upon whose life the Policy is issued.

ISSUE PREMIUM: The premium payment made in connection with issuing the Policy.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the Policy. An increase or decrease in the face amount of the Policy will change the Minimum Required Premium amount.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

MULTIPLE LIFE POLICY: A Policy under which the number of Insureds is greater than one (1) but no more than five (5), and under which the death benefit is paid upon the death of the first Insured to die.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net Asset Value is computed by adding the value of a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The Valuation Date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PHOENIX (COMPANY, OUR, US, WE): Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

PLANNED ANNUAL PREMIUM: The premium amount that the Policyowner agrees to pay each policy year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the Schedule Page of the Policy. It is the date from which we measure policy years and policy anniversaries.

POLICY MONTH: The period from one monthly calculation day up to, but not including, the next monthly calculation day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a Policy.

POLICY VALUE: The sum of a Policy's share in the values of each Subaccount of the VUL Account plus the Policy's share in the values of the GIA.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing or decreasing a Policy's share in the value of the affected Subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of the Fund.

SINGLE LIFE POLICY: A Policy that covers the life of one (1) Insured.

SUBACCOUNTS: Accounts within the VUL Account to which nonloaned assets under a Policy are allocated.

UNIT: A standard of measurement used to set the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of a Fund.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VPMO: Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO: Variable Products Operations.

VUL ACCOUNT (ACCOUNT): Phoenix Home Life Variable Universal Life Account, a separate account of the company.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the Policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire Prospectus before making any decision.


INVESTMENT FEATURES

FLEXIBLE PREMIUMS
    The only premiums you have to pay are the issue premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the Subaccounts of the VUL Account and/or the GIA as you will have instructed us.

    You may make transfers into the GIA and among the Subaccounts at anytime. Transfers from the GIA are subject to the rules discussed in "Appendix B" and under "Transfer of Policy Value."

    The policy value varies with the investment performance of the Funds and is not guaranteed.

    The policy value allocated to the GIA will depend on deductions taken from the GIA to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS

[diamond] Generally, you may take loans against 90% of the Policy's cash surrender value subject to certain conditions. See "Policy Loans."


[diamond] You may partially surrender any part of the policy anytime. A partial surrender fee of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."


[diamond] You may fully surrender this Policy anytime for its cash surrender value. A surrender charge may be imposed. See "Surrenders."


INSURANCE PROTECTION FEATURES

DEATH BENEFITS

[diamond] Both a fixed and variable benefit is available under the Policy.
          [bullet] The fixed benefit is equal to the Policy's face amount
                   (Option 1)
          [bullet] The variable benefit equals the face amount plus the policy value (Option 2)


[diamond] After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $250,000.


[diamond] The death benefit is payable when the insured dies. See "Death
          Benefit."

DEATH BENEFIT GUARANTEE
    You may elect a guaranteed death benefit. The guaranteed death benefit is equal to the initial face amount or the face amount as later changed by increases or decreases regardless of investment performance. The death benefit guarantee may not be available in some states.

ADDITIONAL BENEFITS
    The following additional benefits are available by rider:

[diamond] Single Life Policies:
          [bullet] Disability Waiver of Specified Premium
          [bullet] Accidental Death Benefit
          [bullet] Death Benefit Protection
          [bullet] Whole Life Exchange Option
          [bullet] Purchase Protection Plan
          [bullet] Living Benefits
          [bullet] Cash Value Accumulation
          [bullet] Child Term
          [bullet] Family Term
          [bullet] Business Term

[diamond] Multiple Life Policies:
          [bullet] Disability Benefit
          [bullet] Survivor Purchase Option
          [bullet] Term Insurance
          [bullet] Policy Exchange Option

    Availability of these Riders depends upon state approval and may involve an extra cost.


DEDUCTIONS AND CHARGES

FROM PREMIUM PAYMENTS

[diamond] Taxes
          [bullet] State Premium Tax Charge--2.25% on Single Life Policies
                   Varies by state on Multiple Life Policies
          [bullet] Federal Tax Charge--1.50% on Single Life Policies See
                   "Charges and Deductions" for a detailed discussion.

FROM POLICY VALUE

[diamond] Issue Expense Charge--Deducted in the first policy year only and payable in 12 monthly installments.


[diamond] Administrative Charge--The Administrative Charge is currently set at
          $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.


[diamond] Cost of Insurance--Amount deducted monthly. Cost of insurance rates apply to the Policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the Insureds.

[diamond] Surrender charge--Deducted if the Policy is surrendered within the first 10 policy years. See "Surrender Charge."

[diamond] Partial Surrender Fee--Deducted to recover costs of processing request. The fee is equal to 2% of withdrawal, but not more than $25.

[diamond] Partial surrender charge--Deducted for partial surrenders and decrease in face amount.

FROM THE VUL ACCOUNT
    Mortality and Expense Risk Charge:

Single Life Policies:

[diamond] Policy years 1 through 15--.80% annually;

[diamond] Policy years 16 and after--.25% annually.

Multiple Life Policies:

[diamond] For all policy years--.80% annually

FROM THE FUND
    The assets of the VUL Account are used to purchase, at Net Asset Value, shares of your selected underlying Funds. The Net Asset Value reflects investment management fees and other direct expenses of the Fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.


ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:


[diamond] within 10 days after you receive the Policy, or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond] within 45 days of completing the application;

whichever is latest.

    See "Right to Cancel Period."

RISK OF LAPSE
    The Policy will remain in force as long as the cash surrender value is enough to pay the necessary monthly charges incurred under the Policy. When the cash surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity (a "grace period") to keep the Policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the VUL Account or the GIA are not subject to income tax until there is a distribution from the Policy. Loans, partial surrenders or Policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The Policy is subject to laws and regulations in every state where the Policy is sold. Therefore, the terms of the Policy may vary from state to state.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix A" for more information.


PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
    We are a mutual life insurance company originally chartered in Connecticut in 1851 and redomiciled to New York in 1992. Our executive office is at One American Row, Hartford, Connecticut 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell insurance policies and annuity contracts through our own field force of full time agents and through brokers.


THE VUL ACCOUNT
    The VUL Account is a separate account of Phoenix, established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the VUL Account or Phoenix by the SEC.

    The VUL Account is divided into Subaccounts each of which is available for allocation of policy value. Each Subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional Subaccounts which will be made available to existing Policyowners to the extent and on a basis decided by us. See "Investments of the VUL Account--Participating Investment Funds."

    We do not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall policy value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is part of the general business of Phoenix, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business we may conduct do not affect the VUL Account. Under New York law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the Policy are general corporate obligations of Phoenix.


THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix reserves the right to limit total deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. Phoenix will credit interest daily on the amounts allocated under the Policy to the GIA. The credited rate will be the same for all monies deposited at the same time. The loaned portion of the GIA will be credited interest at an effective annual fixed rate of 2% for Single Life Policies (4% in New York) and 6% for Multiple Life Policies. Interest on the unloaned portion of the GIA will be credited at an effective annual rate of not less than 4%.

    On the last business day of each calendar week, Phoenix sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon the end of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate then being applied to new deposits to the GIA. This rate will remain in effect for a guaranteed period of one full year from the date the new rate is applied.

    In general, you can make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the GIA. Also, the total policy value allocated to the GIA may be transferred out of the GIA to one or more of the Subaccounts of the VUL Account over a consecutive four-year period according to the following schedule:

[diamond] Year One:   25% of the total value

[diamond] Year Two:   33% of remaining value

[diamond] Year Three: 50% of remaining value

[diamond] Year Four:  100% of remaining value

    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix B" and "Transfer of Policy Value--Systematic Transfer Program."


THE POLICY
--------------------------------------------------------------------------------
INTRODUCTION
    The Policy is a flexible premium variable universal life insurance policy. The Policy has a death benefit, cash surrender value and loan privilege as does a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several Subaccounts of the VUL Account or the GIA. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Fund. The policy value varies according to the investment performance of the Series to which premiums have been allocated.


ELIGIBLE PURCHASERS
    Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing suitable evidence of insurability. You can purchase a Policy to insure the life of another person provided that you have an insurable interest in that life and the prospective Insured consents. A Policy also can be purchased to cover from two to five lives under one Policy, for any person up to the age of 80. Under such a Multiple Life Policy, the death benefit is paid upon the first death under the Policy; the Policy then terminates. Such a Policy could be purchased on the lives of spouses, family members, business partners or other related groups.


FLEXIBLE PREMIUMS
    The issue premium required depends on a number of factors, such as:

[diamond] age;

[diamond] sex;

[diamond] rate class of proposed insured;

[diamond] desired face amount;

[diamond] supplemental benefit; and

[diamond] planned premiums

    The minimum issue premium for a Policy is generally 1/6 of the Planned Annual Premium. The issue premium is due on the policy date. The Insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the Schedule Page of the Policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting

Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by the applicable charge for state premium tax. Single Life Policies will also be reduced by a federal tax charge of 1.50%. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

    Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will be first used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various Subaccounts of the VUL Account or to the GIA, based on the premium allocation schedule elected in the application for the Policy or by your most recent instructions. See "Nonsystematic Transfers."

    The number of units credited to a Subaccount of the VUL Account will be determined by dividing the portion of the net premium applied to that Subaccount by the unit value of the Subaccount on the payment date.

    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the Policy.

    You also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force.

    The Policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the Policy. If the total premium limit is exceeded, the Policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value then will be adjusted to reflect the refund. To pay such refund, amounts taken from each Subaccount or the GIA will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

    You may authorize your bank to draw $25 or more from your personal checking account to be allocated among the available Subaccounts or the GIA. Your monthly payment will be invested according to your most recent instructions on file at VPO.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).


ALLOCATION OF ISSUE PREMIUM
    We will generally allocate the issue premium less applicable charges to the VUL Account or to the GIA upon receipt of a completed application, in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the VUL Account, and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.


RIGHT TO CANCEL PERIOD
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond] by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond] within 45 days after completing the application, whichever occurs latest (the "Right to Cancel Period").

    We treat a returned Policy as if we never issued it and, except for Policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned Policy: (1) the current policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the Policy. For Policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the Policy. If we decline to issue the Policy, we will refund to you the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.


TEMPORARY INSURANCE COVERAGE
    On the date the application for a Policy is signed and submitted with the issue premium, we issue a Temporary Insurance Receipt. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.


TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
    You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred ("Sending Subaccount") and if the value in that Subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to more than one Subaccount ("Receiving Subaccounts"). Under the Systematic Transfer Program, Policyowners may make more than one transfer per policy year from the GIA. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VPO at 800/541-0171 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be made on the basis of the GIA and Subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
    Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a policy year.

    We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond] the entire balance in the Subaccount or the GIA is being transferred;
          or

[diamond] the transfer is part of the Systematic Transfer Program.

    We also reserve the right to prohibit a transfer to any Subaccount of the VUL Account if the value of your investment in that Subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a Subaccount or the GIA be transferred if the value of your investment in that Subaccount would, immediately after the transfer, be less than $500.

    You may make only one transfer per policy year from the unloaned portion of the GIA unless (1) the transfer(s) are made as part of a Systematic Transfer Program, or (2) we agree to make an exception to this rule. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the GIA at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the GIA out of the GIA to one or more of the Subaccounts over a consecutive four-year period according to the following schedule:

[diamond] Year One:      25% of the total value

[diamond] Year Two:      33% of the remaining value

[diamond] Year Three:    50% of the remaining value

[diamond] Year Four:     100% of the remaining value

    A nonsystematic transfer from the unloaned portion of the GIA will be processed on the day such request is received by VPMO.

    Transfers into the GIA and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in to a total of 18 at any one time or over the life of the Policy. We may limit you to less than 18 if we are required to do so by any federal or state law.

    Because excessive exchanges between Subaccounts can hurt Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple Policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Right to Cancel Period.


DETERMINATION OF SUBACCOUNT VALUES
    We establish the unit value of each Subaccount of the VUL Account on the first valuation date of that Subaccount. The unit value of a Subaccount on any other valuation date is determined by multiplying the unit value of that Subaccount on the just prior valuation date by the Net Investment Factor for that Subaccount for the then current valuation period. The unit value of each Subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each Subaccount on a valuation date is determined at the end of that day.

    The Net Investment Factor for each Subaccount is determined by the investment performance of the assets held by the Subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is determined by the formula:

    (A) + (B)
    --------- - (D) where:
       (C)

(A) The value of the assets in the Subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) The amount of any dividend (or, if applicable, any capital gain distribution) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current valuation period.

(C) The value of the assets in the Subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) The sum of the following daily charges multiplied by the number of days in the current valuation period:

      1.  the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.


DEATH BENEFIT

GENERAL
    The death benefit under Option 1 equals the Policy's face amount on the date of the death of the Insured or, if greater, the minimum death benefit on the date of death.

    Under Option 2, the death benefit equals the Policy's face amount on the date of the death of the Insured, plus the policy value or, if greater, the minimum death benefit on that date.

    Under either Option, the minimum death benefit is the policy value on the date of death of the Insured increased by a percentage determined from a table contained in the Policy. This percentage will be based on the Insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION
    A guaranteed death benefit rider is available. Under this Policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the Policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.

LIVING BENEFITS OPTION
    In the event of a terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000.

REQUESTS FOR INCREASE IN FACE AMOUNT
    Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the Policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the Insured's age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increases. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the Policy also will increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Right to Cancel Period (see "The Policy--Right to Cancel Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the Policy resulting from the increase, see "Material Change Rules."

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT
ON DEATH BENEFIT
    A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a Policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a Policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the Policy before the decrease).


SURRENDERS

GENERAL
    At any time during the lifetime of the Insured(s) and while the Policy is in force, you may partially or fully surrender the Policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the Policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

    Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

FULL SURRENDERS
    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the Policy by requesting payment of the Policy's cash surrender value. It is possible to do this at any time during the lifetime of the Insured, while the Policy is in force, with a written request to VPMO. We may require the return of the Policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the Policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any Subaccount or in the GIA is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that Subaccount or the GIA.

    Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond] The partial surrender amount paid--this amount comes from a reduction in the Policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender.

          If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

[diamond] The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

[diamond] A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the Subaccount or the GIA in the same manner as provided for the partial surrender amount paid.

    The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the Policy will be reduced by the same amount as the policy value is reduced as described above.


POLICY LOANS
    Generally, while the Policy is in force, a loan may be taken against the Policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the Policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 2% (4% in New York and New Jersey only) on Single Life Policies and 6% on Multiple Life Policies, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

    Debt may be repaid at any time during the lifetime of the Insured while the Policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the GIA. The unloaned portion of the GIA will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the Subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    Payments received by us for the Policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the Insured while the Policy is in force.

    Failure to repay a policy loan or to pay loan interest will not terminate the Policy unless the policy value becomes insufficient to maintain the Policy in force.

    The proceeds of policy loans may be subject to federal income tax. See "Federal Tax Considerations."

    In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:

[diamond] Single Life Policies
          [bullet] Policy years 1-10 (or Insured's age 65 if earlier):     4%
          [bullet] Policy years 11-15:                                     3%
          [bullet] Policy years 16 and thereafter:                     2 1/2%

[diamond] Single Life Policies--New York & New Jersey only
          [bullet] Policy years 1-10 (or Insured's age 65 if earlier):     6%
          [bullet] Policy years 11-15:                                     5%
          [bullet] Policy years 16 and thereafter:                     4 1/2%

[diamond] Multiple Life Policies
          [bullet] Policy years 1-10:                                      8%
          [bullet] Policy years 11 and thereafter:                         7%

    At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your Subaccounts and the unloaned portion of the GIA to the loaned portion of the GIA.

    A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than the annual interest rate for funds held in the loaned portion of the GIA, the policy value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than the annual interest rate for funds held in the loaned portion of the GIA, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the Policy's death benefit due to any resulting differences in cash surrender value.


LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy in force to its maturity date.


    If on any monthly calculation day during the first 3 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. However, during the first five policy years or until the cash surrender value becomes positive for the first time, the Policy will not lapse as long as all premiums planned at issue have been paid.


    During the grace period, the Policy will continue in force but Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the Policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts or to the GIA according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Subaccounts or the GIA, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY
    You may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force. The terms of this rider may vary by state.


ADDITIONAL INSURANCE OPTIONS
    While the Policy is in force and the Insured is insurable, the Policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the Policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification. However, if elected on the application, the Policyowner may, at predetermined future dates, purchase additional insurance protection on the same Insured without evidence of insurability. See "Additional Rider Benefits--Purchase Protection Plan Rider."

    In addition, once each policy year you may request an increase in face amount. This request should be made within 90 days prior to the policy anniversary and is subject to an issue expense charge of $1.50 per $1,000 of increase in face amount, up to a maximum of $600, and to our receipt of adequate insurability evidence. A Right to cancel period as described in "The Policy" section of this prospectus applies to each increase in face amount.


ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a Policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the Policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the Policy (if approved in your state).

SINGLE LIFE POLICIES:

[diamond] DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the Insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the Insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force.


[diamond] ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the Insured's 75th birthday, if:

          [bullet] the Insured dies from bodily injury that results from an accident; and
          [bullet] the Insured dies no later than 90 days after injury.

[diamond] DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

             Expiry Date of Death Benefit Guaranteed, the
    Level    later of:

      1 The policy anniversary nearest the Insured's 70th birthday or the 7th policy year; or

      2 The policy anniversary nearest the Insured's 80th birthday or the 10th policy year; or

      3      The policy anniversary nearest the Insured's 95th birthday.

    Level 1 or 2 guarantees may be extended provided that the Policy's cash surrender value is sufficient and you pay the new minimum required premium.

    For Policies issued in New York, two guaranteed periods are available:

      1 The policy anniversary nearest the Insured's 75th birthday or the 10th policy year; or

      2      The policy anniversary nearest the Insured's 95th birthday.


[diamond] WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the Policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this rider.

[diamond] PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond] LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

[diamond] CASH VALUE ACCUMULATION RIDER. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the Policy is issued. There is no charge for this rider.

[diamond] CHILD TERM RIDER. This rider provides annually renewable term coverage on children of the Insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child's 25th birthday.

[diamond] FAMILY TERM RIDER. This rider provides annually renewable term insurance coverage to age 70 on the Insured or members of the Insured's immediate family who are at least 18 years of age. The rider is fully convertible through age 65 for each Insured to either a fixed benefit or variable policy.

[diamond] BUSINESS TERM RIDER. This rider provides annually renewable term insurance coverage to age 95 on the life of the Insured under the base Policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed 6 times the initial base Policy. This rider is available only for Policies sold in the corporate-owned life insurance market, employer-sponsored life insurance market or other business-related life insurance market.

MULTIPLE LIFE POLICIES:
[diamond] DISABILITY BENEFIT RIDER. In the case of disability of the Insured, a specified monthly amount may be credited to the Policy and the monthly deductions will be waived. A Disability Benefit Rider may be provided on any or all eligible Insureds. The specified amount selected must be the same for all who elect coverage.

[diamond] SURVIVOR PURCHASE OPTION RIDER. The survivor(s) may purchase a new
          Multiple Life Policy for a face amount equal to that of the original Policy upon the first death. The new Policy will be based upon Attained Age rates.

[diamond] TERM INSURANCE RIDER. The Term Insurance Rider enables the face amount of coverage on each life to be individually specified. A rider is available for each Insured and the face amount of coverage under the rider may differ for each Insured. Based upon the Policyowner's election at issue, the rider will provide coverage for all Insureds to either age 70 or maturity of the Policy. The termination age specified must be the same for all Insureds.

[diamond] POLICY EXCHANGE OPTION RIDER. The Multiple Life Policy may be exchanged for Single Life Policies where the total face amount under the Policies is no greater than that under the original Policy. There is no charge for this rider.

INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND

    Certain Subaccounts invest in corresponding Series of The Phoenix Edge Series Fund. The following Series are currently available:


    PHOENIX RESEARCH ENHANCED INDEX SERIES: The investment objective of the Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The Series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the Series is to seek a high total return consistent with reasonable risk. The Series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The Phoenix-Aberdeen International Series provides a means for investors to invest a portion of their assets outside the United States.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the Series is to seek long-term capital appreciation. The Series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the Series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the Series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the Series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    PHOENIX-GOODWIN BALANCED SERIES: The investment objective of the Series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Goodwin Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    PHOENIX-GOODWIN GROWTH SERIES: The investment objective of the Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Goodwin Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the Series is to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the Series is to seek long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES: The investment objective of the Series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Goodwin Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Adviser's appraisal of investments most likely to achieve the highest total return.

    PHOENIX-GOODWIN STRATEGIC THEME SERIES: The investment objective of the Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Goodwin Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the Series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the Series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the Series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Value Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the Series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.


BT INSURANCE FUNDS TRUST
    A certain Subaccount invests in a corresponding Series of the BT Insurance Funds Trust. The following Series is currently available:

    EAFE(registered trademark) EQUITY INDEX FUND: The Series seeks to match the performance of the Morgan Stanley Capital International EAFE(registered trademark) Index ("EAFE(registered trademark) Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East. The Series invests in a statistically selected sample of the securities found in the EAFE(registered trademark) Index.


FEDERATED INSURANCE SERIES
    Certain Subaccounts invest in corresponding Series of the Federated Insurance Series. The following Series are currently available:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the Series is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the Series is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.


TEMPLETON VARIABLE PRODUCTS SERIES FUND

    Certain Subaccounts invest in Class 2 Shares of a corresponding Series of the Templeton Variable Products Series Fund. The following Series are currently available:

    MUTUAL SHARES INVESTMENTS FUND: The primary investment objective of the Series is capital appreciation with income as a secondary objective. The Mutual Shares Investments Series invests primarily in domestic equity securities that the manager believes are significantly undervalued.

    TEMPLETON ASSET ALLOCATION FUND: The investment objective of the Series is a high level of total return. The Templeton Asset Allocation Series invests in stocks of companies of any nation, bonds of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

    TEMPLETON DEVELOPING MARKETS FUND: The investment objective of the Series is long-term capital appreciation. The Templeton Developing Markets Series invests primarily in emerging markets equity securities.

    TEMPLETON INTERNATIONAL FUND: The investment objective of the Series is long-term capital. The Templeton International Series invests primarily in stocks of companies located outside the United States, including emerging markets. Any income realized will be incidental. It also may invest in debt securities of governments and companies located anywhere in the world.

    TEMPLETON STOCK FUND: The investment objective of the Series is long-term capital growth. The Templeton Stock Series invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.


WANGER ADVISORS TRUST

    Certain Subaccounts invest in corresponding Series of the Wanger Advisors Trust. The following Series are currently available:

    WANGER FOREIGN FORTY: The investment objective of the Series is to seek long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the Series is to seek long-term capital growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY: The investment objective of the Series is to seek long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP: The investment objective of the Series is to seek long-term capital growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each Series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any Series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of the Funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund(s) simultaneously. Although neither Phoenix nor the Fund(s) trustees currently foresee any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from:

[diamond] changes in state insurance laws;

[diamond] changes in federal income tax laws;

[diamond] changes in the investment management of any portfolio of the Fund(s);
          or

[diamond] differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners.

    We will, at our expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISERS
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to all Series in The Phoenix Edge Series Fund except the Phoenix-Duff & Phelps Real Estate Securities and Phoenix-Aberdeen New Asia Series. Based on subadvisory agreements with the Fund, PIC delegates certain investment decisions and research functions to subadvisers for the following Series:


[diamond] J.P. Morgan Investment Management, Inc.
          [bullet] Phoenix Research Enhanced Index Series

[diamond] Roger Engemann & Associates, Inc. ("Engemann")
          [bullet] Phoenix-Engemann Nifty Fifty Series

[diamond] Seneca Capital Management, LLC ("Seneca")
          [bullet] Phoenix-Seneca Mid-Cap Growth Series

[diamond] Schafer Capital Management, Inc.
          [bullet] Phoenix-Schafer Mid-Cap Value Series


    The investment adviser to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment adviser to the Phoenix-Aberdeen New Asia Series is Phoenix-Aberdeen International Advisors LLC ("PAIA"). Pursuant to subadvisory agreements with the Fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect, less than wholly-owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix and by Aberdeen Fund Managers, Inc.

The other investment advisers are:


[diamond] Bankers Trust Company
          [bullet] EAFE(registered trademark) Equity Index Fund

[diamond] Federated Investment Management Company
          [bullet] Federated Fund for U.S. Government Securities II [bullet] Federated High Income Bond Fund II

[diamond] Templeton Investment Counsel, Inc.
          [bullet] Templeton Asset Allocation Fund
          [bullet] Templeton International Fund
          [bullet] Templeton Stock Fund

[diamond] Templeton Asset Ltd.
          [bullet] Templeton Developing Markets Fund

[diamond] Franklin Mutual Advisers, Inc.
          [bullet] Mutual Shares Investments Fund


[diamond] Wanger Asset Management, L.P.

          [bullet] Wanger Foreign Forty o Wanger International Small Cap [bullet] Wanger Twenty
          [bullet] Wanger U.S. Small Cap


SERVICES OF THE ADVISERS

    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisers and subadvisers, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the Funds.


REINVESTMENT AND REDEMPTION
    All dividend distributions of the Fund are automatically reinvested in shares of the Fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the Fund, if any, are reinvested at the net asset value on the record date. We redeem Fund shares at their net asset value to the extent necessary to make payments under the Policy.


SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the VUL Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional Subaccounts within the VUL

Account, each of which will invest in shares of a designated portfolio of the Fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing Policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the Fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to Policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the Subaccount in which the substitution is to occur to another Subaccount.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL
    Charges are deducted in connection with the Policy to compensate us for:

[diamond] our expenses in selling the Policy;

[diamond] underwriting and issuing the Policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the Policy; and

[diamond] assuming certain risks in connection with the Policy.

    The nature and amount of these charges are more fully described in sections below.

    When we issue Policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond] issue expense charge; and/or

[diamond] surrender charge.

    Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

    Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.


CHARGES DEDUCTED ONCE
[diamond] PREMIUM TAX CHARGE. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.


[diamond] FEDERAL TAX CHARGE. A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.


PERIODIC CHARGES

MONTHLY
[diamond] ISSUE EXPENSE CHARGE. This charge is to reimburse Phoenix for underwriting and start-up expenses in connection with issuing a Policy.

          [bullet] SINGLE LIFE POLICIES: the issue expense charge is $1.50 per $1,000 of face amount up to a maximum of $600.

          [bullet] MULTIPLE LIFE POLICIES: the issue expense charge is $150.

    Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments over the first 12 months of the Policy. Generally, administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain member characteristics, the purposes for which the Policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.


[diamond] ADMINISTRATIVE CHARGE. The Administrative Charge is currently set at
          $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.


[diamond] COST OF INSURANCE. To determine this expense, we multiply the appropriate cost of insurance rate by the difference between your Policy's death benefit and the policy value. Generally, cost of insurance rates for Single Life Policies are based on the sex, attained age, duration and risk class of the Insured; and for Multiple Life Policies the cost of insurance rates are based on the sex, attained age and risk class of the Insureds. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the Insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been in force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place Insureds into a standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insureds as determined by medical information that we request. For otherwise identical Policies, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into categories: smokers, nonsmokers and those who have never smoked. Nonsmokers will generally incur a lower cost of insurance than similarly situated Insureds who smoke.

[diamond] COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

    Monthly deductions are made on each monthly calculation day. The amount deducted is allocated among Subaccounts and the unloaned portion of the GIA based on an allocation schedule specified by you.

    You initially chose this schedule in your application, and you can change it later from time to time. If any Subaccount or the unloaned portion of the GIA is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other Subaccounts or GIA will be proportionally increased.

DAILY
[diamond] MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of 0.80% is deducted daily from the VUL Account. For Single Life Policies, after the 15th policy year, the charge is reduced to an annual rate of 0.25%. No portion of this charge is deducted from the GIA.

          The mortality risk assumed by us is that collectively our Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, therefore, that the total amount of death benefits that we will pay out will be greater than that we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of policy loans, which may cause us to incur greater costs than expected when we designed the Policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.


CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond] SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the Policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing Policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the Policy is surrendered (or the face amount is reduced or the Policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

          During the first 10 Policy years, the surrender charge described below will apply if you either surrender the Policy for its cash surrender value or let the Policy lapse. There is no surrender charge after the 10th policy year. During the first two policy years on Single Life Policies and during the first 10 policy years on Multiple Life Policies, the maximum surrender charge that a Policyowner could pay while he or she owns the Policy is the amount shown in the Policy's surrender charge Schedule, or equal to either A plus B (as defined below), whichever is less. After the first two policy years on Single Life Policies, the maximum surrender charge that a Policyowner could pay is based on the amount shown in the Policy's Surrender Charge Schedule.

          A. The contingent deferred sales charge is equal to:

             1. 28.5% of all premiums paid (up to and including the amount stated in the Policy's Surrender Charge Schedule, which is calculated according to a formula contained in a SEC rule); plus

             2. 8.5% of all premiums paid in excess of this amount but not greater than twice this amount; plus

             3. 7.5% of all premiums paid in excess of twice this amount.

          B. The contingent deferred issue charge is equal to $5 per $1,000 of initial face amount.

                            SURRENDER CHARGE SCHEDULE
                            -------------------------

          POLICY  SURRENDER   POLICY  SURRENDER   POLICY  SURRENDER
          MONTH    CHARGE     MONTH    CHARGE     MONTH    CHARGE
          -----    ------     -----    ------     -----    ------

          1-60    $1307.54      80    $1066.03     100     $727.09
            61    1295.46       81     1053.95     101      690.65
            62    1283.39       82     1041.88     102      654.22
            63    1271.31       83     1029.80     103      617.78
            64    1259.24       84     1017.73     104      581.35
            65    1247.16       85     1005.65     105      544.91
            66    1235.08       86      993.58     106      508.48
            67    1223.01       87      981.50     107      472.05
            68    1210.93       88      969.43     108      435.61
            69    1198.86       89      957.35     109      399.18
            70    1186.78       90      945.28     110      362.74
            71    1174.71       91      933.20     111      326.31
            72    1162.63       92      921.13     112      289.97
            73    1150.56       93      909.05     113      253.44
            74    1138.48       94      896.97     114      217.01
            75    1126.41       95      884.90     115      180.57
            76    1114.33       96      872.82     116      144.14
            77    1102.26       97      836.39     117      107.70
            78    1090.18       98      799.95     118       71.27
            79    1078.10       99      763.52     119       34.83
                                                   120         .00

[diamond] PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in face amount, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each Subaccount and GIA in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.


[diamond] PARTIAL SURRENDER CHARGE. If less than all of the Policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the Policy. The charge is to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction which is equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value. This amount is assessed against the Subaccounts and the GIA in the same proportion as the withdrawal is allocated.

          A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the Policy prior to the decrease.


INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.

    These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.


OTHER TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. We may, however, make such a charge in the future for these or any other taxes attributable to the VUL Account.


GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS

GENERAL
    Payment of any amount upon complete or partial surrender, policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond] for up to six months from the date of the request, for any transactions dependent upon the value of the GIA;

[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond] whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets.

    Transfers also may be postponed under these circumstances.


PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.


THE CONTRACT
    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the Policy.


SUICIDE
    If the Insured commits suicide within two years after the Policy's date of issue, the Policy will stop and become void. We will pay you the Policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the Policy.

INCONTESTABILITY
    We cannot contest this Policy or any attached rider after it has been in force during the Insured's lifetime or for two years from the policy date.


CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Insured, the death benefit payable under the Policy will be paid to your estate.

    As long as the Policy is in force, the Policyowner and the Beneficiary may be changed in writing, satisfactory to us. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.


ASSIGNMENT
    The Policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.


MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.


SURPLUS
    You may share in the divisible surplus of Phoenix to the extent decided annually by the Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in investment results.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    Under a Policy covering multiple lives, the death proceeds will be paid upon the first death under the Policy. In addition, under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

    While the Insured is living, you may elect a payment option for payment of the death proceeds to the Beneficiary. You may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the Beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.


PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
     Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
     Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

          The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond] ten years;

[diamond] twenty years; or

[diamond] until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the Insured; or

[diamond] the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the Policy.


FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your Beneficiary depends on our tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any Policy. The Internal Revenue Service (the "IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the Policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.


PHOENIX'S TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to our tax status under current provisions of the Code, no charge currently will be made to the VUL Account for our federal income taxes which may be attributable to the VUL Account. We reserve the right to make a deduction for taxes if our federal tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the tax treatment to our variable life insurance contracts, or if changes occur in our tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.


POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The Policy, whether or not it is a "modified endowment contract" (see the discussion on modified endowment contracts), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under
Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, a Policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the Policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

    Code Section 7702 imposes certain conditions with respect to premiums received under a Policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the Policyowner within 60 days after the end of the policy year, and maintain the qualification of the Policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a Policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the Policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the Policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax adviser in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
    We believe that any loan received under a Policy will be treated as your indebtedness. If the Policy is a modified endowment contract, loans are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the Policy is not a modified endowment contract, we believe that no part of any loan under a Policy will constitute income to you.

    The deductibility by a Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. A Policyowner intending to fund premium payments through borrowing should consult a tax adviser with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.


BUSINESS-OWNED POLICIES
    If a business or a corporation owns the Policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test." The measuring stick for this test is a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums but which, after the seventh year is "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A Policy becomes a modified endowment contract, if, at any time during the first seven years, the cumulative premium paid on the Policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
    If there is a reduction in death benefits during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the Policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTIONS AFFECTED
    If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2;

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

MATERIAL CHANGE RULES
    Any determination of whether the Policy meets the 7-pay test will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions.

[diamond] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if:
          [bullet] the cost-of-living determination period does not exceed the remaining premium payment period under the Policy; and [bullet] the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the Policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax adviser should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.


LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.


QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the Policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax adviser.


DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each Series of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the Series assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, we reserve the right to modify the Policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.


CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the Policies relate to the same Insured. If the surrendered Policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.


OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------
We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to Policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Adviser of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.

PHOENIX
    You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a policyholder's vote is taken. At meetings of all the Phoenix policyholders, you (or payee) may cast only one vote as the holder of a Policy, irrespective of policy value or the number of the Policies you hold.


THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

 DIRECTORS                   PRINCIPAL OCCUPATION

 Sal H. Alfiero              Chairman and Chief Executive
                             Officer, Mark IV Industries, Inc.
                             Amherst, New York

 J. Carter Bacot             Chairman and Chief Executive
                             Officer, The Bank of New York
                             New York, New York

 Richard H. Booth            Executive Vice President,
                             Strategic Development, Phoenix
                             Home Life Mutual Insurance
                             Company, Hartford, Connecticut;
                             formerly President, Travelers
                             Insurance Company

 Peter C. Browning           President and Chief Operating
                             Officer, Sonoco Products Company
                             Hartsville, South Carolina

 Arthur P. Byrne             Chairman, President and Chief
                             Executive Officer, The Wiremold
                             Company
                             West Hartford, Connecticut

 Richard N. Cooper           Professor of International
                             Economics, Harvard University;
                             formerly Chairman, National
                             Intelligence Council, Central
                             Intelligence Agency
                             McLean, Virginia

 Gordon J. Davis, Esq.       Partner, LeBoeuf, Lamb, Greene &
                             MacRae; formerly Partner, Lord,
                             Day & Lord, Barret Smith
                             New York, New York

 Robert W. Fiondella         Chairman of the Board, President
                             and Chief Executive Officer,
                             Phoenix Home Life Mutual
                             Insurance Company
                             Hartford, Connecticut

 Jerry J. Jasinowski         President, National Association
                             of Manufacturers
                             Washington, D.C.

 John W. Johnstone           Chairman, President and Chief
                             Executive Officer, Olin
                             Corporation
                             Norwalk, Connecticut


 Marilyn E. LaMarche         Limited Managing Director, Lazard
                             Freres & Company
                             New York, New York

 Philip R. McLoughlin        Executive Vice President and
                             Chief Investment Officer, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

 Indra K. Nooyi              Senior Vice President,
                             PepsiCo, Inc.
                             Purchase, New York

 Robert F. Vizza             President and Chief Executive
                             Officer, St. Francis Hospital
                             Roslyn, New York

 Robert G. Wilson            Chairman and Chief Financial
                             Officer, Lending Tree, Inc.,
                             Charlotte, North Carolina;
                             Chairman and President, Ziani
                             International Capital, Inc.,
                             Miami, Florida; formerly General
                             Partner, Goldman Sachs & Company,
                             New York, New York; Vice
                             Chairman, Carter Kaplan &
                             Company, Richmond, Virginia; and
                             Chairman and Chief Executive
                             Officer, Ecologic
                             Waste Services, Inc.
                             Miami, Florida

 Dona D. Young               Executive Vice President,
                             Individual Insurance and General
                             Counsel

EXECUTIVE OFFICERS           PRINCIPAL OCCUPATION

Robert W. Fiondella          Chairman of the Board, President
                             and Chief Executive Officer

Richard H. Booth             Executive Vice President,
                             Strategic Development

Carl T. Chadburn             Executive Vice President

Philip R. McLoughlin         Executive Vice President and
                             Chief Investment Officer

David W. Searfoss            Executive Vice President and
                             Chief Financial Officer

Dona D. Young                Executive Vice President,
                             Individual Insurance and General
                             Counsel

Kelly J. Carlson             Senior Vice President, Business
                             Practices

Robert G. Chipkin            Senior Vice President and
                             Corporate Actuary

Martin J. Gavin              Senior Vice President, Trust
                             Operations

Randall C. Giangiulio        Senior Vice President, Group Life
                             and Health

Edward P. Hourihan           Senior Vice President,
                             Information Systems

Joseph E. Kelleher           Senior Vice President,
                             Underwriting and Operations

Robert G. Lautensack, Jr.    Senior Vice President,
                             Individual Financial


Maura L. Melley              Senior Vice President, Public
                             Affairs

Scott C. Noble               Senior Vice President

David R. Pepin               Senior Vice President

Robert E. Primmer            Senior Vice President, Individual
                             Distribution

Frederick W. Sawyer, III     Senior Vice President

Simon Y. Tan                 Senior Vice President, Market and
                             Product Development

Anthony J. Zeppetella        Senior Vice President, Corporate
                             Portfolio Management

Walter H. Zultowski          Senior Vice President, Marketing
                             and Market Research; formerly
                             Senior Vice President,
                             LIMRA International,
                             Hartford, Connecticut


    The above positions reflect the last held position in Phoenix during the last five years.



SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the VUL Account. The assets of the VUL Account are kept physically segregated and held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the Funds.


SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), in which Phoenix owns a majority interest.

    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these Policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the Policies.


STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the VUL Account and the GIA. This regulation does not include, however, any supervision over the investment policies of the VUL Account.

REPORTS
--------------------------------------------------------------------------------
    All Policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the Policies.


LEGAL MATTERS
--------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of Phoenix, its authority to issue variable life insurance Policies and the validity of the Policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This Prospectus is a summary of the contents of the Policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, Phoenix and the Policy.


YEAR 2000 ISSUE
--------------------------------------------------------------------------------
    Many existing computer programs use only two digits to identify the year in a date field. This is commonly referred to as the "Year 2000 Issue." Companies must consider the impact of the upcoming change in the century on their computer systems. The Year 2000 Issue, if not adequately addressed, could result in computer system failures or miscalculations causing disruptions of operations and the possible inability of companies to process transactions. We believe that the Year 2000 Issue is an important business priority requiring careful analysis of every business system in order to be assured that all information systems applications are century compliant.

    We have been addressing the Year 2000 Issue in earnest since 1995 when, with consultants, a comprehensive inventory and assessment of all business systems, including those of our subsidiaries, was conducted. We have identified and are now actively pursuing a number of strategies to address the issue, including:

[diamond] upgrading systems with compliant versions;

[diamond] developing or acquiring new systems to replace those that are obsolete;

[diamond] and remediating existing systems by converting code or hardware.

    Based on current assessments, we expect to have our computer systems remediated and tested by June 1999. In addition, Phoenix is examining the status of its third-party vendors, obtaining assurances that their software and hardware products will be century compliant by the end of 1999.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The consolidated financial statements of Phoenix contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available for the period ended December 31, 1998.

PHOENIX HOME LIFE VARIABLE
UNIVERSAL LIFE ACCOUNT
FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

                                                                                                                  MULTI-SECTOR
                                                                            MONEY MARKET          GROWTH          FIXED INCOME
                                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------         ----------
ASSETS
   Investments at cost................................................      $ 29,233,552       $254,437,583       $ 18,020,712
                                                                            ============       ============       ============
   Investment in The Phoenix Edge Series Fund, at market..............      $ 29,233,552       $331,086,585       $ 16,340,834
                                                                            ------------       ------------       ------------
      Total assets....................................................        29,233,552        331,086,585         16,340,834
LIABILITIES
   Accrued expenses to related party..................................            17,287            209,893             11,253
                                                                            ------------       ------------       ------------
NET ASSETS............................................................      $ 29,216,265       $330,876,692       $ 16,329,581
                                                                            ============       ============       ============
Accumulation units outstanding........................................        19,445,741         61,038,521          7,465,200
                                                                            ============       ============       ============
Unit value............................................................      $   1.502450       $   5.420786       $   2.187421
                                                                            ============       ============       ============

                                                                             STRATEGIC
                                                                             ALLOCATION        INTERNATIONAL        BALANCED
                                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------         ----------
ASSETS
   Investments at cost................................................      $ 38,006,641       $ 52,877,225       $ 23,277,178
                                                                            ============       ============       ============
   Investment in The Phoenix Edge Series Fund, at market..............      $ 42,884,376       $ 59,477,822       $ 27,176,858
                                                                            ------------       ------------       ------------
      Total assets....................................................        42,884,376         59,477,822         27,176,858
LIABILITIES
   Accrued expenses to related party..................................            27,626             38,654             17,606
                                                                            ------------       ------------       ------------
NET ASSETS............................................................      $ 42,856,750       $ 59,439,168       $ 27,159,252
                                                                            ============       ============       ============
Accumulation units outstanding........................................        12,854,218         25,861,683         12,965,944
                                                                            ============       ============       ============
Unit value............................................................      $   3.334058       $   2.298356       $   2.094661
                                                                            ============       ============       ============

                                                                                                                    ABERDEEN
                                                                            REAL ESTATE       STRATEGIC THEME       NEW ASIA
                                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------         ----------
ASSETS
   Investments at cost................................................      $  4,634,701       $  6,220,582       $  2,033,105
                                                                            ============       ============       ============
   Investment in The Phoenix Edge Series Fund, at market..............      $  3,886,791       $  8,065,971       $  1,479,400
                                                                            ------------       ------------       ------------
      Total assets....................................................         3,886,791          8,065,971          1,479,400
LIABILITIES
   Accrued expenses to related party..................................             1,214              5,016                983
                                                                            ------------       ------------       ------------
NET ASSETS............................................................      $  3,885,577       $  8,060,955       $  1,478,417
                                                                            ============       ============       ============
Accumulation units outstanding........................................         3,145,785          4,829,333          2,327,758
                                                                            ============       ============       ============
Unit value............................................................      $   1.235169       $   1.669165       $   0.635131
                                                                            ============       ============       ============

                                                                                                                     SENECA
                                                                              ENHANCED           ENGEMANN            MID-CAP
                                                                               INDEX            NIFTY FIFTY          GROWTH
                                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------         ----------
ASSETS
   Investments at cost................................................       $11,431,268         $1,490,895         $  819,776
                                                                            ============       ============       ============
   Investment in the Phoenix Edge Series Fund, at market..............       $12,738,930         $1,743,031         $  949,988
                                                                            ------------       ------------       ------------
      Total assets....................................................        12,738,930          1,743,031            949,988
LIABILITIES
   Accrued expenses to related party..................................            11,879              1,024                555
                                                                            ------------       ------------       ------------
NET ASSETS............................................................       $12,727,051         $1,742,007         $  949,433
                                                                            ============       ============       ============
Accumulation units outstanding........................................         9,141,857          1,388,592            801,887
                                                                            ============       ============       ============
Unit value............................................................        $ 1.392173         $ 1.254504         $ 1.184001
                                                                            ============       ============       ============

                       See Notes to Financial Statements

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998
                                   (CONTINUED)

                                                                               GROWTH                                SCHAFER
                                                                             AND INCOME        VALUE EQUITY          MID-CAP
                                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------         ----------
ASSETS
   Investments at cost................................................       $ 2,982,276        $   742,160        $   907,393
                                                                             ===========        ===========        ===========
   Investment in The Phoenix Edge Series Fund, at market..............       $ 3,334,697        $   817,347        $   892,867
                                                                             -----------        -----------        -----------
      Total assets....................................................         3,334,697            817,347            892,867
LIABILITIES
   Accrued expenses to related party..................................             1,932                527                550
                                                                             -----------        -----------        -----------
NET ASSETS............................................................       $ 3,332,765        $   816,820        $   892,317
                                                                             ===========        ===========        ===========
Accumulation units outstanding........................................         2,784,908            748,006          1,013,461
                                                                             ===========        ===========        ===========
Unit value............................................................       $  1.196724        $  1.091997        $  0.880465
                                                                             ===========        ===========        ===========

                                                                               WANGER             WANGER
                                                                                U.S.           INTERNATIONAL        TEMPLETON
                                                                             SMALL CAP           SMALL CAP            STOCK
                                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------         ----------
ASSETS
   Investments at cost................................................       $28,429,006        $10,613,991        $    26,984
                                                                             ===========        ===========        ===========
   Investment in Wanger Advisors Trust, at market.....................       $31,256,495        $11,219,048                 --
   Investment in Templeton Variable Products Series Fund, at market...                --                 --        $    27,400
                                                                             -----------        -----------        -----------
      Total assets....................................................        31,256,495         11,219,048             27,400
                                                                             -----------        -----------        -----------
LIABILITIES
   Accrued expenses to related party..................................            19,828              7,180                  8
                                                                             -----------        -----------        -----------
NET ASSETS............................................................       $31,236,667        $11,211,868        $    27,392
                                                                             ===========        ===========        ===========
Accumulation units outstanding........................................        21,727,449          9,675,387             27,534
                                                                             ===========        ===========        ===========
Unit value............................................................       $  1.437659        $  1.158764        $  0.995090
                                                                             ===========        ===========        ===========

                                                                              TEMPLETON           TEMPLETON
                                                                           ASSET ALLOCATION     INTERNATIONAL
                                                                              SUBACCOUNT         SUBACCOUNT
                                                                              ----------         ----------
ASSETS
   Investments at cost................................................         $  37,201          $  52,253
                                                                               =========          =========
   Investment in Templeton Variable Products Series Fund, at market...         $  37,568          $  53,499
                                                                               ---------          ---------
      Total assets....................................................            37,568             53,499
LIABILITIES
   Accrued expenses to related party..................................                 9                 31
                                                                               ---------          ---------
NET ASSETS............................................................         $  37,559          $  53,468
                                                                               =========          =========
Accumulation units outstanding........................................            37,229             51,415
                                                                               =========          =========
Unit value............................................................         $1.008866          $1.039927
                                                                               =========          =========

                                                                             TEMPLETON         MUTUAL SHARES
                                                                         DEVELOPING MARKETS     INVESTMENTS
                                                                             SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------
ASSETS
   Investments at cost................................................         $  10,614          $  53,204
                                                                               =========          =========
   Investment in Templeton Variable Products Series Fund, at market...         $  10,670          $  53,804
                                                                               ---------          ---------
      Total assets....................................................            10,670             53,804
LIABILITIES
   Accrued expenses to related party..................................                 5                 33
                                                                               ---------          ---------
NET ASSETS............................................................         $  10,665          $  53,771
                                                                               =========          =========
Accumulation units outstanding........................................            10,074             54,032
                                                                               =========          =========
Unit value............................................................         $1.058660          $0.995163
                                                                               =========          =========

                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                                                     MULTI-SECTOR
                                                                         MONEY MARKET              GROWTH            FIXED INCOME
                                                                          SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                                                          ----------             ----------           ----------
Investment income
   Distributions....................................................      $   982,207            $   342,838          $ 1,284,827
Expenses
   Mortality, expense risk and administrative charges...............          157,449              2,170,154              138,095
                                                                          -----------            -----------           ----------
Net investment income (loss)........................................          824,758             (1,827,316)           1,146,732
                                                                          -----------            -----------           ----------
Net realized gain (loss) from share transactions....................               --               (127,873)              18,767
Net realized gain distribution from Fund............................               --             11,409,998              104,945
Net unrealized appreciation (depreciation) on investment............               --             63,176,153           (2,089,209)
                                                                          -----------            -----------           ----------
Net gain (loss) on investments......................................               --             74,458,278           (1,965,497)
                                                                          -----------            -----------           ----------
Net increase (decrease) in net assets resulting from operations.....      $   824,758            $72,630,962           $ (818,765)
                                                                          ===========            ===========           ==========

                                                                           STRATEGIC
                                                                          ALLOCATION            INTERNATIONAL          BALANCED
                                                                          SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                                                          ----------             ----------           ----------
Investment income
   Distributions....................................................      $   736,394             $       --         $    583,227
Expenses
   Mortality, expense risk and administrative charges...............          309,722                425,434              184,043
                                                                          -----------            -----------           ----------
Net investment income (loss)........................................          426,672               (425,434)             399,184
                                                                          -----------            -----------           ----------
Net realized gain (loss) from share transactions....................          (41,194)               (52,504)               6,011
Net realized gain distribution from Fund............................        2,776,286             10,074,498              814,962
Net unrealized appreciation (depreciation) on investment............        4,003,067              2,276,436            2,783,483
                                                                          -----------            -----------           ----------
Net gain (loss) on investments......................................        6,738,159             12,298,430            3,604,456
                                                                          -----------            -----------           ----------
Net increase (decrease) in net assets resulting from operations.....      $ 7,164,831            $11,872,996           $4,003,640
                                                                          ===========            ===========           ==========

                                                                                                                       ABERDEEN
                                                                          REAL ESTATE          STRATEGIC THEME         NEW ASIA
                                                                          SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                                                          ----------             ----------           ----------
Investment income
   Distributions....................................................      $   200,097            $     4,366          $     6,267
Expenses
   Mortality, expense risk and administrative charges...............           32,577                 44,756               10,002
                                                                          -----------            -----------           ----------
Net investment income (loss)........................................          167,520                (40,390)              (3,735)
                                                                          -----------            -----------           ----------
Net realized gain (loss) from share transactions....................          (25,938)                 9,537               13,286
Net realized gain distribution from Fund............................            4,891                468,250                   --
Net unrealized appreciation (depreciation) on investment............       (1,192,311)             1,903,438              (44,106)
                                                                          -----------            -----------           ----------
Net gain (loss) on investments......................................       (1,213,358)             2,381,225              (30,820)
                                                                          -----------            -----------           ----------
Net increase (decrease) in net assets resulting from operations.....      $(1,045,838)           $ 2,340,835           $  (34,555)
                                                                          ===========            ===========           ==========

                                                                                                                        SENECA
                                                                           ENHANCED               ENGEMANN              MID-CAP
                                                                             INDEX               NIFTY FIFTY            GROWTH
                                                                          SUBACCOUNT            SUBACCOUNT(1)        SUBACCOUNT(2)
                                                                          ----------            -------------        -------------
Investment income
   Distributions....................................................      $    89,559            $       676           $      771
Expenses
   Mortality, expense risk and administrative charges...............           55,576                  4,388                2,272
                                                                          -----------            -----------           ----------
Net investment income (loss) .......................................           33,983                 (3,712)              (1,501)
                                                                          -----------            -----------           ----------
Net realized gain (loss) from share transactions....................           (1,698)                (2,426)              (1,568)
Net realized gain distribution from Fund............................          535,197                     --                   --
Net unrealized appreciation (depreciation) on investment............        1,267,409                252,136              130,212
                                                                          -----------            -----------           ----------
Net gain (loss) on investments......................................        1,800,908                249,710              128,644
                                                                          -----------            -----------           ----------
Net increase (decrease) in net assets resulting from operations.....      $ 1,834,891            $   245,998           $  127,143
                                                                          ===========            ===========           ==========

(1) From inception March 3, 1998 to December 31, 1998
(2) From inception March 11, 1998 to December 31, 1998

                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                            GROWTH                VALUE               SCHAFER
                                                                          AND INCOME              EQUITY              MID-CAP
                                                                         SUBACCOUNT(1)        SUBACCOUNT(2)        SUBACCOUNT(1)
                                                                         -------------        -------------        -------------
Investment income
   Distributions....................................................      $    12,489          $     3,183              $  2,642
Expenses
   Mortality, expense risk and administrative charges...............            7,627                2,697                 2,556
                                                                          -----------          -----------              ---------
Net investment income (loss)........................................            4,862                  486                    86
                                                                          -----------          -----------              ---------
Net realized gain (loss) from share transactions....................              594               (4,166)                   10
Net realized gain distribution from Fund............................               --                   --                    --
Net unrealized appreciation (depreciation) on investment............          352,421               75,187               (14,526)
                                                                          -----------          -----------              ---------
Net gain (loss) on investments......................................          353,015               71,021               (14,516)
                                                                          -----------          -----------              ---------
Net increase (decrease) in net assets resulting from operations.....      $   357,877          $    71,507              $(14,430)
                                                                          ===========          ===========              =========

                                                                            WANGER                WANGER
                                                                             U.S.             INTERNATIONAL          TEMPLETON
                                                                           SMALL CAP            SMALL CAP              STOCK
                                                                          SUBACCOUNT            SUBACCOUNT         SUBACCOUNT(3)
                                                                          ----------            ----------         -------------
Investment income
   Distributions....................................................      $ 1,133,695          $    93,297              $     --
Expenses
   Mortality, expense risk and administrative charges...............          196,294               74,180                     8
                                                                          -----------          -----------              --------
Net investment income (loss)........................................          937,401               19,117                    (8)
                                                                          -----------          -----------              --------
Net realized gain (loss) from share transactions....................           (5,625)               3,286                   148
Net realized gain distribution from Fund............................               --                   --                    --
Net unrealized appreciation (depreciation) on investment............          857,628            1,051,832                   416
                                                                          -----------          -----------              --------
Net gain (loss) on investments......................................          852,003            1,055,118                   564
                                                                          -----------          -----------              --------
Net increase (decrease) in net assets resulting from operations.....      $ 1,789,404          $ 1,074,235              $    556
                                                                          ===========          ===========              ========

                                                                           TEMPLETON            TEMPLETON
                                                                       ASSET ALLOCATION       INTERNATIONAL
                                                                         SUBACCOUNT(3)        SUBACCOUNT(4)
                                                                         -------------        -------------
Investment income
   Distributions....................................................      $        --          $        --
Expenses
   Mortality, expense risk and administrative charges...............                9                   31
                                                                          -----------          -----------
Net investment income (loss)........................................               (9)                 (31)
                                                                          -----------          -----------
Net realized gain (loss) from share transactions....................              (12)                 862
Net realized gain distribution from Fund............................               --                   --
Net unrealized appreciation (depreciation) on investment............              367                1,246
                                                                          -----------          -----------
Net gain (loss) on investments......................................              355                2,108
                                                                          -----------          -----------
Net increase (decrease) in net assets resulting from operations.....       $      346          $     2,077
                                                                          ===========          ===========

                                                                           TEMPLETON
                                                                          DEVELOPING          MUTUAL SHARES
                                                                            MARKETS            INVESTMENTS
                                                                         SUBACCOUNT(5)        SUBACCOUNT(6)
                                                                         -------------        -------------
Investment income
   Distributions....................................................          $    --           $       --
Expenses
   Mortality, expense risk and administrative charges...............                5                   33
                                                                          -----------          -----------
Net investment income (loss)........................................               (5)                 (33)
                                                                          -----------          -----------
Net realized gain (loss) from share transactions....................            1,117                   59
Net realized gain distribution from Fund............................               --                   --
Net unrealized appreciation (depreciation) on investment............               56                  600
                                                                          -----------          -----------
Net gain (loss) on investments......................................            1,173                  659
                                                                          -----------          -----------
Net increase (decrease) in net assets resulting from operations.....      $     1,168          $       626
                                                                          ===========          ===========

(1) From inception March 3, 1998 to December 31, 1998
(2) From inception March 11, 1998 to December 31, 1998
(3) From inception December 1, 1998 to December 31, 1998
(4) From inception November 18, 1998 to December 31, 1998
(5) From inception November 11, 1998 to December 31, 1998
(6) From inception November 24, 1998 to December 31, 1998

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                                                    MULTI-SECTOR
                                                                         MONEY MARKET             GROWTH            FIXED INCOME
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................     $    824,758          $ (1,827,316)        $  1,146,732
   Net realized gain (loss).........................................               --            11,282,125              123,712
   Net unrealized appreciation (depreciation).......................               --            63,176,153           (2,089,209)
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets resulting from operations..          824,758            72,630,962             (818,765)
                                                                         ------------          ------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................       40,115,775            55,187,189            3,021,981
   Participant transfers............................................      (21,256,952)              366,385           (1,554,114)
   Participant withdrawals..........................................       (7,094,597)          (34,006,494)            (891,608)
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................       11,764,226            21,547,080              576,259
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets............................       12,588,984            94,178,042             (242,506)
NET ASSETS
   Beginning of period..............................................       16,627,281           236,698,650           16,572,087
                                                                         ------------          ------------         ------------
   End of period....................................................     $ 29,216,265          $330,876,692         $ 16,329,581
                                                                         ============          ============         ============

                                                                           STRATEGIC
                                                                          ALLOCATION          INTERNATIONAL           BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................     $    426,672          $   (425,434)        $    399,184
   Net realized gain (loss).........................................        2,735,092            10,021,994              820,973
   Net unrealized appreciation (depreciation).......................        4,003,067             2,276,436            2,783,483
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets resulting from operations..        7,164,831            11,872,996            4,003,640
                                                                         ------------          ------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        6,376,125            10,365,754            4,954,718
   Participant transfers............................................         (877,514)            (165,682)              123,719
   Participant withdrawals..........................................       (5,828,250)           (5,751,632)          (2,654,908)
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................         (329,639)            4,448,440            2,423,529
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets............................        6,835,192            16,321,436            6,427,169
NET ASSETS

   Beginning of period..............................................       36,021,558            43,117,732           20,732,083
                                                                         ------------          ------------         ------------
   End of period....................................................     $ 42,856,750          $ 59,439,168         $ 27,159,252
                                                                         ============          ============         ============

                                                                                                                      ABERDEEN
                                                                          REAL ESTATE        STRATEGIC THEME          NEW ASIA
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................     $    167,520          $    (40,390)        $     (3,735)
   Net realized gain (loss).........................................          (21,047)              477,787               13,286
   Net unrealized appreciation (depreciation).......................       (1,192,311)            1,903,438              (44,106)
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets resulting from operations..       (1,045,838)            2,340,835              (34,555)
                                                                         ------------          ------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        1,623,011             1,846,888              497,841
   Participant transfers............................................         (313,564)              103,603              124,820
   Participant withdrawals..........................................         (523,745)             (701,416)            (158,919)
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          785,702             1,249,075              463,742
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets............................         (260,136)            3,589,910              429,187
NET ASSETS
   Beginning of period..............................................        4,145,713             4,471,045            1,049,230
                                                                         ------------          ------------         ------------
   End of period....................................................     $  3,885,577          $  8,060,955         $  1,478,417
                                                                         ============          ============         ============

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                                                                       SENECA
                                                                           ENHANCED              ENGEMANN              MID-CAP
                                                                             INDEX             NIFTY FIFTY             GROWTH
                                                                          SUBACCOUNT          SUBACCOUNT(1)         SUBACCOUNT(2)
                                                                          ----------          -------------         -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $    33,983           $    (3,712)         $    (1,501)
   Net realized gain (loss).........................................          533,499                (2,426)              (1,568)
   Net unrealized appreciation (depreciation).......................        1,267,409               252,136              130,212
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..        1,834,891               245,998              127,143
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        2,291,221               526,600              384,143
   Participant transfers............................................        7,258,586             1,045,208              485,598
   Participant withdrawals..........................................         (608,655)              (75,799)             (47,451)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................        8,941,152             1,496,009              822,290
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................       10,776,043             1,742,007              949,433
NET ASSETS
   Beginning of period..............................................        1,951,008                     0                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $12,727,051           $ 1,742,007          $   949,433
                                                                          ===========           ===========          ===========

                                                                            GROWTH                                    SCHAFER
                                                                          AND INCOME           VALUE EQUITY           MID-CAP
                                                                         SUBACCOUNT(1)        SUBACCOUNT(2)         SUBACCOUNT(1)
                                                                         -------------        -------------         -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $     4,862            $      486           $       86
   Net realized gain (loss).........................................              594                (4,166)                  10
   Net unrealized appreciation (depreciation).......................          352,421                75,187              (14,526)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..          357,877                71,507              (14,430)
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          891,760               349,399              538,439
   Participant transfers............................................        2,236,565               431,964              415,611
   Participant withdrawals..........................................         (153,437)              (36,050)             (47,303)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................        2,974,888               745,313              906,747
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................        3,332,765               816,820              892,317
NET ASSETS
   Beginning of period..............................................                0                     0                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $ 3,332,765           $   816,820          $   892,317
                                                                          ===========           ===========          ===========

                                                                            WANGER               WANGER
                                                                             U.S.             INTERNATIONAL          TEMPLETON
                                                                           SMALL CAP            SMALL CAP              STOCK
                                                                          SUBACCOUNT           SUBACCOUNT           SUBACCOUNT(3)
                                                                          ----------           ----------           -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $   937,401           $    19,117          $        (8)
   Net realized gain (loss).........................................           (5,625)                3,286                  148
   Net unrealized appreciation (depreciation).......................          857,628             1,051,832                  416
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..        1,789,404             1,074,235                  556
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        9,117,666             3,222,916                1,490
   Participant transfers............................................        6,575,005             1,456,920               25,903
   Participant withdrawals..........................................       (2,592,905)           (1,076,075)                (557)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................       13,099,766             3,603,761               26,836
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................       14,889,170             4,677,996               27,392
NET ASSETS
   Beginning of period..............................................       16,347,497             6,533,872                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $31,236,667           $11,211,868          $    27,392
                                                                          ===========           ===========          ===========

(1) From inception March 3, 1998 to December 31, 1998
(2) From inception March 11, 1998 to December 31, 1998
(3) From inception December 1, 1998 to December 31, 1998


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                            TEMPLETON             TEMPLETON
                                                                        ASSET ALLOCATION       INTERNATIONAL
                                                                          SUBACCOUNT(3)         SUBACCOUNT(4)
                                                                         -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................        $      (9)             $    (31)
   Net realized gain (loss).........................................              (12)                  862
   Net unrealized appreciation (depreciation).......................              367                 1,246
                                                                             --------              --------
   Net increase (decrease) in net assets resulting from operations..              346                 2,077
                                                                             --------              --------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            2,271                 4,687
   Participant transfers............................................           35,556                47,443
   Participant withdrawals..........................................             (614)                 (739)
                                                                             --------              --------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           37,213                51,391
                                                                             --------              --------
   Net increase (decrease) in net assets............................           37,559                53,468
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                             --------              --------
   End of period....................................................         $ 37,559              $ 53,468
                                                                             ========              ========

                                                                            TEMPLETON
                                                                           DEVELOPING          MUTUAL SHARES
                                                                             MARKETS            INVESTMENTS
                                                                         SUBACCOUNT(5)         SUBACCOUNT(6)
                                                                         -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................         $     (5)             $    (33)
   Net realized gain (loss).........................................            1,117                    59
   Net unrealized appreciation (depreciation).......................               56                   600
                                                                             --------              --------
   Net increase (decrease) in net assets resulting from operations..            1,168                   626
                                                                             --------              --------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            1,665                 4,558
   Participant transfers............................................            7,864                53,136
   Participant withdrawals..........................................              (32)               (4,549)
                                                                             --------              --------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................            9,497                53,145
                                                                             --------              --------
   Net increase (decrease) in net assets............................           10,665                53,771
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                             --------              --------
   End of period....................................................         $ 10,665              $ 53,771
                                                                             ========              ========

(3) From inception December 1, 1998 to December 31, 1998
(4) From inception November 18, 1998 to December 31, 1998
(5) From inception November 11, 1998 to December 31, 1998
(6) From inception November 24, 1998 to December 31, 1998

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1997

                                                                                                                    MULTI-SECTOR
                                                                         MONEY MARKET             GROWTH            FIXED INCOME
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................      $   662,774          $   (365,411)         $   914,726
   Net realized gain................................................               34            36,338,055              406,684
   Net unrealized appreciation......................................               --               909,243               18,289
                                                                          -----------          ------------          -----------
   Net increase in net assets resulting from operations.............          662,808            36,881,887            1,339,699
                                                                          -----------          ------------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................       29,753,469            51,373,829            3,839,754
   Participant transfers............................................      (24,739,794)              461,474            1,758,903
   Participant withdrawals..........................................       (4,583,895)          (24,768,747)          (1,594,349)
                                                                          -----------          ------------          -----------
   Net increase in net assets resulting from participant transactions         429,780            27,066,556            4,004,308
                                                                          -----------          ------------          -----------
   Net increase in net assets.......................................        1,092,588            63,948,443            5,344,007
NET ASSETS
   Beginning of period..............................................       15,534,693           172,750,207           11,228,080
                                                                          -----------          ------------          -----------
   End of period....................................................      $16,627,281          $236,698,650          $16,572,087
                                                                          ===========          ============          ===========

                                                                           STRATEGIC
                                                                          ALLOCATION          INTERNATIONAL           BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income............................................      $   432,254          $    211,106          $   415,696
   Net realized gain................................................        4,411,761             4,008,640            2,267,527
   Net unrealized appreciation (depreciation).......................          604,211              (307,551)             120,786
                                                                          -----------          ------------          -----------
   Net increase in net assets resulting from operations.............        5,448,226             3,912,195            2,804,009
                                                                          -----------          ------------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        6,156,264             9,403,556            3,516,448
   Participant transfers............................................        1,805,561               284,097              397,233
   Participant withdrawals..........................................       (3,655,616)           (4,537,485)          (2,204,100)
                                                                          -----------          ------------          -----------
   Net increase in net assets resulting from participant transactions       4,306,209             5,150,168            1,709,581
                                                                          -----------          ------------          -----------
   Net increase in net assets.......................................        9,754,435             9,062,363            4,513,590
NET ASSETS
   Beginning of period..............................................       26,267,123            34,055,369           16,218,493
                                                                          -----------          ------------          -----------
   End of period....................................................      $36,021,558          $ 43,117,732          $20,732,083
                                                                          ===========          ============          ===========

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1997
                                   (CONTINUED)

                                                                                                                      ABERDEEN
                                                                          REAL ESTATE         STRATEGIC THEME          NEW ASIA
                                                                          SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                                                          ----------             ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................       $   71,600           $   (12,436)         $    35,017
   Net realized gain (loss).........................................          137,321               517,108              (13,109)
   Net unrealized appreciation (depreciation).......................          332,563               (66,310)            (502,645)
                                                                           ----------            ----------          -----------
   Net increase (decrease) in net assets resulting from operations..          541,484               438,362             (480,737)
                                                                           ----------            ----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        1,089,983             1,476,759              522,055
   Participant transfers............................................        1,984,226             1,197,938             (774,160)
   Participant withdrawals..........................................         (357,873)             (447,958)            (159,479)
                                                                           ----------            ----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................        2,716,336             2,226,739             (411,584)
                                                                           ----------            ----------          -----------
   Net increase (decrease) in net assets............................        3,257,820             2,665,101             (892,321)
NET ASSETS
   Beginning of period..............................................          887,893             1,805,944            1,941,551
                                                                           ----------            ----------          -----------
   End of period....................................................       $4,145,713           $ 4,471,045          $ 1,049,230
                                                                           ==========           ===========          ===========

                                                                                                   WANGER
                                                                           ENHANCED            INTERNATIONAL           WANGER U.S.
                                                                             INDEX               SMALL CAP              SMALL CAP
                                                                         SUBACCOUNT(1)           SUBACCOUNT            SUBACCOUNT
                                                                         -------------           ----------            ----------
FROM OPERATIONS
   Net investment income............................................       $    5,400            $   32,454          $    36,210
   Net realized gain (loss).........................................            8,444                (3,142)             (13,408)
   Net unrealized appreciation (depreciation).......................           40,253              (450,637)           1,960,796
                                                                           ----------            ----------          -----------
   Net increase (decrease) in net assets resulting from operations..           54,097              (421,325)           1,983,598
                                                                           ----------            ----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          334,421             2,372,417            3,760,805
   Participant transfers............................................        1,632,282             4,882,238           11,222,509
   Participant withdrawals..........................................          (69,792)             (595,864)          (1,086,412)
                                                                           ----------            ----------          -----------
   Net increase in net assets resulting from participant transactions       1,896,911             6,658,791           13,896,902
                                                                           ----------            ----------          -----------
   Net increase in net assets.......................................        1,951,008             6,237,466           15,880,500
NET ASSETS
   Beginning of period..............................................                0               296,406              466,997
                                                                           ----------            ----------          -----------
   End of period....................................................       $1,951,008            $6,533,872          $16,347,497
                                                                           ==========            ==========          ===========
















(1) From inception July 18, 1997 to December 31, 1997


                       See Notes to Financial Statements

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION
   Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company ("Phoenix"). The Account is offered as Flex Edge and Flex Edge Success for individual variable life insurance and as Joint Edge for variable first-to-die joint life insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and currently consists of 22 Subaccounts, that invest in a corresponding series (the "Series") of The Phoenix Edge Series Fund, Wanger Advisors Trust and the Templeton Variable Products Series Fund (the "Funds").

   Each Series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments: stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long-term growth of capital. The Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Schafer Mid-Cap Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value. The Wanger U.S. Small Cap Series invests in growth common stock of U.S. companies with stock market capitalization of less than $1 billion. The Wanger International Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion. The Templeton Stock Series is a capital growth common stock fund. The Templeton Asset Allocation Series invests in stocks and debt obligations of companies and governments and money market instruments seeking high total return. The Templeton International Series invests in stocks and debt obligations of companies and governments outside the United States. The Templeton Developing Markets Series seeks long-term capital appreciation by investing in equity securities of issuers in countries having developing markets. The Mutual Shares Investments Series is a capital appreciation fund with income as a secondary objective. Policyowners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.
B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.
C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.
D. DISTRIBUTIONS: Distributions are recorded on the ex-dividend date.

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
   Purchases and sales of shares of the Funds for the period ended December 31, 1998 aggregated the following:

SUBACCOUNT                                                                                        PURCHASES               SALES
----------                                                                                        ---------               -----
The Phoenix Edge Series Fund:
   Money Market...................................................................              $31,853,252          $19,256,778
   Growth.........................................................................               49,284,935           18,102,090
   Multi-Sector Fixed Income......................................................                5,350,134            3,521,752
   Strategic Allocation...........................................................                8,277,641            5,400,772
   International..................................................................               22,081,567            7,973,787
   Balanced.......................................................................                5,741,504            2,100,013
   Real Estate....................................................................                2,362,768            1,406,089
   Strategic Theme................................................................                2,670,131              991,086
   Aberdeen New Asia..............................................................                1,098,420              638,124
   Enhanced Index.................................................................                9,931,894              410,925
   Engemann Nifty Fifty...........................................................                1,727,380              234,060
   Seneca Mid-Cap Growth..........................................................                  899,775               78,430
   Growth and Income..............................................................                3,124,752              143,071
   Value Equity ..................................................................                  812,090               65,764
   Schafer Mid-Cap................................................................                  956,377               48,994
Wanger Advisors Trust:
   U.S. Small Cap.................................................................               15,711,241            1,664,671
   International Small Cap........................................................                4,491,053              865,300
Templeton Variable Products Series Fund:
   Stock..........................................................................                   45,944               19,108
   Asset Allocation...............................................................                   37,827                  614
   International..................................................................                   75,110               23,719
   Developing Markets.............................................................                   30,632               21,135
   Mutual Shares Investments......................................................                   67,242               14,097

NOTE 4--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN UNITS)

                                                                              SUBACCOUNT
                                        ----------------------------------------------------------------------------------------
                                           MONEY                    MULTI-SECTOR      STRATEGIC
                                          MARKET        GROWTH      FIXED INCOME     ALLOCATION     INTERNATIONAL     BALANCED
                                          ------        ------      ------------     ----------     -------------     --------
FLEX EDGE & FLEX EDGE SUCCESS
Units outstanding, beginning of period   10,888,182    53,796,712      6,969,616      12,553,404      22,691,802      11,152,659
Participant deposits.................    25,232,325    10,943,361      1,612,375       1,983,152       4,321,346       1,820,359
Participant transfers................   (13,413,441)       21,924       (641,776)       (310,963)         (9,321)        703,668
Participant withdrawals..............    (3,942,355)   (6,691,981)      (794,000)     (1,864,672)     (2,401,968)     (1,282,042)
                                        -----------    ----------      ---------      ----------      ----------      ----------
Units outstanding, end of period.....    18,764,711    58,070,016      7,146,215      12,360,921      24,601,859      12,394,644
                                        ===========    ==========      =========      ==========      ==========      ==========

                                           MONEY                    MULTI-SECTOR      STRATEGIC
                                          MARKET        GROWTH      FIXED INCOME     ALLOCATION     INTERNATIONAL      BALANCED
                                          ------        ------      ------------     ----------     -------------      --------
JOINT EDGE
Units outstanding, beginning of period      650,414     2,524,123        230,895         393,860       1,118,378         533,527
Participant deposits.................     1,247,784       930,424        109,413         131,317         304,285         133,364
Participant transfers................    (1,005,432)       64,060         23,533          11,609          33,078           1,554
Participant withdrawals..............      (211,736)     (550,102)       (44,856)        (43,489)       (195,917)        (97,145)
                                        -----------    ----------      ---------      ----------      ----------       ---------
Units outstanding, end of period.....       681,030     2,968,505        318,985         493,297       1,259,824         571,300
                                        ===========    ==========      =========      ==========      ==========       =========

                                                                                                                         SENECA
                                                        STRATEGIC        ABERDEEN        ENHANCED       ENGEMANN         MID-CAP
                                        REAL ESTATE       THEME          NEW ASIA          INDEX       NIFTY FIFTY       GROWTH
                                        -----------       -----          --------          -----       -----------       ------
FLEX EDGE & FLEX EDGE SUCCESS
Units outstanding, beginning of period    2,502,410     3,525,204      1,458,554       1,799,793               0               0
Participant deposits.................     1,037,325     1,263,895        687,377       1,725,325         400,612         252,441
Participant transfers................      (280,388)       31,327        219,381       5,787,200         992,193         513,395
Participant withdrawals..............      (319,584)     (450,102)      (194,425)       (458,191)        (54,757)        (26,335)
                                        -----------    ----------      ---------      ----------      ----------       ---------
Units outstanding, end of period.....     2,939,763     4,370,324      2,170,887       8,854,127       1,338,048         739,501
                                        ===========    ==========      =========      ==========      ==========       =========

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

                                                                                                                           SENECA
                                                         STRATEGIC         ABERDEEN        ENHANCED        ENGEMANN        MID-CAP
                                          REAL ESTATE      THEME           NEW ASIA         INDEX         NIFTY FIFTY      GROWTH
                                          -----------      -----           --------         -----         -----------      ------
JOINT EDGE
Units outstanding, beginning of period      121,350        319,957          107,352          30,998               0              0
Participant deposits.................       113,951        161,092           85,676         148,090          14,103         75,052
Participant transfers................        13,592         56,807           (1,658)        142,233          39,696         26,849
Participant withdrawals..............       (42,871)       (78,847)         (34,499)        (33,591)         (3,255)       (39,515)
                                            -------        -------          -------         -------          ------        -------
Units outstanding, end of period.....       206,022        459,009          156,871         287,730          50,544         62,386
                                            =======        =======          =======         =======          ======        =======

                                           GROWTH           VALUE           SCHAFER         WANGER          WANGER        TEMPLETON
                                         AND INCOME        EQUITY           MID-CAP          U.S.       INTERNATIONAL       STOCK
                                         ----------        ------           -------          ----       -------------       -----
FLEX EDGE & FLEX EDGE SUCCESS
Units outstanding, beginning of period            0              0                0      11,757,123       6,155,973              0
Participant deposits.................       588,751        193,279          400,967       5,947,597       2,569,304          1,584
Participant transfers................     2,152,823        523,931          607,611       4,569,528       1,144,508         26,379
Participant withdrawals..............      (117,030)       (22,598)         (34,699)     (1,637,206)       (825,549)          (436)
                                          ---------        -------          -------      ----------       ---------         ------
Units outstanding, end of period.....     2,624,544        694,612          973,879      20,637,042       9,044,236         27,527
                                          =========        =======          =======      ==========       =========         ======

                                          GROWTH          VALUE         SCHAFER           WANGER         WANGER         TEMPLETON
                                         AND INCOME       EQUITY         MID-CAP            U.S.       INTERNATIONAL       STOCK
                                         ----------       ------         -------            ----       -------------       -----
JOINT EDGE
Units outstanding, beginning of period            0              0               0          503,845         351,440              0
Participant deposits.................        73,871         31,173          34,931          509,418         270,057              0
Participant transfers................       104,626         32,233          16,146          278,250         111,481              7
Participant withdrawals..............       (18,133)       (10,012)        (11,495)        (201,106)       (101,827)            (0)
                                          ---------        -------          -------      ----------       ---------         ------
Units outstanding, end of period.....       160,364         53,394          39,582        1,090,407         631,151              7
                                          =========        =======          =======      ==========       =========         ======

                                          TEMPLETON                       TEMPLETON         MUTUAL
                                            ASSET         TEMPLETON      DEVELOPING         SHARES
                                          ALLOCATION    INTERNATIONAL      MARKETS       INVESTMENTS
                                          ----------    -------------      -------       -----------
FLEX EDGE & FLEX EDGE SUCCESS
Units outstanding, beginning of period            0              0               0                0
Participant deposits.................         2,343          4,538           1,493            4,698
Participant transfers................        35,402         44,851           8,537           53,945
Participant withdrawals..............          (620)          (617)            (31)          (4,611)
                                             ------         ------           -----           ------
Units outstanding, end of period.....        37,125         48,772           9,999           54,032
                                             ======         ======           =====           ======

                                           TEMPLETON                      TEMPLETON         MUTUAL
                                             ASSET        TEMPLETON       DEVELOPING         SHARES
                                          ALLOCATION    INTERNATIONAL       MARKETS       INVESTMENTS
                                          ----------    -------------       -------       -----------
JOINT EDGE
Units outstanding, beginning of period            0              0               0                0
Participant deposits.................             0              0              75                0
Participant transfers................           121          2,719               0                0
Participant withdrawals..............           (17)           (76)             (0)              (0)
                                             ------         ------           -----           ------
Units outstanding, end of period.....           104          2,643              75                0
                                             ======         ======           =====           ======

NOTE 5--POLICY LOANS
   Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 90% of a policy's cash value with an interest rate set in accordance with the contract due and payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 2% for Flex Edge Success policies, and 6% for Joint Edge and Flex Edge policies. Loan repayments result in a transfer of collateral back to the Account.

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
   Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation, a registered broker/dealer in securities, provide all services to the Account.
   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $30,323,330 during the year ended December 31, 1998. Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a partial surrender charge equal to a pro rata portion of the applicable surrender charge is deducted from the policy value and paid to Phoenix.
   Phoenix Equity Planning Corporation is the principal underwriter and distributor of the Account. Phoenix Equity Planning Corporation is reimbursed for its distribution and underwriting expenses by Phoenix.
   Policies which are surrendered during the first ten policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the Policy is surrendered (or a partial withdrawal is taken or the Face Amount is reduced or the Policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums).
   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.80% of the average daily net assets of the Account for mortality and expense risks assumed for Flex Edge and Joint Edge. For Flex Edge Success, the Account is charged an annual rate of 0.80% for the first fifteen years and 0.25% thereafter.

NOTE 7--DIVERSIFICATION REQUIREMENTS
   Under the provisions of Section 817(h) of the Internal Revenue Code (the "Code"), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a universal life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.
   The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                        REPORT OF INDEPENDENT ACCOUNTANTS


[PricewaterhouseCoopers logo]


To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
 Participants of Phoenix Home Life Variable Universal Life Account:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts: Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation, International, Balanced, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index, Engemann Nifty Fifty, Seneca Mid-Cap Growth, Growth and Income, Value Equity, Schafer Mid-Cap, Wanger U.S. Small Cap, Wanger International Small Cap, Templeton Stock, Templeton Asset Allocation, Templeton International, Templeton Developing Markets and Mutual Shares Investments (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 1998, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 1998 by correspondence with fund custodians or transfer agents, provide a reasonable basis for the opinion expressed above.


/s/PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Hartford, Connecticut
February 17, 1999

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

CUSTODIANS
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Financial Plaza
Hartford, Connecticut 06103

PHOENIX HOME LIFE MUTUAL
INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------



Report of Independent Accountants.............................................47

Consolidated Balance Sheet at December 31, 1998 and 1997......................48

Consolidated Statement of Income, Comprehensive Income and Equi49
 for the Years Ended December 31, 1998, 1997 and 1996 ........................49

Consolidated Statement of Cash Flows for the Years Ended
 December 31, 1998, 1997 and 1996.............................................50

Notes to Consolidated Financial Statements ................................51-82

[PRICEWATERHOUSECOOPERS logo and address]







                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As indicated in Note 19, the company has revised the accounting for leveraged leases.



/s/ PricewaterhouseCoopers LLP

February 11, 1999, except as to Note 20, which is as of April 27, 1999

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                        DECEMBER 31,
                                                                              1998                        1997
                                                                                       (IN THOUSANDS)
ASSETS
Investments:
Held-to-maturity debt securities, at amortized cost                         $ 1,881,687                 $ 1,554,905
Available-for-sale debt securities, at fair value                             6,693,540                   5,659,061
Equity securities, at fair value                                                304,545                     335,888
Mortgage loans                                                                  797,343                     927,501
Real estate                                                                      91,975                     321,757
Policy loans                                                                  2,008,260                   1,986,728
Other invested assets                                                           377,326                     319,088
Short-term investments                                                          240,911                   1,078,276
                                                                            -----------                 -----------
Total investments                                                            12,395,587                  12,183,204

Cash and cash equivalents                                                       132,634                     159,307
Accrued investment income                                                       173,312                     149,566
Deferred policy acquisition costs                                             1,076,635                   1,038,407
Premiums, accounts and notes receivable                                         120,928                      99,468
Reinsurance recoverables                                                         96,676                      66,649
Property and equipment, net                                                     153,425                     156,190
Goodwill and other intangible assets, net                                       527,029                     541,499
Other assets                                                                     46,060                      61,087
Separate account assets                                                       4,798,949                   4,082,255
                                                                            -----------                 -----------
Total assets                                                                $19,521,235                 $18,537,632
                                                                            ===========                 ===========

LIABILITIES
Policy liabilities and accruals                                             $11,810,202                 $11,334,014
Securities sold subject to repurchase agreements                                                            137,473
Notes payable                                                                   449,252                     471,085
Deferred income taxes                                                           111,912                     150,440
Other liabilities                                                               555,352                     585,467
Separate account liabilities                                                  4,798,949                   4,082,255
                                                                            -----------                 -----------
Total liabilities                                                            17,725,667                  16,760,734
                                                                            -----------                 -----------
Contingent liabilities (Note 17)
MINORITY INTEREST IN NET ASSETS
 OF CONSOLIDATED SUBSIDIARIES
                                                                                 91,884                     136,514
                                                                            -----------                 -----------

EQUITY
Retained earnings                                                             1,609,393                   1,484,620
Accumulated other comprehensive income                                           94,291                     155,764
                                                                             -----------                 -----------
Total equity                                                                  1,703,684                   1,640,384
                                                                            -----------                 -----------
Total liabilities and equity                                                $19,521,235                 $18,537,632
                                                                            ===========                 ===========

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                                          1998            1997           1996
                                                                                     (IN THOUSANDS)
REVENUES
Premiums                                                                 $1,852,801      $1,640,606    $1,518,822
Insurance and investment product fees                                       619,476         468,030       421,058
Net investment income                                                       898,884         771,346       711,595
Net realized investment gains                                                63,562         111,465        77,422
                                                                         ----------      ----------    ----------
 Total revenues                                                           3,434,723       2,991,447     2,728,897
                                                                         ----------      ----------    ----------

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss
 adjustment expenses                                                      1,930,384       1,633,633     1,529,573
Policyholder dividends                                                      351,805         343,725       311,739
Policy acquisition expenses                                                 290,585         192,886       172,379
Amortization of goodwill and other intangible assets                         29,248          16,393        15,610
Interest expense                                                             29,889          28,147        17,570
Other operating expenses                                                    592,420         542,897       489,203
                                                                         ----------      ----------    ----------
  Total benefits, losses and expenses                                     3,224,331       2,757,681     2,536,074
                                                                         ----------      ----------    ----------

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                            210,392         233,766       192,823

Income taxes                                                                 75,152          58,177        80,683
                                                                         ----------      ----------    ----------

INCOME BEFORE MINORITY INTEREST                                             135,240         175,589       112,140

Minority interest in net income of consolidated subsidiaries                 10,467           8,882         8,902
                                                                         ----------      ----------    ----------

NET INCOME                                                                  124,773         166,707       103,238
                                                                         ----------      ----------    ----------

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAXES
Unrealized (losses) gains on securities                                     (46,967)         98,287        42,493
Reclassification adjustment for net realized gains
   included in net income                                                   (12,980)        (30,213)      (28,580)
Minimum pension liability adjustment                                         (1,526)         (2,101)        1,241
                                                                         ----------      ----------    ----------
  Total other comprehensive income (loss)                                   (61,473)         65,973        15,154
                                                                         ----------      ----------    ----------

COMPREHENSIVE INCOME                                                         63,300         232,680       118,392
                                                                         ----------      ----------    ----------

EQUITY, BEGINNING OF YEAR - RESTATED (NOTE 19)                            1,640,384       1,407,704     1,289,312
                                                                         ----------      ----------    ----------

EQUITY, END OF YEAR                                                      $1,703,684      $1,640,384    $1,407,704
                                                                         ==========      ==========    ==========




        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
                                                                               1998           1997          1996
                                                                                          (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                                 $  124,773     $  166,707     $  103,238

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY OPERATIONS
  Net realized investment gains                                                 (63,562)      (111,465)       (77,422)
  Amortization and depreciation                                                  60,580         90,565         64,870
  Equity in undistributed earnings of affiliates and partnerships               (25,110)       (34,057)       (22,037)
  Deferred income taxes (benefit)                                                (9,274)         3,663         16,126
  (Increase) decrease in receivables                                            (75,233)       (49,172)         5,955
  Increase in deferred policy acquisition costs                                 (31,534)       (48,860)       (61,985)
  Increase in policy liabilities and accruals                                   487,312        512,476        559,724
  Increase (decrease) in other assets/other liabilities, net                     53,194         44,269        (66,337)
  Other, net                                                                      3,412          5,417           (320)
                                                                              ---------     ----------     ----------
    Net cash provided by operating activities                                   524,558        579,543       521,812
                                                                              ---------     ----------     ----------

CASH FLOW FROM INVESTING ACTIVITIES
  Proceeds from sales, maturities or repayments
    of available-for-sale debt securities                                     1,446,990      1,187,943      1,348,809
  Proceeds from maturities or repayments of held-to-maturity
    debt securities                                                             306,183        217,302        118,596
  Proceeds from disposals of equity securities                                   45,204         51,373        382,359
  Proceeds from mortgage loan maturities or repayments                          200,419        164,213        151,760
  Proceeds from sale of real estate and other invested assets                   458,467        218,874        127,440
  Purchase of available-for-sale debt securities                             (2,568,971)    (1,689,479)    (1,909,086)
  Purchase of held-to-maturity debt securities                                 (631,974)      (225,722)      (385,321)
  Purchase of equity securities                                                 (86,472)       (88,573)      (215,104)
  Purchase of subsidiaries                                                       (6,647)      (246,400)
  Purchase of mortgage loans                                                    (75,974)      (140,831)      (200,683)
  Purchase of real estate and other invested assets                            (201,424)       (90,593)      (157,077)
  Change in short-term investments, net                                         837,365         58,384        110,503
  Increase in policy loans                                                      (21,532)       (59,699)       (49,912)
  Capital expenditures                                                          (23,935)       (41,504)        (3,543)
  Other investing activities, net                                                (6,540)        (1,750)        (5,898)
                                                                              ---------     ----------     ----------
    Net cash used for investing activities                                     (328,841)      (686,462)      (687,157)
                                                                              ---------     ----------     ----------

CASH FLOW FROM FINANCING ACTIVITIES
  Withdrawals of contractholder deposit funds,
    net of deposits and interest credited                                       (11,124)       (17,902)        (6,301)
  (Repayment of)/proceeds from securities sold
    subject to repurchase agreements                                           (137,472)       137,472
  Proceeds from borrowings                                                          136        215,359        226,082
  Repayment of borrowings                                                       (63,328)      (234,703)        (2,400)
  Dividends paid to minority shareholders in consolidated subsidiaries           (4,938)        (6,895)        (6,245)
  Other financing activities                                                     (5,664)
                                                                              ---------     ----------     ----------
    Net cash provided by (used for) financing activities                       (222,390)        93,331        211,136
                                                                              ---------     ----------     ----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                         (26,673)       (13,588)        45,791

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                    159,307        172,895        127,104
                                                                              ---------     ----------     ----------

CASH AND CASH EQUIVALENTS, END OF YEAR                                       $  132,634     $  159,307     $  172,895
                                                                              =========     ==========     ==========

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid, net                                                   $   44,508     $   76,167     $   76,157
    Interest paid on indebtedness                                            $   32,834     $   32,300     $   19,214

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Home Life Mutual Insurance Company (Phoenix) and its subsidiaries market a wide range of insurance and investment products and services including individual participating life insurance, variable life insurance, group life and health insurance, life and health reinsurance, annuities, investment advisory and mutual fund distribution services and insurance agency and brokerage operations, primarily based in the United States. These products and services are distributed among five reportable segments:
    Individual Insurance, Life Reinsurance, Group Life and Health Insurance, Securities Management and All Other. See Note 10 for segment information.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Phoenix and significant subsidiaries. Less than majority-owned entities in which Phoenix has significant influence over operating and financial policies and generally at least a 20% ownership interest are reported on the equity basis.

    These consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant intercompany accounts and transactions have been eliminated. Amounts for 1997 and 1996 have been retroactively restated to account for income from leveraged lease investments (see Note 19). Certain reclassifications have been made to the 1997 and 1996 amounts to conform with the 1998 presentation.

    VALUATION OF INVESTMENTS

    Investments in debt securities include bonds, asset-backed securities including collateralized mortgage obligations and redeemable preferred stocks. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

    Equity securities are reported at fair value based principally on their quoted market prices with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

    Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

    Short-term investments are carried at amortized cost, which approximates fair value.

    Partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. These earnings or losses are included in investment income. Prior to 1998, for venture capital partnerships, this activity was reflected in capital gains and losses. Such earnings and losses included in prior year financial statements have been reclassified to reflect this change.

    Beginning in 1998, leveraged lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Prior to 1998, leveraged lease investments were carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. Prior years have been restated to reflect these changes (see Note 19).

    Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and deferred policy acquisition costs.

    FINANCIAL INSTRUMENTS

    In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt, investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps and interest rate floors. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

    Phoenix also uses interest rate swaps and futures contracts as hedges for asset/liability management of fixed income investments and certain liabilities. Realized gains and losses on these contracts are deferred and amortized over the life of the hedged asset or liability.

    Phoenix enters into interest rate floor contracts to hedge against significant declines in interest rates by locking in a minimum interest rate amount that will be received on future reinvestments in terms of an underlying treasury yield. Phoenix does not enter into interest rate floor contracts for trading purposes. The excess of a predetermined (strike) rate over a reference (index) rate is recognized in investment income when received or paid.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of revenues, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

    For individual participating life insurance business, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

    For universal life, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

    GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Other intangible assets are amortized on a straight-line basis over the estimated lives of such assets. Management periodically reevaluates the propriety of the carrying value of goodwill and other intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

    SEPARATE ACCOUNTS

    Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

    POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

    POLICYHOLDERS' DIVIDENDS

    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro rata portion of the dividends payable on the next anniversary of each policy. Phoenix also establishes a liability for termination dividends.

    INCOME TAXES

    Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for 1998 and prior years. Entities included within the consolidated group are segregated into either a life insurance or nonlife insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible nonlife tax losses that can be applied to offset life company taxable income.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

    As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus.

    RECENT ACCOUNTING PRONOUNCEMENTS

    Phoenix adopted Statement of Financial Accounting Standard (SFAS) No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

    In 1998, Phoenix adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement supersedes SFAS No. 14, "Financial Reporting for Segments of a

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Business Enterprise," replacing the "industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of Phoenix's reportable segments. The adoption of this statement did not affect the results of operations or financial position but did affect the disclosure of segment information.

    In 1998, Phoenix adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which amends SFAS No. 87, "Employers' Accounting for Pensions," No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions." The new statement revises and standardizes employers' disclosures about pension and other postretirement benefit plans. Adoption of this statement did not affect the results of operations or financial position of the company.

    On June 15, 1998, The Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement, effective for all years beginning after June 15, 1999, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designed as part of a hedge transaction and, if it is, the type of hedge transaction. Management anticipates that, due to its limited use of derivative instruments, the adoption of this statement will not have a significant effect on Phoenix's results of operations or its financial position.

3.  SIGNIFICANT TRANSACTIONS

    DIVIDEND SCALE REDUCTION

    Due to the decline of interest rates in the financial markets to historic lows and the strong likelihood that such levels will be sustained, Phoenix carefully reviewed and considered a change in its dividend scale. As a result, in October 1998, Phoenix's Board of Directors voted to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies are being reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998.

    REAL ESTATE SALES

    On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309 million in cash. This transaction, along with the sale of 18 other properties and partnerships during the year, which had a carrying value of $36.7 million, resulted in after-tax gains of approximately $49.6 million. As of December 31,1998, Phoenix has 7 commercial real estate properties remaining with a carrying value of $55.7 million and 10 joint venture real estate partnerships with a carrying value of $36.3 million.

    PHOENIX INVESTMENT PARTNERS, LTD.

    On December 3, 1998, Phoenix Investment Partners completed the sale of its 49% interest in Canadian investment firm Beutel, Goodman & Company, Ltd. for $47 million. Phoenix Investment Partners received $37 million in cash and a $10 million three-year interest bearing note. The transaction resulted in a before-tax gain of approximately $17.5 million. Phoenix's interest represents an after-tax realized gain of approximately $6.8 million.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    On September 3, 1997, Phoenix Investment Partners acquired Pasadena Capital Corporation, the parent company of Roger Engemann & Associates, Inc. for approximately $214 million. Pasadena Capital managed over $7 billion in assets at December 31, 1998, primarily individual accounts.

    On July 17, 1997, Phoenix Investment Partners acquired a majority interest in GMG/Seneca Capital Management LLC, renamed Seneca Capital Management, for approximately $37.5 million. Seneca Capital Management managed $6 billion in assets at December 31, 1998.

    The purchase price for Pasadena Capital and Seneca Capital Management represented the consideration paid and the direct costs incurred by Phoenix Investment Partners to purchase Pasadena Capital and a majority interest in Seneca Capital Management. The excess of the purchase price over the fair value of the acquired net tangible assets of these companies totaled approximately $212.8 million. Of this excess purchase price, $110.2 million was classified as identifiable intangible assets, primarily associated with investment management contracts, which are being amortized over their estimated average useful life of 13 years using the straight line method. The remaining excess purchase price of $142.5 million was classified as goodwill and is being amortized over 40 years using the straight line method.

    Phoenix owns approximately 60% of the outstanding Phoenix Investment Partners' common stock. In addition, Phoenix owns 45% of Phoenix Investment Partners' convertible subordinated debentures.

    CONFEDERATION LIFE

    On December 31, 1997, Phoenix acquired the individual life and single-premium deferred annuity business of the former Confederation Life Insurance Company. Confederation Life, a Canadian mutual life insurer, was placed in liquidation during August of 1994. The blocks of business acquired were part of Confederation Life's U.S. branch operations and were covered under the rehabilitation plan approved by a Michigan circuit court. Approximately 40,000 policies with annualized premium of $122.8 million were included in the acquisition under an assumption reinsurance contract. Pursuant to initiation of the contract and the closing on December 31, 1997, Phoenix recorded all balances reinsured using the purchase accounting method. The value of reserves and liabilities acquired totaled $1.4 billion and exceeded the assets received, principally cash and short-term investments. The $141.3 million difference, which does not exceed the estimated present value of future profits of the acquired business, was recorded as deferred acquisition costs.

    SURPLUS NOTES

    On November 25, 1996, Phoenix issued $175 million of surplus notes with a 6.95% interest rate scheduled to mature on December 1, 2006. There are no sinking fund provisions in the notes. The notes are classified as notes payable in the Consolidated Balance Sheet.

    The notes were issued in accordance with Section 1307 (Contingent Liability for Borrowings) of the New York Insurance Law and, accordingly, interest and principal payments cannot be made without the approval of the New York Insurance Department.

    The notes were issued pursuant to Rule 144A (Private Resales of Securities to Institutions) under the Securities Act of 1933 underwritten by Bear, Stearns & Co. Inc., Chase Securities Inc. and Merrill Lynch & Co. and are administered by Bank of New York as registrar/paying agent.

    ABERDEEN ASSET MANAGEMENT PLC

    As of December 31, 1998, PM Holdings owned 10% of the outstanding common stock of Aberdeen Asset Management, a Scottish asset management firm. The investment is reported on the equity basis and classified as other invested assets in the Consolidated Balance Sheet.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    In addition, on April 15, 1996, Phoenix purchased a 7% convertible subordinated note issued by Aberdeen Asset Management for $37.5 million. The note, which matures on March 29, 2003, may be converted into shares which would be equivalent to approximately 10% of Aberdeen Asset Management's then outstanding common stock. The note is also classified as other invested assets in the Consolidated Balance Sheet.

    In the spring of 1996, Phoenix and Aberdeen Asset Management joined together to form Phoenix-Aberdeen International Advisors, LLC, an SEC registered investment advisor that, in conjunction with Phoenix Investment Partners and Aberdeen Asset Management, develops and markets investment products in the United States and the United Kingdom.

4.  INVESTMENTS

    Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

    DEBT AND EQUITY SECURITIES

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1998 were as follows:

                                                                        GROSS            GROSS
                                                     AMORTIZED       UNREALIZED        UNREALIZED        FAIR
                                                        COST            GAINS            LOSSES         VALUE
                                                                           (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds            $   10,562       $      643      $       (78)       $   11,127
    Foreign government bonds                              3,036                              (743)            2,293
    Corporate securities                              1,695,789           98,896          (13,823)        1,780,862
    Mortgage-backed securities                          172,300            6,201              (12)          178,489
                                                     ----------       ----------      -----------        ----------

      Total                                           1,881,687          105,740          (14,656)        1,972,771
                                                     ----------       ----------      -----------        ----------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                    497,089           34,454             (422)          531,121
    State and political subdivision bonds               529,977           43,622             (104)          573,495
    Foreign government bonds                            293,968           28,814          (18,691)          304,091
    Corporate securities                              1,993,720          110,525          (36,656)        2,067,589
    Mortgage-backed securities                        3,121,690          110,172          (14,618)        3,217,244
                                                     ----------       ----------      -----------        ----------

      Total                                           6,436,444          327,587          (70,491)        6,693,540
                                                     ----------       ----------      -----------        ----------

      TOTAL DEBT SECURITIES                          $8,318,131       $  433,327      $   (85,147)       $8,666,311
                                                     ----------       ----------      -----------        ----------

    EQUITY SECURITIES                                $  223,915       $  102,018      $   (21,388)       $  304,545
                                                     ==========       ==========      ===========        ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1997 were as follows:

                                                                         GROSS              GROSS
                                                      AMORTIZED        UNREALIZED         UNREALIZED            FAIR
                                                         COST            GAINS              LOSSES              VALUE
                                                                               (IN THOUSANDS)

    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds               $   11,041        $     569        $       (8)        $   11,602
    Foreign government bonds                                 3,032               15              (115)             2,932
    Corporate securities                                 1,521,033          103,267            (2,042)         1,622,258
    Mortgage-backed securities                              19,799              949                               20,748
                                                        ----------        ---------        ----------         ----------

      Total                                              1,554,905          104,800            (2,165)         1,657,540
                                                        ----------        ---------        ----------         ----------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                       501,190           25,020              (636)           525,574
    State and political subdivision bonds                  474,123           32,896            (3,477)           503,542
    Foreign government bonds                               248,831           26,303            (5,992)           269,142
    Corporate securities                                 1,384,503           97,943            (4,403)         1,478,043
    Mortgage-backed securities                           2,786,278           99,785            (3,303)         2,882,760
                                                        ----------        ---------        ----------         ----------

      Total                                              5,394,925          281,947           (17,811)         5,659,061
                                                        ----------        ---------        ----------         ----------

      TOTAL DEBT SECURITIES                             $6,949,830       $  386,747        $  (19,976)        $7,316,601
                                                        ----------        ---------        ----------         ----------

    EQUITY SECURITIES                                   $  158,217       $  190,669        $  (12,998)        $  335,888
                                                        ==========        =========        ==========         ==========


    The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 1998 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                                                              HELD-TO-MATURITY                   AVAILABLE-FOR-SALE
                                                         AMORTIZED           FAIR            AMORTIZED           FAIR
                                                           COST              VALUE             COST              VALUE
                                                                                 (IN THOUSANDS)

    Due in one year or less                             $    75,505       $    66,367       $    58,513       $    59,953
    Due after one year through five years                   512,131           535,084           460,182           481,790
    Due after five years through ten years                  672,533           710,988           948,676           983,590
    Due after ten years                                     449,218           481,843         1,847,383         1,950,963
    Mortgage-backed securities                              172,300           178,489         3,121,690         3,217,244
                                                        -----------       -----------       -----------       -----------

    Total                                               $ 1,881,687       $ 1,972,771       $ 6,436,444       $ 6,693,540
                                                        ===========       ===========       ===========       ===========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Carrying values for investments in mortgage-backed securities, excluding U.S. government guaranteed investments, were as follows:

                                                                                      DECEMBER 31,
                                                                                 1998              1997
                                                                                     (IN THOUSANDS)

             Planned amortization class                                        $  433,668         $  554,425
             Asset-backed                                                         910,594            594,128
             Mezzanine                                                            280,162            328,539
             Commercial                                                           641,485            556,155
             Sequential pay                                                       982,576            680,397
             Pass through                                                         119,065            132,522
             Other                                                                 21,994             56,393
                                                                               ----------         ----------

             Total mortgage-backed securities                                  $3,389,544         $2,902,559
                                                                               ==========         ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    MORTGAGE LOANS AND REAL ESTATE

    Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.


    Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                   MORTGAGE LOANS                            REAL ESTATE
                                                    DECEMBER 31,                             DECEMBER 31,
                                             1998                    1997             1998                1997
                                                   (IN THOUSANDS)                           (IN THOUSANDS)
    PROPERTY TYPE:
    Office buildings                        $221,244               $246,500          $ 38,343            $180,743
    Retail                                   203,927                231,886            36,858             108,907
    Apartment buildings                      261,894                303,990            21,553              20,560
    Industrial buildings                     121,789                162,008             1,600              39,810
    Other                                     19,089                 18,917                32                 238
    Valuation allowances                     (30,600)               (35,800)           (6,411)            (28,501)
                                            --------               --------          --------            --------
    Total                                   $797,343               $927,501          $ 91,975            $321,757
                                            ========               ========          ========            ========

    GEOGRAPHIC REGION:
    Northeast                               $169,368               $222,975          $ 47,709            $ 92,513
    Southeast                                213,916                257,376                32              85,781
    North central                            176,683                189,163            11,453              63,751
    South central                             98,956                 79,092            22,649              58,954
    West                                     169,020                214,695            16,543              49,259
    Valuation allowances                     (30,600)               (35,800)           (6,411)            (28,501)
                                            --------               --------          --------            --------
    Total                                   $797,343               $927,501          $ 91,975            $321,757
                                            ========               ========          ========            ========


    At December 31, 1998, scheduled mortgage loan maturities were as follows:
    1999--$99 million; 2000--$81 million; 2001--$87 million; 2002--$29 million;
    2003--$107 million; and $394 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $2.3 million and $8.6 million of its mortgage loans during 1998 and 1997, respectively, based on terms which differed from those granted to new borrowers.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:

                                  BALANCE AT                                                          BALANCE AT
                                  JANUARY 1,              ADDITIONS               DEDUCTIONS         DECEMBER 31,
                                                                    (IN THOUSANDS)
    1998
    Mortgage loans                  $ 35,800               $ 50,603                 $(55,803)             $30,600
    Real estate                       28,501                  5,108                  (27,198)               6,411
                                    --------               --------                 --------              -------
    Total                           $ 64,301               $ 55,711                 $(83,001)             $37,011
                                    ========               ========                 ========              =======

    1997
    Mortgage loans                  $ 48,399               $  6,731                 $(19,330)             $35,800
    Real estate                       47,509                  4,201                  (23,209)              28,501
                                    --------               --------                 --------              -------
    Total                           $ 95,908               $ 10,932                 $(42,539)             $64,301
                                    ========               ========                 ========              =======

    1996
    Mortgage loans                  $ 65,807               $  7,640                 $(25,048)             $48,399
    Real estate                       83,755                  2,526                  (38,772)              47,509
                                    --------               --------                 --------              -------
    Total                           $149,562               $ 10,166                 $(63,820)             $95,908
                                    ========               ========                 ========              =======

    NONINCOME-PRODUCING MORTGAGE LOANS AND BONDS

    The net carrying values of nonincome-producing mortgage loans were $15.6 million and $7.0 million at December 31, 1998 and 1997, respectively. The net carrying value of nonincome-producing bonds was $22.3 million at December 31, 1998. There were no nonincome-producing bonds at December 31, 1997.

    INTEREST RATE SWAPS AND INTEREST RATE FLOORS

    The notional amounts of Phoenix's interest rate swaps were $416.0 million and $272.9 million at December 31, 1998 and 1997, respectively. Weighted average received and paid rates were 6.24% and 5.79%, for 1998. The increase in net investment income related to interest rate swap contracts was $1.9 million and $.7 million for the years ended December 31, 1998 and 1997, respectively. The fair value of these interest rate swap agreements as of December 31, 1998 and 1997 were $11.0 million and $9.4 million, respectively. These agreements do not require the exchange of underlying principal amounts, and accordingly Phoenix's maximum exposure to credit risk is the difference in interest payments exchanged.

    During 1998, Phoenix entered into several interest rate floor contracts. The notional amount of Phoenix's interest rate floor contracts was $570.0 million at December 31, 1998. The weighted average strike rate was 4.59% for 1998. The excess of the strike rates over the index rates (5- and 10-year constant maturity treasury yields) was not significant. The fair value of these interest rate floors at December 31, 1998 was $1.4 million. These contracts do not require payment of notional principal.

    Management of Phoenix considers the likelihood of any material loss on these guarantees or interest rate swaps or floors to be remote.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    OTHER INVESTED ASSETS

    Other invested assets, consisting primarily of partnership interests and equity in unconsolidated affiliates, were as follows:

                                                                                      DECEMBER 31,
                                                                             1998                      1997
                                                                                     (IN THOUSANDS)

          Venture capital equity partnerships                              $140,591                  $ 88,228
          Transportation and equipment leases                                80,953                    78,024
          Affordable housing partnerships                                    10,854
          Investment in Aberdeen Asset Management                            72,257                    70,317
          Investment in Beutel, Goodman & Co. Ltd.                                                     31,214
          Investment in other affiliates                                     23,387                     5,453
          Seed money in separate accounts                                    26,587                    41,297
          Other partnership interests                                        22,697                     4,555
                                                                           --------                  --------
          Total other invested assets                                      $377,326                  $319,088
                                                                           ========                  ========

    NET INVESTMENT INCOME

    The components of net investment income for the year ended December 31, were as follows:

                                                    1998                       1997                       1996
                                                                         (IN THOUSANDS)

          Debt securities                           $598,892                  $509,702                   $469,713
          Equity securities                            6,469                     4,277                      4,689
          Mortgage loans                              83,101                    85,662                     84,318
          Policy loans                               146,477                   122,562                    117,742
          Real estate                                 38,338                    18,939                     21,799
          Leveraged leases                             2,746                     2,692                      3,286
          Other invested assets                       22,364                    31,365                     18,751
          Short-term investments                      23,825                    18,768                     18,688
                                                    --------                  --------                   --------
          Sub-total                                  922,212                   793,967                    738,986
          Less investment expenses                    23,328                    22,621                     27,391
                                                    --------                  --------                   --------
          Net investment income                     $898,884                  $771,346                   $711,595
                                                    ========                  ========                   ========

    Investment income of $8.4 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1998. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

    The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $40.8 million and $51.3 million at December 31, 1998 and 1997, respectively. Interest income on restructured

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.9 million, $5.3 million and $3.1 million in 1998, 1997 and 1996, respectively. Actual interest income on these loans included in net investment income was $4.0 million, $3.8 million and $5.2 million in 1998, 1997 and 1996, respectively.

    INVESTMENT GAINS AND LOSSES

    Net unrealized gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                              1998                1997                   1996
                                                                             (IN THOUSANDS)

    Debt securities                                        $ (7,040)              $112,194               $(70,986)
    Equity securities                                       (91,880)                74,547                 40,803
    Deferred policy acquisition costs                         6,694                (80,603)                51,528
    Deferred income taxes                                   (32,279)                38,064                  7,432
                                                           --------               --------               --------

    Net unrealized investment (losses) gains
      on securities available-for-sale                     $(59,947)              $ 68,074               $ 13,913
                                                           ========               ========               ========

    Realized investment gains and losses for the year ended December 31, were as follows:

                                                              1998                 1997                   1996
                                                                             (IN THOUSANDS)

    Debt securities                                         $(4,295)              $ 19,315               $(10,476)
    Equity securities                                        11,939                 26,290                 59,794
    Mortgage loans                                           (6,895)                 3,805                  2,628
    Real estate                                              67,522                 44,668                 24,711
    Other invested assets                                    (4,709)                17,387                    765
                                                           --------               --------               --------

    Net realized investment gains                          $ 63,562               $111,465               $ 77,422
                                                           ========               ========               ========

    The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:

                                                           1998                    1997                   1996
                                                                              (IN THOUSANDS)

         Proceeds from disposals                           $912,696               $821,339              $1,118,594
         Gross gains on sales                              $ 17,442               $ 27,954              $   12,547
         Gross losses on sales                             $ 33,641               $  5,309              $   25,575

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill and other intangible assets were as follows:

                                                                                            DECEMBER 31,
                                                                                      1998               1997
                                                                                           (IN THOUSANDS)
    Phoenix Investment Partners' gross amounts:
      Goodwill                                                                        $321,793           $321,932
      Investment management contracts                                                  169,006            167,788
      Noncompete covenant                                                                5,000              5,000
      Other                                                                                472              1,220
                                                                                      --------           --------
    Totals                                                                             496,271            495,940
                                                                                      --------           --------

    Other gross amounts:
      Goodwill                                                                          79,217             65,585
      Client listings                                                                   48,111             45,441
      Intangible asset related to pension plan benefits                                 16,229             18,032
      Other                                                                              1,690                279
                                                                                      --------           --------
    Totals                                                                             145,247            129,337
                                                                                      --------           --------

    Total gross goodwill and other intangible assets                                   641,518            625,277

    Accumulated amortization - Phoenix Investment Partners                             (49,615)           (27,579)
    Accumulated amortization - other                                                   (64,874)           (56,199)
                                                                                      --------           --------

    Total net goodwill and other intangible assets                                    $527,029           $541,499
                                                                                      ========           ========




    In 1997, American Phoenix Corporation wrote down the carrying value of its goodwill and other intangible assets by $18.8 million. This impairment loss is included in other operating expenses in the Consolidated Statement of Income, Comprehensive Income and Equity.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  NOTES PAYABLE

                                                                                            DECEMBER 31,
                                                                                   1998                     1997
                                                                                           (IN THOUSANDS)

      Short-term debt                                                             $ 20,463                 $ 15,539
      Bank borrowings                                                              205,778                  263,732
      Notes payable                                                                  5,438                   14,632
      Subordinated debentures                                                       41,359
      Surplus notes                                                                175,000                  175,000
      Secured debt                                                                   1,214                    2,182
                                                                                  --------                 --------

      Total notes payable                                                         $449,252                 $471,085
                                                                                  ========                 ========

    Phoenix has various lines of credit established with major commercial banks. As of December 31, 1998, Phoenix had outstanding balances totaling $219.7 million. The total unused credit was $190.7 million. Interest rates ranged from 5.24% to 7.98% in 1998.

    Maturities of other indebtedness are as follows: 1999--$20.5 million; 2000--$38.3 million; 2001--$29.2 million; 2002--$318.3 million; 2003--$1.1 million; 2004 and thereafter--$41.9 million.

    Interest expense was $29.9 million, $32.5 million and $18.0 million for the years ended December 31, 1998, 1997 and 1996, respectively.

7.  INCOME TAXES

    A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:

                                                         1998                      1997                      1996
                                                                              (IN THOUSANDS)

 Income taxes
   Current                                               $80,322                  $54,514                   $59,673
   Deferred                                               (5,170)                   3,663                    21,010
                                                         -------                  -------                   -------

 Total                                                   $75,152                  $58,177                   $80,683
                                                         =======                  =======                   =======

    The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):

                                                        1998                 1997                    1996
                                                                   %                      %                     %

     Income tax expense at statutory rate             $73,637      35       $81,818       35        $67,488     35
     Dividend received deduction and
       tax-exempt interest                             (3,691)     (1)       (2,513)      (1)        (2,107)    (1)
     Other, net                                         5,206       2        (8,017)      (4)         2,736      1
                                                      -------      --       -------       --         ------     --
                                                       75,152      36        71,288       30         68,117     35

     Differential earnings (equity tax)                                     (13,111)      (5)        12,566      7
                                                      -------      --       -------       --         ------     --

     Income taxes                                     $75,152      36       $58,177       25        $80,683     42
                                                      =======      ==       =======       ==        =======     ==

    The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                                                         DECEMBER 31,
                                                                              1998                        1997
                                                                                       (IN THOUSANDS)

     Deferred policy acquisition costs                                      $  301,337                 $  303,500
     Unearned premium/deferred revenue                                        (148,112)                  (139,817)
     Impairment reserves                                                       (23,393)                   (26,102)
     Pension and other postretirement benefits                                 (59,164)                   (56,643)
     Investments                                                               105,395                     83,821
     Future policyholder benefits                                             (141,130)                  (140,980)
     Other                                                                      28,730                     45,053
                                                                            ----------                 ----------
                                                                                63,663                     68,832
     Net unrealized investment gains                                            51,597                     84,134
     Minimum pension liability                                                  (3,348)                    (2,526)
                                                                            ----------                 ----------

     Deferred income tax liability, net                                     $  111,912                 $  150,440
                                                                            ==========                 ==========

    Gross deferred income tax assets totaled $375 million and $366 million at December 31, 1998 and 1997, respectively. Gross deferred income tax liabilities totaled $487 million and $516 million at December 31, 1998 and 1997, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1998 and 1997 will be realized.

    The Internal Revenue Service is currently examining Phoenix's tax returns for 1995 through 1997. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending tax matters.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.  PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

    PENSION PLANS

    Phoenix has a multi-employer, noncontributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a nonqualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

    Components of net periodic pension cost for the years ended December 31, were as follows:

                                                             1998                   1997                   1996
                                                                               (IN THOUSANDS)

    Components of net periodic benefit cost
          Service cost                                      $ 11,046               $ 10,278               $ 10,076
          Interest cost                                       22,958                 22,650                 22,661
          Expected return on plan assets                     (25,083)               (22,055)               (20,847)
          Amortization of net transition asset                (2,369)                (2,369)                (2,468)
          Amortization of prior service cost                   1,795                  1,795                    (22)
          Amortization of net (gain) loss                     (1,247)                    25                  1,867
                                                            --------               --------               --------
          Net periodic benefit cost                         $  7,100               $ 10,324               $ 11,267
                                                            ========               ========               ========

    In 1996, Phoenix offered an early retirement program which granted an additional benefit of five years of age and service. As a result of the early retirement program, Phoenix recorded an additional pension expense of $8.7 million for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:

                                                                                            DECEMBER 31,
                                                                                      1998                1997
                                                                                           (IN THOUSANDS)

    Change in projected benefit obligation
      Projected benefit obligation at beginning of year                         $ 335,436               $ 301,245
      Service cost                                                                 11,046                  10,278
      Interest cost                                                                22,958                  22,650
      Plan amendments                                                                                         171
      Actuarial loss                                                                1,958                  18,644
      Benefit payments                                                            (17,936)                (17,552)
                                                                                ---------               ---------
      Benefit obligation at end of year                                         $ 353,462               $ 335,436
                                                                                =========               =========

    Change in plan assets
      Fair value of plan assets at beginning of year                            $ 321,555               $ 283,245
      Actual return on plan assets                                                 58,225                  53,093
      Employer contributions                                                        2,975                   2,769
      Benefit payments                                                            (17,936)                (17,552)
                                                                                ---------               ---------
      Fair value of plan assets at end of year                                  $ 364,819               $ 321,555
                                                                                =========               =========

      Funded status of the plan                                                 $  11,357               $ (13,881)
      Unrecognized net transition asset                                           (14,217)                (16,586)
      Unrecognized prior service cost                                              16,185                  17,980
      Unrecognized net gain                                                       (75,921)                (45,986)
                                                                                ---------               ---------
      Net amount recognized                                                     $ (62,596)              $ (58,473)
                                                                                =========               =========

    Amounts recognized in the Consolidated Balance
      Sheet consist of:
      Accrued benefit liability                                                 $ (88,391)              $ (83,724)
      Intangible asset                                                             16,229                  18,032
      Accumulated other comprehensive income                                        9,566                   7,219
                                                                                ---------               ---------
                                                                                $ (62,596)              $ (58,473)
                                                                                =========               =========


    At December 31, 1998 and 1997, the nonqualified plan was unfunded and had projected benefit obligations of $57.2 million and $50.4 million, respectively. The accumulated benefit obligations as of December 31, 1998 and 1997 related to this plan were $48.4 million and $42.8 million, respectively, and are included in other liabilities.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $6.2 million and $4.7 million, net of income taxes, at December 31, 1998 and 1997, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the nonqualified plan. Phoenix has also recorded an intangible asset of $16.2 million and $18.0 million as of December 31, 1998 and 1997 related to the nonqualified plan.

    The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.0% and 4.0% for 1998 and 1997. The discount rate assumption for 1998 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The expected long-term rate of return on retirement plan assets was 8.0% in 1998 and 1997.

    The pension plan's assets include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

    Phoenix also sponsors savings plans for its employees and agents which are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to limitation, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1998, 1997 and 1996 were $4.1 million, $3.8 million and $4.2 million, respectively.

    OTHER POSTRETIREMENT BENEFIT PLANS

    In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

    The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                                     1998                1997              1996
                                                                                   (IN THOUSANDS)
    Components of net periodic benefit cost
             Service cost                                            $3,436             $3,136             $2,765
             Interest cost                                            4,572              4,441              4,547
             Amortization of net gain                                (1,232)            (1,527)            (1,576)
                                                                     ------             ------             ------
             Net periodic benefit cost                               $6,776             $6,050             $5,736
                                                                     ======             ======             ======

    In addition to the net periodic postretirement benefit cost, Phoenix expensed an additional $3.0 million for postretirement benefits related to the early retirement program for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:

                                                                                           DECEMBER 31,
                                                                                   1998                    1997
                                                                                          (IN THOUSANDS)

    Change in projected postretirement benefit obligation
      Projected benefit obligation at beginning of year                           $ 66,618               $ 63,656
      Service cost                                                                   3,436                  3,136
      Interest cost                                                                  4,572                  4,441
      Actuarial (gain) loss                                                            397                   (518)
      Benefit payments                                                              (4,080)                (4,098)
                                                                                  --------               --------
      Projected benefit obligation at end of year                                 $ 70,943               $ 66,617
                                                                                  --------               --------

    Change in plan assets
      Employer contributions                                                      $  4,080               $  4,098
      Benefit payments                                                              (4,080)                (4,098)
                                                                                  --------               --------
      Fair value of plan assets at end of year                                    $                        $
                                                                                  --------               --------

      Funded status of the plan                                                   $(70,943)              $(66,617)
      Unrecognized net gain                                                        (26,408)               (28,037)
                                                                                  --------               --------
      Accrued benefit liability                                                   $(97,351)              $(94,654)
                                                                                  ========               ========

    The discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1998 and 1997.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 9.5% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter. Based on this assumption the health care costs were assumed to increase 8.5% in 1998.

    The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.6 million and the annual service and interest cost by $.7 million, before taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.3 million and the annual service and interest cost by $.6 million, before taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

    OTHER POSTEMPLOYMENT BENEFITS

    Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expense was ($.5) million for 1998, $.4 million for 1997 and $.4 million for 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.  COMPREHENSIVE INCOME

    The components of, and related tax effects for, other comprehensive income for the years ended December 31, were as follows:

                                                              1998                 1997                   1996
                                                                              (IN THOUSANDS)
    UNREALIZED (LOSSES) GAINS ON SECURITIES
       AVAILABLE-FOR-SALE:
    Before-tax amount                                       $(72,255)             $151,210               $ 65,374
    Tax expense (benefit)                                    (25,288)               52,923                 22,881
                                                            --------              --------               --------
    Totals                                                   (46,967)               98,287                 42,493
                                                            --------              --------               --------

    RECLASSIFICATION ADJUSTMENT FOR NET GAINS
       REALIZED IN NET INCOME:
    Before-tax amount                                        (19,970)              (46,481)               (43,969)
    Tax (benefit)                                             (6,990)              (16,268)               (15,389)
                                                            --------              --------               --------
    Totals                                                   (12,980)              (30,213)               (28,580)
                                                            --------              --------               --------

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
       AVAILABLE-FOR-SALE:
    Before-tax amount                                        (92,225)              104,729                 21,405
    Tax expense (benefit)                                    (32,278)               36,655                  7,492
                                                            --------              --------               --------
    Totals                                                  $(59,947)             $ 68,074               $ 13,913
                                                            --------              --------               --------

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Before-tax amount                                       $ (2,347)             $ (3,232)              $  1,910
    Tax expense (benefit)                                       (821)               (1,131)                   669
                                                            --------              --------               --------
    Totals                                                  $ (1,526)             $ (2,101)              $  1,241
                                                            ========              ========               ========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                                    1998              1997                 1996
                                                                                 (IN THOUSANDS)

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
       AVAILABLE-FOR-SALE:
    Balance, beginning of year                                     $160,457          $ 92,383            $ 78,470
    Change during period                                            (59,947)           68,074              13,913
                                                                   --------          --------            --------
    Balance, end of year                                            100,510           160,457              92,383
                                                                   --------          --------            --------

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Balance, beginning of year                                       (4,693)           (2,592)             (3,833)
    Change during period                                             (1,526)           (2,101)              1,241
                                                                   --------          --------            --------
    Balance, end of year                                             (6,219)           (4,693)             (2,592)
                                                                   --------          --------            --------

    ACCUMULATED OTHER COMPREHENSIVE INCOME:
    Balance, beginning of year                                      155,764            89,791              74,637
    Change during period                                            (61,473)           65,973              15,154
                                                                   --------          --------            --------
    Balance, end of year                                           $ 94,291          $155,764            $ 89,791
                                                                   ========          ========            ========

10. SEGMENT INFORMATION

    Phoenix is organized by lines of business that include similar product groupings. Lines of businesses have been grouped into the following reportable segments: Individual Insurance, Life Reinsurance, Group Life and Health Insurance and Securities Management. The category "Individual Insurance" aggregates the Individual Traditional, Universal Life, Variable Universal Life and Variable Annuity lines of business. The category "All Other" includes the combined financial results of segments that individually are below the quantitative thresholds. Those segments include General Lines Brokerage and several small individual insurance lines. In addition, the category "All Other" contains unallocated investment income, unallocated expenses and realized investment gains related to capital in excess of segment requirements, as well as certain assets such as equity securities and venture capital. Phoenix calculates taxes at a flat rate of 35% on the operating income of its insurance line segments and therefore, does not allocate permanent tax differences to these segments. Also, Phoenix does not allocate unusual or extraordinary items to its segments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following table summarizes significant financial amounts by reportable segment:


 AT AND FOR THE YEAR ENDED
 DECEMBER 31, 1998                                                         GROUP LIFE
 (IN MILLIONS)                                    INDIVIDUAL     LIFE       & HEALTH     SECURITIES    ALL
                                                  INSURANCE   REINSURANCE   INSURANCE    MANAGEMENT   OTHER     TOTALS
                                                  ----------  -----------  ----------    ----------   -----     ------

 Revenues from external sources                     $ 1,354      $ 64         $440        $214         $400     $ 2,472
 Intersegment revenues                                                                      18           41          59
 Net investment income                                  708        19           45           2           75         849
 Interest expense                                                                           15            1          16
 Policyholder dividends                                 344                                                         344
 Increase in DAC                                         (9)       (5)                                   (5)        (19)
 Depreciation and amortization expense                    4                      1          26           14          45
 Other noncash items:
     Increase in policy liabilities and accruals        596        38           16                       36         686
     Minority interest in operating income                                                  14            5          19

 Segment operating income (a)                       $    50      $ 12         $ 26        $ 23         $  1     $   112
                                                    =======      ====         ====        ====         ====     =======

 Deferred policy acquisition costs                  $ 1,035      $ 27                                  $ 18     $ 1,080
 Total segment assets                               $16,177      $398         $701        $557         $938     $18,771
                                                    =======      ====         ====        ====         ====     =======

 AT AND FOR THE YEAR ENDED
 DECEMBER 31, 1997                                                         GROUP LIFE
 (IN MILLIONS)                                    INDIVIDUAL     LIFE       & HEALTH     SECURITIES    ALL
                                                  INSURANCE   REINSURANCE   INSURANCE    MANAGEMENT   OTHER     TOTALS
                                                  ----------  -----------  ----------    ----------   -----     ------

 Revenues from external sources                     $ 1,200      $ 57         $428        $124       $  298     $ 2,107
 Intersegment revenues                                                                      16           30          46
 Net investment income                                  586        19           42           2          101         750
 Interest expense                                                                            4            1           5
 Policyholder dividends                                 328                                                         328
 Increase in DAC                                        (32)       (5)                                  (13)        (50)
 Depreciation and amortization expense                    3                      1          12           36          52
 Other noncash items:
     Increase in policy liabilities and accruals        508         3           24                       50         585
     Minority interest in operating income                                                  12            2          14

 Segment operating income (a)                       $    59      $ 10         $ 33        $ 16       $  (17)    $   101
                                                    =======      ====         ====        ====         ====     =======

 Deferred policy acquisition costs                  $ 1,014      $ 22                                $    6     $ 1,042
 Total segment assets                               $14,946      $318         $656        $615       $1,101     $17,636
                                                    =======      ====         ====        ====       ======     =======

 (a) Before income taxes and after policyholder dividends on Individual
Insurance.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


 AT AND FOR THE YEAR ENDED
 DECEMBER 31, 1996                                                      GROUP LIFE
 (IN MILLIONS)                                INDIVIDUAL     LIFE       & HEALTH     SECURITIES    ALL
                                              INSURANCE   REINSURANCE   INSURANCE    MANAGEMENT   OTHER      TOTALS
                                              ----------  -----------   ----------   ----------   -----      ------

 Revenues from external sources                 $ 1,111      $121         $415        $153       $  140     $ 1,940
 Intersegment revenues                                                                  14           33          47
 Net investment income                              562        16           37           2           91         708
 Interest expense                                                                        3            2           5
 Policyholder dividends                             297                                                         297
 Increase in DAC                                    (39)       (2)                                  (20)        (61)
 Depreciation and amortization expense                3                      1          11           11          26
 Other noncash items:
     Increase in policy liabilities and
     accruals                                       465         8           40                       49         562
     Minority interest in operating income                                              17           (3)         14

 Segment operating income (a)                   $    59      $  9         $ 12        $ 28       $   (9)    $    99
                                                =======      ====         ====        ====       ======     =======

 Deferred policy acquisition costs              $   905      $ 18                                $   21     $   944
 Total segment assets                           $12,302      $304         $597        $366       $  965     $14,534
                                                =======      ====         ====        ====       ======     =======

 (a) Before income taxes and after policyholder dividends on Individual
Insurance.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    SEGMENT RECONCILIATION

    The following is a reconciliation of the totals of reportable segment revenues, operating income and assets to Phoenix's consolidated totals:


                                                                                YEAR ENDED DECEMBER 31,
                                                                           1998           1997           1996
                                                                                      (IN MILLIONS)

    REVENUES
    Total revenues for reportable segments                               $ 3,380          $ 2,903         $ 2,695
    Realized investment gains                                                 64              111              77
    Unallocated net investment income                                         50               24               4
    Elimination of intersegment revenues                                     (59)             (47)            (47)
                                                                         -------          -------         -------
     Total consolidated revenues                                         $ 3,435          $ 2,991         $ 2,729
                                                                         =======          =======         =======

    OPERATING INCOME
    Total operating income for reportable segments                       $   112          $   101         $    99
    Realized investment gains                                                 64              111              77
    Unallocated amounts:
       Net investment income                                                  50               22               4
       Interest expense                                                      (14)             (23)            (13)
       Other unallocated amounts                                             (14)               9               9
    Reclassification of minority interest                                     12               14              17
                                                                         -------          -------         -------
     Total consolidated operating income                                 $   210          $   234         $   193
                                                                         =======          =======         =======

    ASSETS
    Total assets for reportable segments                                 $18,771          $17,636         $14,534
    Unallocated amounts:
       Investments and accrued investment income
          attributable to unallocated capital                                725              846             859
       Goodwill and other intangible assets                                   15               21              20
       Other unallocated amounts                                              10               35              41
                                                                         -------          -------         -------
        Total consolidated assets                                        $19,521          $18,538         $15,454
                                                                         =======          =======         =======

11. PROPERTY AND EQUIPMENT

    Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $106.7 million and $109.0 million, respectively, at December 31, 1998 and 1997. Phoenix provides for depreciation using straight line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $173.5 million and $164.4 million at December 31, 1998 and 1997, respectively.


    Rental expenses for operating leases, principally with respect to buildings, amounted to $14.5 million, $14.9 million and $14.8 million in 1998, 1997, and 1996, respectively. Future minimum rental payments under noncancelable operating leases were approximately $45.3 million as of December 31, 1998, payable as follows: 1999--$14.8 million; 2000--$12.0 million; 2001--$7.9 million; 2002--$5.8 million; 2003--$3.2 million; and $1.6 million thereafter.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12. DIRECT BUSINESS WRITTEN AND REINSURANCE

    As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and to $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the inforce block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

    Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                                   1998              1997                1996
                                                                                 (IN THOUSANDS)

    Direct premiums                                            $  1,719,393       $  1,592,800       $  1,473,869
    Reinsurance assumed                                             505,262            329,927            276,630
    Reinsurance ceded                                              (371,854)          (282,121)          (231,677)
                                                               ------------       ------------       ------------
    Net premiums                                               $  1,852,801       $  1,640,606       $  1,518,822
                                                               ============       ============       ============

    Direct policy and contract claims incurred                 $    728,062       $    626,834       $    575,824
    Reinsurance assumed                                             433,242            410,704            170,058
    Reinsurance ceded                                              (407,780)          (373,127)          (160,646)
                                                               ------------       ------------       ------------
    Net policy and contract claims incurred                    $    753,524       $    664,411       $    585,236
                                                               ============       ============       ============

    Direct life insurance in force                             $121,442,041      $ 120,394,664       $108,816,856
    Reinsurance assumed                                         110,632,110         84,806,585         61,109,836
    Reinsurance ceded                                          (135,817,986)       (74,764,639)       (51,525,976)
                                                               ------------       ------------       ------------
    Net insurance in force                                     $ 96,256,165       $130,436,610       $118,400,716
                                                               ============       ============       ============

    Irrevocable letters of credit aggregating $5.3 million at December 31, 1998 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

13. PARTICIPATING LIFE INSURANCE

    Participating life insurance in force was 72.3% and 79.6% of the face value of total individual life insurance in force at December 31, 1998 and 1997, respectively. The premiums on participating life insurance policies were 75.7%, 83.5% and 84.1% of total individual life insurance premiums in 1998, 1997 and 1996, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14. DEFERRED POLICY ACQUISITION COSTS

    The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                              1998                   1997                 1996
                                                                                (IN THOUSANDS)

    Balance at beginning of year                            $1,038,407             $  926,274           $ 816,128
    Acquisition cost deferred                                  171,618                295,189             153,873
    Amortized to expense during the year                      (140,084)              (105,071)            (95,255)
    Adjustment to net unrealized investment
       gains (losses) included in other
       comprehensive income                                      6,694                (77,985)             51,528
                                                            ----------             ----------           ---------

    Balance at end of year                                  $1,076,635             $1,038,407           $ 926,274
                                                            ==========             ==========           =========

15. MINORITY INTEREST

    Phoenix's interests in Phoenix Investment Partners and American Phoenix Corporation, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 60% and 85%, respectively, of the outstanding shares of common stock at December 31, 1998. Earnings and equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

16. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EQUITY SECURITIES

    Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

    MORTGAGE LOANS

    Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

    POLICY LOANS

    Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten-year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten-year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

    INVESTMENT CONTRACTS

    In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

    The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

    Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

    DEBT

    The carrying value of debt reported on the balance sheet approximates fair value.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    FAIR VALUE SUMMARY

    The estimated fair values of the financial instruments as of December 31, were as follows:

                                                              1998                               1997
                                                   CARRYING            FAIR           CARRYING            FAIR
                                                     VALUE            VALUE            VALUE             VALUE
                                                                          (IN THOUSANDS)
    Financial assets:
    Cash and cash equivalents                      $   132,634       $   132,634      $   159,307       $   159,307
    Short-term investments                             240,911           240,911        1,078,276         1,078,276
    Debt securities                                  8,575,227         8,666,311        7,213,966         7,316,601
    Equity securities                                  304,545           304,545          335,888           335,888
    Mortgage loans                                     797,343           831,919          927,501           956,041
    Policy loans                                     2,008,260         2,122,389        1,986,728         2,104,704
                                                   -----------       -----------      -----------       -----------
    Total financial assets                         $12,058,920       $12,298,709      $11,701,666       $11,950,817
                                                   ===========       ===========      ===========       ===========

    Financial liabilities:
    Policy liabilities                             $   783,400       $   783,400      $   902,200       $   902,200
    Securities sold subject to repurchase
      agreements                                                                          137,473           137,473
    Notes payable                                      449,252           449,252          471,085           471,085
                                                   -----------       -----------      -----------       -----------
    Total financial liabilities                    $ 1,232,652       $ 1,232,652      $ 1,510,758       $ 1,510,758
                                                   ===========       ===========      ===========       ===========

17. CONTINGENCIES

    FINANCIAL GUARANTEES

    As a result of the sale of real estate properties, in December 1998, Phoenix is no longer contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The principal amount of bonds guaranteed by Phoenix at December 31, 1997 was $88.7 million.

    LITIGATION

    In 1996, Phoenix announced the settlement of a class action suit which was approved by a New York State Supreme Court judge on January 3, 1997. The suit related to the sale of individual participating life insurance and universal life insurance policies from 1980 to 1995. Phoenix estimates the cost of settlement to be $40 million after tax. A $25 million after tax liability was recorded in 1995. In addition, $7 million after tax was expensed in 1996. The after tax costs of $12.5 million for 1997 and $6.7 million for 1998 were directly offset by a release of the liability in those years. Management believes, after consideration of the provisions made in these financial statements, this suit will not have a material effect on Phoenix's consolidated financial position.

    Phoenix is a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel after consideration of the provisions made in these financial statements, the ultimate resolution of these proceedings will not have a material effect on Phoenix's consolidated financial position.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

18. STATUTORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1998, 1997 and 1996, there were no material practices not prescribed by the Insurance Department of the State of New York. Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are not included in equity, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                               1998                    1997                 1996
                                                                                 (IN THOUSANDS)

    Statutory net income                                      $108,652              $ 66,599              $ 70,261
    Deferred policy acquisition costs, net                      18,538                48,821                58,618
    Future policy benefits                                     (53,847)               (9,145)              (16,793)
    Pension and postretirement expenses                        (17,334)               (7,955)              (23,275)
    Investment valuation allowances                             94,873                84,975                81,841
    Interest maintenance reserve                                 1,415                17,544                (5,158)
    Deferred income taxes                                      (39,983)              (36,250)              (67,064)
    Other, net                                                  12,459                 2,118                 4,808
                                                              --------              --------              --------

    Net income, as reported                                   $124,773              $166,707              $103,238
                                                              ========              ========              ========

    The following reconciles the statutory surplus and asset valuation reserve
    (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                                      DECEMBER 31,
                                                                            1998                          1997
                                                                                     (IN THOUSANDS)

    Statutory surplus, surplus notes and AVR                            $1,205,635                      $1,152,820
    Deferred policy acquisition costs, net                               1,259,316                       1,227,782
    Future policy benefits                                                (465,268)                       (395,436)
    Pension and postretirement expenses                                   (174,273)                       (169,383)
    Investment valuation allowances                                          2,002                         (27,738)
    Interest maintenance reserve                                            35,303                          33,794
    Deferred income taxes                                                  (25,593)                        (12,051)
    Surplus notes                                                         (157,500)                       (157,500)
    Other, net                                                              24,062                         (11,904)
                                                                        ----------                      ----------
    Equity, as reported                                                 $1,703,684                      $1,640,384
                                                                        ==========                      ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

19. PRIOR PERIOD ADJUSTMENT

    In 1998, Phoenix revised the accounting for partnerships involved in leveraged lease arrangements for 1997 and 1996. Opening retained earnings at December 31, 1995 has been increased by $7.7 million. The Consolidated Balance Sheet as of December 31, 1997 was revised by increasing the following balances: other invested assets by $18.9 million, deferred income taxes by $6.6 million and retained earnings by $12.3 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $2.1 million and $2.5 million for the years ended 1997 and 1996, respectively.

20. SUBSEQUENT EVENTS

    PHOENIX INVESTMENT PARTNERS, LTD.

    On March 2, 1999, Phoenix Investment Partners completed its acquisition of the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, Phoenix Investment Partners paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The acquisition increases Phoenix Investment Partners' assets under management by approximately $4.4 billion.


    OCCUPATIONAL ACCIDENT REINSURANCE

    Effective March 1, 1995, Phoenix became a participant in an occupational accident reinsurance pool. In addition, effective October 1, 1996, Phoenix and American Phoenix Life and Reassurance Company, an indirect wholly owned subsidiary of Phoenix, became a participant in a reinsurance facility of occupational accident reinsurance. A significant portion of the risk associated with the occupational accident reinsurance pool and the reinsurance facility is further retroceded by Phoenix and American Phoenix Life to several other unaffiliated insurance entities. Phoenix has terminated membership in the pool effective March 1, 1999 while American Phoenix Life and Phoenix terminated participation in the reinsurance facility effective October 1, 1998.

    Management's assessment of the reinsurance arrangements and related financial exposure to Phoenix and American Phoenix Life is ongoing. Based on current facts and circumstances, management believes these transactions will not materially affect the financial condition of Phoenix or American Phoenix Life.

APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the VUL Account level.


    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1998.

   Example:

   Assumptions:

   Value of hypothetical pre-existing account with exactly one
     unit at the beginning of the period:......................    1.501512
   Value of the same account (excluding capital changes) at the
     end of the 7-day period:..................................     1.50245
   Calculation:
     Ending account value .....................................     1.50245
     Less beginning account value .............................    1.501512
     Net change in account value ..............................    0.000938
   Base period return:
     (adjusted change/beginning account value) ................    0.000625
   Current yield = return x (365/7) = .........................       3.26%
   Effective yield = [(1 + return)(365/7)] - 1 = ..............       3.31%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.


    For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.


    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

==================================================================================================================================

                              AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998(1,4)

==================================================================================================================================
 SERIES                                                      INCEPTION DATE   1 YEAR      5 YEARS      10 YEARS   SINCE INCEPTION
==================================================================================================================================
 Phoenix Research Enhanced Index Series...................      7/15/97        27.99%       N/A          N/A           22.48%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series....................       5/1/90        24.38%      11.47%        N/A            9.41%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series.........................      9/17/96        -7.25%       N/A          N/A          -19.21%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities Series......       5/1/95       -23.54%       N/A          N/A           10.03%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series......................       3/2/98         N/A         N/A          N/A           22.97%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Balanced Series..........................       5/1/92        15.64%      11.41%        N/A           11.00%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Growth Series............................       1/1/83        26.35%      16.84%       18.67%         17.90%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series......................      10/10/82        2.09%       3.24%        3.93%          4.97%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income Series.........       1/1/83        -6.92%       5.20%        7.78%          8.67%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Allocation Series..............      9/17/84        17.36%      11.33%       12.59%         12.34%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Theme Series...................      1/29/96        40.62%       N/A          N/A           21.66%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series....................       3/2/98         N/A         N/A          N/A            7.87%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series................       3/2/98         N/A         N/A          N/A           17.31%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series.....................       3/2/98         N/A         N/A          N/A          -13.78%
----------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series.....................       3/2/98         N/A         N/A          N/A           18.57%
----------------------------------------------------------------------------------------------------------------------------------
 EAFE(registered trademark)Equity Index Fund..............      8/22/97       18.18%       N/A          N/A            7.07%
----------------------------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government Securities II.........      3/28/94         4.58%       N/A          N/A            4.89%
----------------------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II.......................       3/1/94        -0.25%       N/A          N/A            7.72%
----------------------------------------------------------------------------------------------------------------------------------
 Mutual Shares Investments Fund -- Class 2(2,3)...........       5/1/98         N/A         N/A          N/A            0.98%
----------------------------------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation Fund -- Class 2(2,3)..........      11/28/88        3.07%       9.64%       10.40%         10.31%
----------------------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Fund -- Class 2(2,3)........      9/15/96       -23.45%       N/A          N/A          -24.14%
----------------------------------------------------------------------------------------------------------------------------------
 Templeton International Fund -- Class 2(2,3).............       5/1/92         5.95%       9.77%        N/A           12.28%
----------------------------------------------------------------------------------------------------------------------------------
 Templeton Stock Fund -- Class 2(2,3).....................      11/4/88        -1.86%       9.18%       10.48%         10.18%

----------------------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty.....................................       2/1/99         N/A         N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap...........................       5/1/95        13.06%       N/A          N/A           19.55%
----------------------------------------------------------------------------------------------------------------------------------
 Wanger Twenty............................................       2/1/99         N/A         N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------
 Wanger U.S. Small Cap....................................       5/1/95         5.59%       N/A          N/A           25.06%
==================================================================================================================================

(1) The average annual total return is the annual compound return that results from holding an initial investment of $10,000 for the time period indicated. Returns are net of $150 Issue Expense Charge, $5 Monthly Administrative Charge, Investment Management Fees and Mortality and Expense Risk Charges.
(2) Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Investments), performance shown for periods prior to that date represent the historical results of Class 1 shares. Performance since that date reflect Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.
(3) The manager is limiting fund expenses, which increases total returns.
(4) Performance data quoted represents the investment return of the appropriate Series adjusted for Flex Edge Success and Joint Edge charges had the Subaccount started on the inception date of the appropriate Series.

    Advertisements, sales literature and other communications may contain information about any Series' or Adviser's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:
    Changing Times                         Forbes
    Fortune                                Money
    Barrons                                Business Week
    Investor's Business Daily              The Stanger Register
    Stanger's Investment Adviser           The Wall Street Journal
    The New York Times                     Consumer Reports
    Registered Representative              Financial Planning
    Financial Services Weekly              Financial World
    U.S. News and World Report             Standard & Poor's
    The Outlook                            Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

    S&P 500                                Dow Jones Industrial Average
    Europe Australia Far East Index (EAFE) Consumers Price Index
    Shearson Lehman Corporate Index        Shearson Lehman T-Bond Index

    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

     The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.


                                                    ANNUAL TOTAL RETURN(1,4)

======================================================================================================================
                  Series                         1983     1984     1985     1986     1987     1988    1989       1990
======================================================================================================================

 Phoenix Research Enhanced Index Series           N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series            N/A      N/A      N/A      N/A      N/A      N/A      N/A     -8.63%
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series                 N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate
 Securities Series                                N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series              N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Balanced Series                  N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Growth Series                  31.84%    9.79%   33.85%   19.51%    6.08%    3.09%   34.53%     3.32%
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series             7.51%    9.34%    7.17%    5.66%    5.67%    6.60%    8.03%     7.51%
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income
 Series                                          5.16%   10.45%   19.65%   18.34%    0.28%    9.61%    6.92%     4.54%
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Allocation Series      N/A    -1.31%   26.33%   14.77%   11.66%    1.53%   18.53%     5.15%
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Theme Series           N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series            N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series        N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series             N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series             N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 EAFE(registered trademark)Equity Index Fund      N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government               N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
 Securities II
----------------------------------------------------------------------------------------------------------------------
 Federated high Income Bond Fund II               N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Mutual Shares Investments Fund --
 Class 2(2,3)                                     N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation Fund --
 Class 2(2,3)                                     N/A      N/A      N/A      N/A      N/A     0.21%   12.13%    -8.95%
----------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Fund --
 Class 2(2,3)                                     N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Templeton International Fund-- Class 22,3        N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Templeton Stock Fund -- Class 2(2,3)             N/A      N/A      N/A      N/A      N/A    -0.99%   13.48%   -11.99%

----------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                             N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                   N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                    N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                              N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A
======================================================================================================================


                                                    ANNUAL TOTAL RETURN (continued)(1,4)

========================================================================================================================
                  Series                         1991      1992     1993     1994     1995     1996      1997      1998
========================================================================================================================

 Phoenix Research Enhanced Index Series           N/A       N/A      N/A      N/A      N/A      N/A      5.46%    30.64%
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series          18.79%   -13.52%   37.33%   -0.73%    8.72%   17.71%    11.16%    26.92%
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series                 N/A       N/A      N/A      N/A      N/A    -0.06%   -32.94%    -5.21%
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate
 Securities Series                                N/A       N/A      N/A      N/A    17.19%   32.10%    21.09%    -21.83
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series              N/A       N/A      N/A      N/A      N/A      N/A       N/A     25.45%
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Balanced Series                  N/A      9.06%    7.75%   -3.61%   22.37%    9.68%    17.00%    18.07%
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Growth Series                  41.06%     9.41%   18.75%    0.66%    29.85%  11.69%    20.12%    28.98%
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series             5.14%     2.75%    2.06%    3.01%    4.86%    4.19%     4.35%     4.26%
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income
 Series                                         18.66%     9.23%   14.99%   -6.21%   22.56%   11.52%    10.21%    -4.91%
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Allocation Series    28.27%     9.79%   10.12%   -2.19%   17.27%    8.18%    19.78%    19.84%
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Strategic Theme Series           N/A       N/A      N/A      N/A      N/A     9.56%    16.25%    43.55%
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series            N/A       N/A      N/A      N/A      N/A      N/A       N/A     10.07%
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series        N/A       N/A      N/A      N/A      N/A      N/A       N/A     19.67%
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series             N/A       N/A      N/A      N/A      N/A      N/A       N/A     -11.95
------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series             N/A       N/A      N/A      N/A      N/A      N/A       N/A     20.97%
------------------------------------------------------------------------------------------------------------------------
 EAFE(registered trademark)Equity Index Fund      N/A       N/A      N/A      N/A      N/A      N/A     -6.87%    20.64%
------------------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government               N/A       N/A      N/A     1.99%    7.90%    3.37%     7.71%     6.80%
 Securities II
------------------------------------------------------------------------------------------------------------------------
 Federated high Income Bond Fund II               N/A       N/A      N/A    -4.26%   19.42%   13.40%    12.92%     1.88%
------------------------------------------------------------------------------------------------------------------------
 Mutual Shares Investments Fund --
 Class 2(2,3)                                     N/A       N/A      N/A      N/A      N/A      N/A       N/A      2.62%
------------------------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation Fund --
 Class 2(2,3)                                   26.42%     6.97%   24.86%   -4.00%   21.29%   17.64%    14.37%     5.27%
------------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Fund --
 Class 2(2,3)                                     N/A       N/A      N/A      N/A      N/A     1.05%   -29.95%    -21.69
------------------------------------------------------------------------------------------------------------------------
 Templeton International Fund-- Class 22,3        N/A     -6.80%   45.85%   -3.27%   14.56%   22.77%    12.76%     8.17%
------------------------------------------------------------------------------------------------------------------------
 Templeton Stock Fund -- Class 2(2,3)           26.22%     6.02%   32.68%   -3.25%   23.97%   21.17%    10.75%     0.24%

------------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                             N/A       N/A      N/A      N/A      N/A      N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                   N/A       N/A      N/A      N/A    33.96%   31.15%    -2.24%    15.41%
------------------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                    N/A       N/A      N/A      N/A      N/A      N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                              N/A       N/A      N/A      N/A     16.01%  45.64%    28.41%     7.83%
========================================================================================================================

(1) Rates are net of Mortality and Expense Risk Charges and Investment Management fees for the Subaccounts.

(2) Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Investments), performance shown for periods prior to that date represent the historical results of Class 1 shares. Performance since that date reflect Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.
(3) The manager is limiting fund expenses, which increases total returns.
(4) Performance data quoted represents the investment return of the appropriate Series adjusted for Flex Edge Success and Joint Edge charges had the Subaccount started on the inception date of the appropriate Series.


   These rates of return are not an estimate or guarantee of future performance.

APPENDIX B

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
    Contributions to the GIA under the Policy and transfers to the GIA become part of the General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the 1933 Act nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the SEC has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 2% on Single Life Policies (4% on Single Life Policies in New York), and 6% for Multiple Life Policies. Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.

    On the last business day of each calendar week, Phoenix will set the excess interest rate, if any, that will apply to premium payments made to the GIA. That rate will remain in effect for such premium payments for an initial guarantee period of one full year from the date of premium payment. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any premium payment whose guaranteed period has just ended will be the same rate as is applied to new premium payment allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various Policyholders and Contract Owners.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."

    IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AT THE TIME OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA OVER A MINIMUM 18-MONTH PERIOD. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE VUL ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING ANNUALLY RENEWABLE SCHEDULE:

                  YEAR ONE: 25%             YEAR TWO: 33%
                  YEAR THREE: 50%           YEAR FOUR: 100%

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND
CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a Policy's death benefits, account values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the surrender charge. Tables are included for death benefit Option 1 and Option 2. Tables also are included to reflect the blended cost of insurance charge applied under a Multiple Life Policy.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

1. Issue charge of $150.

2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum).

3. Premium tax charge of 2.25% (will vary from state to state on Multiple Life Policies).

4. A federal tax charge of 1.5% (for Single Life Policies only).

5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions--Cost of Insurance.")

6. Mortality and expense risk charge, which is a daily charge equivalent to .80% on an annual basis (or for Single Life Policies, .25% on an annual basis after the 15th Policy Year), against the VUL Account for mortality and expense risks. (See "Charges and Deductions--Mortality and Expense Risk Charge.")


    These illustrations also assume an average investment advisory fee of .70% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .30%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Adviser or Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1998, average total operating expenses for the Series would have been approximately 1.43% of the average net assets. See "Charges and Deductions--Investment Management Charge."

    Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.79%, 4.16% and 10.12%, respectively (applicable for the first 15 Policy Years for Single Life Policies and -1.25%, 4.66% and 10.72%, respectively, after the 15th Policy Year for Single Life Policies). For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.


    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions--Other Charges--Taxes.")

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

    On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                               Page 1 of 2
                              STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 35 NEVERSMOKE                                                                                             FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

       THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                         ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED      PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM       ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  YEAR   PAYMENTS      @ 5.0%      @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

       1     1,000      1,050        575          0    100,000        620          0    100,000        665          0    100,000
       2     1,000      2,153      1,281        396    100,000      1,412        527    100,000      1,549        664    100,000
       3     1,000      3,310      1,965        658    100,000      2,228        921    100,000      2,513      1,206    100,000
       4     1,000      4,526      2,627      1,320    100,000      3,068      1,761    100,000      3,565      2,258    100,000
       5     1,000      5,802      3,265      1,958    100,000      3,931      2,624    100,000      4,711      3,404    100,000

       6     1,000      7,142      3,880      2,718    100,000      4,818      3,656    100,000      5,962      4,800    100,000
       7     1,000      8,549      4,468      3,450    100,000      5,726      4,709    100,000      7,324      6,307    100,000
       8     1,000     10,027      5,030      4,157    100,000      6,658      5,786    100,000      8,812      7,939    100,000
       9     1,000     11,578      5,564      5,129    100,000      7,612      7,176    100,000     10,434      9,998    100,000
      10     1,000     13,207      6,071      6,071    100,000      8,589      8,589    100,000     12,206     12,206    100,000

      11     1,000     14,917      6,556      6,556    100,000      9,594      9,594    100,000     14,148     14,148    100,000
      12     1,000     16,713      7,018      7,018    100,000     10,629     10,629    100,000     16,279     16,279    100,000
      13     1,000     18,599      7,456      7,456    100,000     11,695     11,695    100,000     18,618     18,618    100,000
      14     1,000     20,579      7,873      7,873    100,000     12,794     12,794    100,000     21,188     21,188    100,000
      15     1,000     22,657      8,265      8,265    100,000     13,924     13,924    100,000     24,011     24,011    100,000

      16     1,000     24,840      8,683      8,683    100,000     15,174     15,174    100,000     27,269     27,269    100,000
      17     1,000     27,132      9,077      9,077    100,000     16,469     16,469    100,000     30,873     30,873    100,000
      18     1,000     29,539      9,442      9,442    100,000     17,807     17,807    100,000     34,861     34,861    100,000
      19     1,000     32,066      9,780      9,780    100,000     19,192     19,192    100,000     39,279     39,279    100,000
      20     1,000     34,719     10,085     10,085    100,000     20,622     20,622    100,000     44,174     44,174    100,000

    @ 65     1,000     69,761     10,033     10,033    100,000     39,349     39,349    100,000    149,429    149,429    179,316


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 34.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                               Page 2 of 2
                              STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 35 NEVERSMOKE                                                                                             FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

       THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                       ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED      PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM       ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  YEAR   PAYMENTS      @ 5.0%      @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

       1     1,000       1,050        512          0    100,000        555          0    100,000        599          0    100,000
       2     1,000       2,153      1,156        271    100,000      1,280        394    100,000      1,409        524    100,000
       3     1,000       3,310      1,779        472    100,000      2,025        718    100,000      2,291        984    100,000
       4     1,000       4,526      2,381      1,074    100,000      2,790      1,483    100,000      3,252      1,945    100,000
       5     1,000       5,802      2,959      1,652    100,000      3,575      2,268    100,000      4,299      2,992    100,000

       6     1,000       7,142      3,515      2,353    100,000      4,381      3,218    100,000      5,438      4,276    100,000
       7     1,000       8,549      4,044      3,027    100,000      5,204      4,186    100,000      6,678      5,661    100,000
       8     1,000      10,027      4,548      3,676    100,000      6,046      5,173    100,000      8,030      7,158    100,000
       9     1,000      11,578      5,025      4,590    100,000      6,905      6,470    100,000      9,502      9,067    100,000
      10     1,000      13,207      5,475      5,475    100,000      7,783      7,783    100,000     11,108     11,108    100,000

      11     1,000      14,917      5,895      5,895    100,000      8,677      8,677    100,000     12,858     12,858    100,000
      12     1,000      16,713      6,284      6,284    100,000      9,587      9,587    100,000     14,768     14,768    100,000
      13     1,000      18,599      6,640      6,640    100,000     10,511     10,511    100,000     16,852     16,852    100,000
      14     1,000      20,579      6,963      6,963    100,000     11,449     11,449    100,000     19,130     19,130    100,000
      15     1,000      22,657      7,250      7,250    100,000     12,399     12,399    100,000     21,620     21,620    100,000

      16     1,000      24,840      7,541      7,541    100,000     13,435     13,435    100,000     24,479     24,479    100,000
      17     1,000      27,132      7,791      7,791    100,000     14,487     14,487    100,000     27,627     27,627    100,000
      18     1,000      29,539      7,992      7,992    100,000     15,551     15,551    100,000     31,093     31,093    100,000
      19     1,000      32,066      8,139      8,139    100,000     16,622     16,622    100,000     34,913     34,913    100,000
      20     1,000      34,719      8,226      8,226    100,000     17,696     17,696    100,000     39,126     39,126    100,000

    @ 65     1,000      69,761      2,779      2,779    100,000     27,921     27,921    100,000    129,447    129,447    155,337


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 34.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                               Page 1 of 2
                              STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
FEMALE 35 NEVERSMOKE                                                                                           FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

       THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                         ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED      PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM       ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  YEAR   PAYMENTS      @ 5.0%      @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

       1      1,000      1,050        601          0    100,000        648          0    100,000        694          0    100,000
       2      1,000      2,153      1,333        480    100,000      1,468        614    100,000      1,609        755    100,000
       3      1,000      3,310      2,043        848    100,000      2,314      1,119    100,000      2,607      1,412    100,000
       4      1,000      4,526      2,731      1,536    100,000      3,185      1,990    100,000      3,697      2,501    100,000
       5      1,000      5,802      3,395      2,199    100,000      4,081      2,886    100,000      4,885      3,690    100,000

       6      1,000      7,142      4,034      2,971    100,000      5,002      3,938    100,000      6,182      5,118    100,000
       7      1,000      8,549      4,648      3,715    100,000      5,948      5,015    100,000      7,597      6,664    100,000
       8      1,000     10,027      5,236      4,435    100,000      6,918      6,117    100,000      9,141      8,340    100,000
       9      1,000     11,578      5,799      5,399    100,000      7,916      7,516    100,000     10,830     10,430    100,000
      10      1,000     13,207      6,337      6,337    100,000      8,941      8,941    100,000     12,679     12,679    100,000

      11      1,000     14,917      6,858      6,858    100,000     10,002     10,002    100,000     14,710     14,710    100,000
      12      1,000     16,713      7,360      7,360    100,000     11,101     11,101    100,000     16,943     16,943    100,000
      13      1,000     18,599      7,845      7,845    100,000     12,238     12,238    100,000     19,399     19,399    100,000
      14      1,000     20,579      8,311      8,311    100,000     13,415     13,415    100,000     22,101     22,101    100,000
      15      1,000     22,657      8,759      8,759    100,000     14,634     14,634    100,000     25,077     25,077    100,000

      16      1,000     24,840      9,240      9,240    100,000     15,985     15,985    100,000     28,511     28,511    100,000
      17      1,000     27,132      9,703      9,703    100,000     17,393     17,393    100,000     32,315     32,315    100,000
      18      1,000     29,539     10,149     10,149    100,000     18,859     18,859    100,000     36,531     36,531    100,000
      19      1,000     32,066     10,574     10,574    100,000     20,386     20,386    100,000     41,205     41,205    100,000
      20      1,000     34,719     10,980     10,980    100,000     21,976     21,976    100,000     46,389     46,389    100,000

    @ 65      1,000     69,761     13,738     13,738    100,000     44,634     44,634    100,000    158,002    158,002    189,603


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 39.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                               Page 2 of 2
                              STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
FEMALE 35 NEVERSMOKE                                                                                           FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

       THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                       ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED      PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM       ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  YEAR   PAYMENTS      @ 5.0%      @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

       1      1,000      1,050        533          0    100,000        577          0    100,000        622          0    100,000
       2      1,000      2,153      1,198        344    100,000      1,324        470    100,000      1,456        602    100,000
       3      1,000      3,310      1,841        646    100,000      2,092        897    100,000      2,365      1,169    100,000
       4      1,000      4,526      2,462      1,266    100,000      2,881      1,686    100,000      3,355      2,160    100,000
       5      1,000      5,802      3,059      1,864    100,000      3,691      2,496    100,000      4,433      3,238    100,000

       6      1,000      7,142      3,633      2,569    100,000      4,522      3,458    100,000      5,608      4,544    100,000
       7      1,000      8,549      4,180      3,248    100,000      5,372      4,439    100,000      6,886      5,954    100,000
       8      1,000     10,027      4,702      3,901    100,000      6,241      5,440    100,000      8,280      7,479    100,000
       9      1,000     11,578      5,199      4,800    100,000      7,133      6,733    100,000      9,801      9,401    100,000
      10      1,000     13,207      5,672      5,672    100,000      8,046      8,046    100,000     11,463     11,463    100,000

      11      1,000     14,917      6,120      6,120    100,000      8,983      8,983    100,000     13,281     13,281    100,000
      12      1,000     16,713      6,542      6,542    100,000      9,943      9,943    100,000     15,271     15,271    100,000
      13      1,000     18,599      6,938      6,938    100,000     10,926     10,926    100,000     17,450     17,450    100,000
      14      1,000     20,579      7,307      7,307    100,000     11,932     11,932    100,000     19,837     19,837    100,000
      15      1,000     22,657      7,647      7,647    100,000     12,961     12,961    100,000     22,455     22,455    100,000

      16      1,000     24,840      8,001      8,001    100,000     14,091     14,091    100,000     25,467     25,467    100,000
      17      1,000     27,132      8,325      8,325    100,000     15,252     15,252    100,000     28,792     28,792    100,000
      18      1,000     29,539      8,613      8,613    100,000     16,444     16,444    100,000     32,464     32,464    100,000
      19      1,000     32,066      8,863      8,863    100,000     17,663     17,663    100,000     36,522     36,522    100,000
      20      1,000     34,719      9,073      9,073    100,000     18,912     18,912    100,000     41,011     41,011    100,000

    @ 65      1,000     69,761      8,000      8,000    100,000     34,760     34,760    100,000    137,914    137,914    165,497


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 39.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                               Page 1 of 2
                              STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 35 NEVERSMOKE                                                                                             FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

       THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                         ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED      PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM       ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  YEAR   PAYMENTS      @ 5.0%      @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

       1      1,000      1,050        573          0    100,574        619          0    100,619        664          0    100,664
       2      1,000      2,153      1,277        392    101,278      1,408        523    101,409      1,545        660    101,545
       3      1,000      3,310      1,958        651    101,958      2,220        913    102,220      2,504      1,197    102,504
       4      1,000      4,526      2,615      1,308    102,615      3,053      1,746    103,053      3,547      2,240    103,548
       5      1,000      5,802      3,246      1,939    103,246      3,907      2,600    103,907      4,681      3,374    104,682

       6      1,000      7,142      3,852      2,689    103,852      4,781      3,619    104,782      5,915      4,753    105,916
       7      1,000      8,549      4,429      3,412    104,429      5,674      4,657    105,675      7,255      6,238    107,256
       8      1,000     10,027      4,978      4,106    104,979      6,586      5,714    106,587      8,712      7,840    108,712
       9      1,000     11,578      5,498      5,062    105,498      7,515      7,080    107,516     10,295      9,859    110,295
      10      1,000     13,207      5,987      5,987    105,988      8,462      8,462    108,462     12,016     12,016    112,016

      11      1,000     14,917      6,452      6,452    106,452      9,431      9,431    109,431     13,893     13,893    113,894
      12      1,000     16,713      6,891      6,891    106,892     10,423     10,423    110,424     15,943     15,943    115,944
      13      1,000     18,599      7,306      7,306    107,306     11,439     11,439    111,439     18,182     18,182    118,182
      14      1,000     20,579      7,695      7,695    107,695     12,479     12,479    112,479     20,628     20,628    120,629
      15      1,000     22,657      8,058      8,058    108,058     13,541     13,541    113,542     23,302     23,302    123,302

      16      1,000     24,840      8,442      8,442    108,443     14,710     14,710    114,711     26,371     26,371    126,371
      17      1,000     27,132      8,798      8,798    108,799     15,911     15,911    115,911     29,744     29,744    129,744
      18      1,000     29,539      9,123      9,123    109,124     17,140     17,140    117,141     33,450     33,450    133,451
      19      1,000     32,066      9,415      9,415    109,416     18,398     18,398    118,399     37,524     37,524    137,524
      20      1,000     34,719      9,671      9,671    109,672     19,683     19,683    119,683     42,000     42,000    142,000

    @ 65      1,000     69,761      8,668      8,668    108,669     34,126     34,126    134,127    132,080    132,080    230,080


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                               Page 2 of 2
                              STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 35 NEVERSMOKE                                                                                             FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

       THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                       ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED      PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM       ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  YEAR   PAYMENTS      @ 5.0%      @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

       1      1,000      1,050        511          0    100,511        554          0    100,554        597          0    100,598
       2      1,000      2,153      1,153        267    101,153      1,276        391    101,276      1,404        519    101,405
       3      1,000      3,310      1,772        465    101,773      2,017        710    102,017      2,282        975    102,282
       4      1,000      4,526      2,369      1,062    102,369      2,776      1,469    102,776      3,235      1,928    103,236
       5      1,000      5,802      2,941      1,634    102,942      3,553      2,246    103,553      4,270      2,963    104,271

       6      1,000      7,142      3,488      2,326    103,489      4,346      3,184    104,347      5,394      4,232    105,395
       7      1,000      8,549      4,008      2,990    104,008      5,155      4,137    105,155      6,613      5,596    106,614
       8      1,000     10,027      4,500      3,628    104,501      5,978      5,106    105,979      7,936      7,064    107,937
       9      1,000     11,578      4,963      4,528    104,963      6,815      6,379    106,815      9,371      8,936    109,372
      10      1,000     13,207      5,397      5,397    105,397      7,665      7,665    107,665     10,929     10,929    110,930

      11      1,000     14,917      5,798      5,798    105,798      8,524      8,524    108,525     12,618     12,618    112,619
      12      1,000     16,713      6,165      6,165    106,166      9,392      9,392    109,392     14,450     14,450    114,450
      13      1,000     18,599      6,497      6,497    106,498     10,266     10,266    110,267     16,436     16,436    116,436
      14      1,000     20,579      6,792      6,792    106,793     11,145     11,145    111,146     18,590     18,590    118,591
      15      1,000     22,657      7,048      7,048    107,048     12,025     12,025    112,026     20,926     20,926    120,927

      16      1,000     24,840      7,304      7,304    107,304     12,977     12,977    112,977     23,590     23,590    123,591
      17      1,000     27,132      7,513      7,513    107,513     13,928     13,928    113,929     26,493     26,493    126,494
      18      1,000     29,539      7,668      7,668    107,669     14,872     14,872    114,873     29,654     29,654    129,655
      19      1,000     32,066      7,766      7,766    107,766     15,803     15,803    115,804     33,094     33,094    133,094
      20      1,000     34,719      7,796      7,796    107,797     16,710     16,710    116,711     36,832     36,832    136,833

    @ 65      1,000     69,761      1,487      1,487    101,487     21,851     21,851    121,852    106,404    106,404    206,404


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                               Page 1 of 2
                              STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
FEMALE 35 NEVERSMOKE                                                                                           FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

       THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                         ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED      PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM       ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  YEAR   PAYMENTS      @ 5.0%      @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

       1      1,000      1,050        600          0    100,601        647          0    100,647        693          0    100,693
       2      1,000      2,153      1,330        476    101,331      1,465        611    101,465      1,605        751    101,605
       3      1,000      3,310      2,037        842    102,037      2,307      1,111    102,307      2,599      1,403    102,599
       4      1,000      4,526      2,720      1,525    102,720      3,172      1,977    103,172      3,681      2,486    103,681
       5      1,000      5,802      3,377      2,182    103,378      4,060      2,864    104,060      4,859      3,663    104,859

       6      1,000      7,142      4,009      2,945    104,010      4,970      3,906    104,971      6,141      5,077    106,141
       7      1,000      8,549      4,613      3,681    104,614      5,901      4,969    105,902      7,535      6,602    107,535
       8      1,000     10,027      5,189      4,388    105,190      6,854      6,053    106,854      9,052      8,251    109,052
       9      1,000     11,578      5,739      5,339    105,739      7,828      7,429    107,829     10,705     10,305    110,705
      10      1,000     13,207      6,261      6,261    106,262      8,827      8,827    108,827     12,507     12,507    112,507

      11      1,000     14,917      6,764      6,764    106,764      9,855      9,855    109,856     14,480     14,480    114,480
      12      1,000     16,713      7,247      7,247    107,247     10,915     10,915    110,916     16,641     16,641    116,642
      13      1,000     18,599      7,709      7,709    107,710     12,008     12,008    112,009     19,009     19,009    119,009
      14      1,000     20,579      8,151      8,151    108,152     13,134     13,134    113,134     21,603     21,603    121,603
      15      1,000     22,657      8,574      8,574    108,574     14,294     14,294    114,294     24,447     24,447    124,447

      16      1,000     24,840      9,026      9,026    109,026     15,575     15,575    115,575     27,717     27,717    127,718
      17      1,000     27,132      9,457      9,457    109,458     16,902     16,902    116,902     31,323     31,323    131,324
      18      1,000     29,539      9,868      9,868    109,869     18,275     18,275    118,276     35,299     35,299    135,300
      19      1,000     32,066     10,256     10,256    110,256     19,695     19,695    119,696     39,682     39,682    139,683
      20      1,000     34,719     10,621     10,621    110,622     21,165     21,165    121,165     44,517     44,517    144,518

    @ 65      1,000     69,761     12,646     12,646    112,646     40,675     40,675    140,675    145,172    145,172    245,173


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                               Page 2 of 2
                              STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
FEMALE 35 NEVERSMOKE                                                                                           FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

       THE FLEX EDGE SUCCESS--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                       ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED      PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM       ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  YEAR   PAYMENTS      @ 5.0%      @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

       1      1,000      1,050        532          0    100,533        576          0    100,577        620          0    100,621
       2      1,000      2,153      1,195        341    101,195      1,321        467    101,321      1,452        598    101,453
       3      1,000      3,310      1,834        639    101,835      2,085        889    102,085      2,356      1,161    102,357
       4      1,000      4,526      2,451      1,256    102,451      2,868      1,673    102,869      3,339      2,144    103,340
       5      1,000      5,802      3,042      1,847    103,043      3,670      2,475    103,671      4,407      3,212    104,408

       6      1,000      7,142      3,608      2,545    103,609      4,491      3,427    104,491      5,567      4,503    105,568
       7      1,000      8,549      4,147      3,214    104,147      5,326      4,394    105,327      6,826      5,893    106,826
       8      1,000     10,027      4,657      3,856    104,658      6,179      5,378    106,179      8,193      7,392    108,193
       9      1,000     11,578      5,141      4,741    105,142      7,048      6,648    107,048      9,679      9,279    109,679
      10      1,000     13,207      5,598      5,598    105,599      7,935      7,935    107,936     11,296     11,296    111,297

      11      1,000     14,917      6,029      6,029    106,029      8,840      8,840    108,840     13,057     13,057    113,058
      12      1,000     16,713      6,431      6,431    106,432      9,762      9,762    109,762     14,975     14,975    114,976
      13      1,000     18,599      6,805      6,805    106,806     10,699     10,699    110,700     17,064     17,064    117,065
      14      1,000     20,579      7,148      7,148    107,149     11,651     11,651    111,652     19,339     19,339    119,339
      15      1,000     22,657      7,461      7,461    107,461     12,618     12,618    112,618     21,818     21,818    121,818

      16      1,000     24,840      7,783      7,783    107,783     13,671     13,671    113,672     24,654     24,654    124,654
      17      1,000     27,132      8,070      8,070    108,071     14,743     14,743    114,743     27,761     27,761    127,761
      18      1,000     29,539      8,319      8,319    108,320     15,829     15,829    115,830     31,164     31,164    131,165
      19      1,000     32,066      8,525      8,525    108,525     16,925     16,925    116,926     34,889     34,889    134,890
      20      1,000     34,719      8,686      8,686    108,686     18,030     18,030    118,030     38,970     38,970    138,970

    @ 65      1,000     69,761      6,767      6,767    106,768     29,852     29,852    129,852    120,545    120,545    220,545


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.


This illustration assumes a premium tax of 2.25%.

                                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                               Page 1 of 2
                              STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 35 NEVERSMOKE                                                                                             FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                                  INITIAL ANNUAL PREMIUM: $1,000


                 JOINT EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                            ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED      PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM       ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  YEAR   PAYMENTS      @ 5.0%      @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

       1      1,000      1,050        505          0    100,000        548          0    100,000        592          0    100,000
       2      1,000      2,153      1,138        156    100,000      1,262        280    100,000      1,391        409    100,000
       3      1,000      3,310      1,750        670    100,000      1,995        914    100,000      2,261      1,180    100,000
       4      1,000      4,526      2,338      1,168    100,000      2,746      1,576    100,000      3,206      2,036    100,000
       5      1,000      5,802      2,903      1,698    100,000      3,515      2,310    100,000      4,234      3,029    100,000

       6      1,000      7,142      3,442      2,382    100,000      4,301      3,241    100,000      5,352      4,292    100,000
       7      1,000      8,549      3,956      3,040    100,000      5,105      4,189    100,000      6,569      5,653    100,000
       8      1,000     10,027      4,442      3,746    100,000      5,925      5,229    100,000      7,893      7,197    100,000
       9      1,000     11,578      4,902      4,426    100,000      6,762      6,286    100,000      9,336      8,860    100,000
      10      1,000     13,207      5,333      5,333    100,000      7,615      7,615    100,000     10,910     10,910    100,000

      11      1,000     14,917      5,732      5,732    100,000      8,481      8,481    100,000     12,623     12,623    100,000
      12      1,000     16,713      6,092      6,092    100,000      9,353      9,353    100,000     14,485     14,485    100,000
      13      1,000     18,599      6,410      6,410    100,000     10,229     10,229    100,000     16,510     16,510    100,000
      14      1,000     20,579      6,684      6,684    100,000     11,107     11,107    100,000     18,713     18,713    100,000
      15      1,000     22,657      6,910      6,910    100,000     11,984     11,984    100,000     21,113     21,113    100,000

      16      1,000     24,840      7,088      7,088    100,000     12,857     12,857    100,000     23,731     23,731    100,000
      17      1,000     27,132      7,216      7,216    100,000     13,728     13,728    100,000     26,592     26,592    100,000
      18      1,000     29,539      7,292      7,292    100,000     14,592     14,592    100,000     29,723     29,723    100,000
      19      1,000     32,066      7,311      7,311    100,000     15,446     15,446    100,000     33,153     33,153    100,000
      20      1,000     34,719      7,266      7,266    100,000     16,283     16,283    100,000     36,914     36,914    100,000

    @ 65      1,000     69,761          0          0          0     21,614     21,614    100,000    114,914    114,914    137,898


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 24.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                               Page 2 of 2
                              STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 35 NEVERSMOKE                                                                                             FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                                  INITIAL ANNUAL PREMIUM: $1,000


                 JOINT EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                           ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED      PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM       ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  YEAR   PAYMENTS      @ 5.0%      @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

       1      1,000      1,050        387          0    100,000        427          0    100,000        467          0    100,000
       2      1,000      2,153        900          0    100,000      1,009         27    100,000      1,123        141    100,000
       3      1,000      3,310      1,385        304    100,000      1,596        515    100,000      1,826        745    100,000
       4      1,000      4,526      1,839        669    100,000      2,185      1,015    100,000      2,577      1,407    100,000
       5      1,000      5,802      2,260      1,055    100,000      2,773      1,568    100,000      3,380      2,175    100,000

       6      1,000      7,142      2,646      1,585    100,000      3,359      2,298    100,000      4,237      3,176    100,000
       7      1,000      8,549      2,992      2,076    100,000      3,936      3,020    100,000      5,148      4,232    100,000
       8      1,000     10,027      3,299      2,603    100,000      4,505      3,809    100,000      6,121      5,425    100,000
       9      1,000     11,578      3,566      3,089    100,000      5,064      4,587    100,000      7,160      6,684    100,000
      10      1,000     13,207      3,792      3,792    100,000      5,611      5,611    100,000      8,272      8,272    100,000

      11      1,000     14,917      3,973      3,973    100,000      6,142      6,142    100,000      9,462      9,462    100,000
      12      1,000     16,713      4,108      4,108    100,000      6,653      6,653    100,000     10,737     10,737    100,000
      13      1,000     18,599      4,193      4,193    100,000      7,142      7,142    100,000     12,102     12,102    100,000
      14      1,000     20,579      4,226      4,226    100,000      7,602      7,602    100,000     13,566     13,566    100,000
      15      1,000     22,657      4,201      4,201    100,000      8,030      8,030    100,000     15,137     15,137    100,000

      16      1,000     24,840      4,114      4,114    100,000      8,417      8,417    100,000     16,823     16,823    100,000
      17      1,000     27,132      3,957      3,957    100,000      8,754      8,754    100,000     18,632     18,632    100,000
      18      1,000     29,539      3,720      3,720    100,000      9,029      9,029    100,000     20,571     20,571    100,000
      19      1,000     32,066      3,392      3,392    100,000      9,228      9,228    100,000     22,649     22,649    100,000
      20      1,000     34,719      2,962      2,962    100,000      9,338      9,338    100,000     24,877     24,877    100,000

    @ 65      1,000     69,761          0          0          0          0          0          0     66,430     66,430    100,000


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 24.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                               Page 1 of 2
                              STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 35 NEVERSMOKE                                                                                             FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                                  INITIAL ANNUAL PREMIUM: $1,000


                 JOINT EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                            ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED      PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM       ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  YEAR   PAYMENTS      @ 5.0%      @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

       1      1,000      1,050        503          0    100,503        546          0    100,547        590          0    100,590
       2      1,000      2,153      1,133        151    101,134      1,256        274    101,257      1,385        403    101,385
       3      1,000      3,310      1,739        659    101,740      1,982        902    101,983      2,247      1,166    102,247
       4      1,000      4,526      2,321      1,151    102,321      2,725      1,554    102,725      3,181      2,011    103,181
       5      1,000      5,802      2,876      1,671    102,876      3,481      2,276    103,482      4,193      2,988    104,193

       6      1,000      7,142      3,404      2,343    103,404      4,251      3,191    104,252      5,288      4,228    105,288
       7      1,000      8,549      3,904      2,988    103,904      5,035      4,119    105,035      6,475      5,559    106,476
       8      1,000     10,027      4,374      3,678    104,374      5,829      5,133    105,829      7,759      7,063    107,760
       9      1,000     11,578      4,815      4,339    104,816      6,635      6,159    106,636      9,152      8,676    109,153
      10      1,000     13,207      5,225      5,225    105,225      7,451      7,451    107,451     10,661     10,661    110,661

      11      1,000     14,917      5,600      5,600    105,600      8,272      8,272    108,272     12,293     12,293    112,293
      12      1,000     16,713      5,931      5,931    105,932      9,089      9,089    109,090     14,051     14,051    114,051
      13      1,000     18,599      6,218      6,218    106,218      9,900      9,900    109,900     15,945     15,945    115,945
      14      1,000     20,579      6,456      6,456    106,457     10,700     10,700    110,701     17,985     17,985    117,985
      15      1,000     22,657      6,643      6,643    106,644     11,485     11,485    111,486     20,181     20,181    120,181

      16      1,000     24,840      6,776      6,776    106,777     12,251     12,251    112,251     22,546     22,546    122,546
      17      1,000     27,132      6,857      6,857    106,857     12,996     12,996    112,997     25,096     25,096    125,097
      18      1,000     29,539      6,881      6,881    106,881     13,716     13,716    113,716     27,846     27,846    127,846
      19      1,000     32,066      6,843      6,843    106,843     14,402     14,402    114,403     30,808     30,808    130,809
      20      1,000     34,719      6,738      6,738    106,738     15,047     15,047    115,047     33,998     33,998    133,999

    @ 65      1,000     69,761          0          0          0     15,317     15,317    116,135     88,515     88,515    181,675


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 24.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                               Page 2 of 2
                              STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK
MALE 35 NEVERSMOKE                                                                                             FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                                                                                  INITIAL ANNUAL PREMIUM: $1,000


                 JOINT EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                           ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED      PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM       ACCUM.     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  YEAR   PAYMENTS      @ 5.0%      @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

       1      1,000      1,050        385          0    100,385        425          0    100,425        465          0    100,465
       2      1,000      2,153        895          0    100,895      1,003         21    101,003      1,116        134    101,117
       3      1,000      3,310      1,373        293    101,374      1,583        502    101,583      1,811        731    101,811
       4      1,000      4,526      1,820        650    101,821      2,162        992    102,163      2,550      1,380    102,551
       5      1,000      5,802      2,231      1,026    102,231      2,737      1,532    102,738      3,335      2,130    103,336

       6      1,000      7,142      2,605      1,544    102,605      3,306      2,245    103,306      4,168      3,107    104,168
       7      1,000      8,549      2,937      2,021    102,937      3,861      2,945    103,861      5,047      4,131    105,047
       8      1,000     10,027      3,227      2,531    103,227      4,403      3,707    104,403      5,977      5,281    105,978
       9      1,000     11,578      3,473      2,997    103,474      4,927      4,451    104,928      6,961      6,484    106,961
      10      1,000     13,207      3,677      3,677    103,677      5,434      5,434    105,434      8,002      8,002    108,003

      11      1,000     14,917      3,833      3,833    103,834      5,917      5,917    105,917      9,103      9,103    109,104
      12      1,000     16,713      3,940      3,940    103,941      6,372      6,372    106,372     10,266     10,266    110,267
      13      1,000     18,599      3,996      3,996    103,996      6,794      6,794    106,794     11,493     11,493    111,494
      14      1,000     20,579      3,995      3,995    103,996      7,177      7,177    107,178     12,787     12,787    112,787
      15      1,000     22,657      3,936      3,936    103,936      7,516      7,516    107,516     14,148     14,148    114,148

      16      1,000     24,840      3,812      3,812    103,813      7,801      7,801    107,802     15,578     15,578    115,578
      17      1,000     27,132      3,617      3,617    103,618      8,022      8,022    108,023     17,073     17,073    117,074
      18      1,000     29,539      3,341      3,341    103,341      8,165      8,165    108,166     18,630     18,630    118,631
      19      1,000     32,066      2,973      2,973    102,974      8,214      8,214    108,215     20,242     20,242    120,242
      20      1,000     34,719      2,505      2,505    102,506      8,155      8,155    108,156     21,903     21,903    121,904

    @ 65      1,000     69,761          0          0          0          0          0          0     40,851     40,851    139,495


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 24.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                                                                     [VERSION B]


                                                         FLEX EDGE[service mark]


                                                         VARIABLE UNIVERSAL LIFE
                                                                INSURANCE POLICY

                                                                       Issued by

                                                               PHOENIX HOME LIFE
                                                        MUTUAL INSURANCE COMPANY

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171

PROSPECTUS                                                          MAY 1, 1999


                                                  AS SUPPLEMENTED JULY 15, 1999


This Prospectus describes a flexible premium variable universal life insurance policy. The Policy provides lifetime insurance protection.

The Policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of Policy Values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


This Prospectus is valid only if accompanied or preceded by current prospectuses for the Funds. You should read and keep these prospectuses for future reference.


THE PHOENIX EDGE SERIES FUND
----------------------------
    MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.

    [diamond]    Phoenix Research Enhanced Index Series
    [diamond]    Phoenix-Aberdeen International Series
    [diamond]    Phoenix-Engemann Nifty Fifty Series
    [diamond]    Phoenix-Goodwin Balanced Series
    [diamond]    Phoenix-Goodwin Growth Series
    [diamond]    Phoenix-Goodwin Money Market Series
    [diamond]    Phoenix-Goodwin Multi-Sector Fixed Income Series
    [diamond]    Phoenix-Goodwin Strategic Allocation Series
    [diamond]    Phoenix-Goodwin Strategic Theme Series
    [diamond]    Phoenix-Hollister Value Equity Series
    [diamond]    Phoenix-Oakhurst Growth and Income Series
    [diamond]    Phoenix-Schafer Mid-Cap Value Series
    [diamond]    Phoenix-Seneca Mid-Cap Growth Series


    MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC

    [diamond]    Phoenix-Aberdeen New Asia Series


    MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.

    [diamond]    Phoenix-Duff & Phelps Real Estate Securities Series

BT INSURANCE FUNDS TRUST
------------------------
    MANAGED BY BANKERS TRUST COMPANY
    [diamond]    EAFE[registered trademark] Equity Index Fund

FEDERATED INSURANCE SERIES
--------------------------
    MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
    [diamond]    Federated Fund for U.S. Government Securities II
    [diamond]    Federated High Income Bond Fund II


TEMPLETON VARIABLE PRODUCTS SERIES FUND
---------------------------------------
    MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.

    [diamond]    Templeton Asset Allocation Fund -- Class 2
    [diamond]    Templeton International Fund -- Class 2
    [diamond]    Templeton Stock Fund -- Class 2


     MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.

    [diamond]    Templeton Developing Markets Fund -- Class 2


    MANAGED BY FRANKLIN MUTUAL ADVISERS, LLC

    [diamond]    Mutual Shares Investments Fund -- Class 2


WANGER ADVISORS TRUST
---------------------
    MANAGED BY WANGER ASSET MANAGEMENT, L.P.
    [diamond]    Wanger Foreign Forty
    [diamond]    Wanger International Small Cap
    [diamond]    Wanger Twenty
    [diamond]    Wanger U.S. Small Cap

    It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed Policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any taxes.

                            TABLE OF CONTENTS

Heading                                                 Page
------------------------------------------------------------
SPECIAL TERMS .........................................    3
SUMMARY ...............................................    5
PERFORMANCE HISTORY....................................    6
PHOENIX AND THE VUL ACCOUNT............................    6
   Phoenix ............................................    6
   The VUL Account ....................................    6
   The GIA ............................................    6
THE POLICY ............................................    7
   Introduction .......................................    7
   Eligible Purchasers ................................    7
   Flexible Premiums ..................................    7
   Allocation of Issue Premium ........................    8
   Right to Cancel Period .............................    8
   Temporary Insurance Coverage .......................    8
   Transfer of Policy Value ...........................    8
     Systematic Transfer Program.......................    8
     Nonsystematic Transfers ..........................    9

   Determination of Subaccount Values .................   10

   Death Benefit ......................................   10
   Surrenders .........................................   11
   Policy Loans .......................................   11
   Lapse ..............................................   12

   Payment of Premiums During Period of Disability ....   12
   Additional Insurance Options .......................   12

   Additional Rider Benefits ..........................   13
INVESTMENTS OF THE VUL ACCOUNT ........................   14
   Participating Investment Funds......................   14
   Investment Advisers.................................   16

   Services of the Advisers ...........................   16
   Reinvestment and Redemption ........................   16
   Substitution of Investments ........................   17

CHARGES AND DEDUCTIONS ................................   17
   General.............................................   17
   Charges Deducted Once ..............................   17

     Premium Tax Charge ...............................   17
     Federal Tax Charge................................   17

   Periodic Charges....................................   17
   Conditional Charges.................................   18
   Investment Management Charge........................   19
   Other Taxes ........................................   19
GENERAL PROVISIONS ....................................   19
   Postponement of Payments ...........................   19

   Payment by Check ...................................   19
   The Contract .......................................   19

   Suicide ............................................   20
   Incontestability ...................................   20
   Change of Owner or Beneficiary .....................   20
   Assignment .........................................   20
   Misstatement of Age or Sex .........................   20
   Surplus.............................................   20
PAYMENT OF PROCEEDS ...................................   20
   Surrender and Death Benefit Proceeds ...............   20
   Payment Options ....................................   20
FEDERAL TAX CONSIDERATIONS ............................   21
   Introduction .......................................   21
   Phoenix's Tax Status ...............................   21
   Policy Benefits ....................................   22
   Business-Owned Policies.............................   22
   Modified Endowment Contracts .......................   22
   Limitations on Unreasonable Mortality
     and Expense Charges ..............................   23

   Qualified Plans ....................................   23
   Diversification Standards ..........................   23

   Change of Ownership or Insured or Assignment .......   24
   Other Taxes ........................................   24
VOTING RIGHTS .........................................   24
   Phoenix.............................................   25
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX .......   25
SAFEKEEPING OF THE VUL ACCOUNT's Assets ...............   26
SALES OF POLICIES .....................................   26
STATE REGULATION ......................................   26

REPORTS ...............................................   26
LEGAL PROCEEDINGS .....................................   26
LEGAL MATTERS .........................................   26

REGISTRATION STATEMENT ................................   27
YEAR 2000 ISSUE........................................   27
FINANCIAL STATEMENTS ..................................   27
APPENDIX A ............................................   82
APPENDIX B ............................................   86
APPENDIX C.............................................   87



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS
-------------------------------------------------------------------------
    The following is a list of terms and their meanings when used in this prospectus.

ATTAINED AGE: The age of the Insured on the birthday nearest the most recent Policy Anniversary.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH SURRENDER VALUE: The Policy Value less any surrender charge that would apply on the date of surrender and less any Debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the Policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a Policy, plus accrued interest.


FUNDS: The Phoenix Edge Series Fund, BT Insurance Funds Trust, Federated Insurance Series, Templeton Variable Products Series Fund and Wanger Advisors Trust.


GENERAL ACCOUNT: The general asset account of Phoenix.

GIA (GUARANTEED INTEREST ACCOUNT): An investment option under which premium payment amounts are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a Policy is in effect and the Insured's life remains insured.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

INSURED: The person upon whose life the Policy is issued.

ISSUE PREMIUM: The premium payment made in connection with issuing the Policy.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the Policy. An increase or decrease in the face amount of the Policy will change the Minimum Required Premium amount.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net Asset Value is computed by adding the value of a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The Valuation Date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PHOENIX (COMPANY, OUR, US, WE): Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

PLANNED ANNUAL PREMIUM: The premium amount that the Policyowner agrees to pay each Policy Year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the Policy Date.

POLICY DATE: The Policy Date as shown on the Schedule Page of the Policy. It is the date from which we measure Policy Years and Policy Anniversaries.

POLICY MONTH: The period from one Monthly Calculation Day up to, but not including, the next Monthly Calculation Day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a Policy.

POLICY VALUE: The sum of a Policy's share in the values of each Subaccount of the VUL Account plus the Policy's share in the values of the GIA.

POLICY YEAR: The first Policy Year is the 1-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the 1-year period from the Policy Anniversary up to, but not including, the next Policy Anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing or decreasing a Policy's share in the value of the affected Subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within the VUL Account to which nonloaned assets under a Policy are allocated.

UNIT: A standard of measurement used to set the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of a Fund.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VPMO: Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO: Variable Products Operations.

VUL ACCOUNT (ACCOUNT): Phoenix Home Life Variable Universal Life Account, a separate account of the company.

SUMMARY
-------------------------------------------------------------------------
    This is a summary of the Policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire Prospectus before making any decision.


INVESTMENT FEATURES

FLEXIBLE PREMIUMS
The only premiums you have to pay are the Issue Premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the Subaccounts of the VUL Account and/or the GIA as you will have instructed us.

    You may make transfers into the GIA and among the Subaccounts at anytime. Transfers from the GIA are subject to the rules discussed in "Appendix B" and under "Transfer of Policy value."

    The Policy value varies with the investment performance of the Funds and is not guaranteed.

    The Policy value allocated to the GIA will depend on deductions taken from the GIA to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond]  Generally, you may take loans against 90% of the Policy's cash surrender value subject to certain conditions. See "Policy Loans."

[diamond]  You may partially surrender any part of the policy anytime. A partial surrender fee of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."

[diamond]  You may fully surrender this Policy anytime for its cash surrender value. A surrender charge may be imposed. See "Surrenders."


INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond]  Both a fixed and variable benefit is available under the Policy.
           [bullet] The fixed benefit is equal to the Policy's face amount
                    (Option 1)
           [bullet] The variable benefit equals the face amount plus the Policy value (Option 2)

[diamond]  After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $250,000.

[diamond]  The death benefit is payable when the insured dies. See "Death
           Benefit."

DEATH BENEFIT GUARANTEE
    You may elect a guaranteed death benefit. The guaranteed death benefit is equal to the initial face amount or the face amount as later changed by increases or decreases regardless of investment performance. The death benefit guarantee may not be available in some states.

ADDITIONAL BENEFITS
    The following additional benefits are available by rider:

[diamond]  Disability Waiver of Specified Premium

[diamond]  Accidental Death Benefit

[diamond]  Death Benefit Protection

[diamond]  Face Amount of Insurance Increase

[diamond]  Whole life Exchange Option

[diamond]  Purchase Protection Plan

[diamond]  Living Benefits

    Availability of these Riders depends upon state approval and may involve an extra cost.


DEDUCTIONS AND CHARGES

FROM PREMIUM PAYMENTS
[diamond]  Taxes
    [bullet]   State Premium Tax Charge--Varies by State
    [bullet]   Federal Tax Charge--Currently not applicable

    See "Charges and Deductions" for a detailed discussion.

FROM POLICY VALUE
[diamond]  Issue Expense Charge--$150. Deducted in the first Policy year only and payable in 12 monthly installments.


[diamond]  Administrative Charge--The Administrative Charge is currently set at
           $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.


[diamond]  Cost of Insurance--Amount deducted monthly. Cost of insurance rates apply to the Policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the Insureds.

[diamond]  Surrender Charge--Deducted if the Policy is surrendered within the first 10 Policy years. See "Surrender Charge."

[diamond]  Partial Surrender Fee--Deducted to recover costs of processing request. The fee is equal to 2% of withdrawal, but not more than $25.

[diamond]  Partial Surrender Charge--Deducted for partial surrenders and decrease in face amount.

FROM THE VUL ACCOUNT
    Mortality and Expense Risk Charge--.80% annually

FROM THE FUND
    The assets of the VUL Account are used to purchase, at Net Asset Value, shares of your selected underlying Funds. The Net Asset Value reflects investment management fees and other direct expenses of the Fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.


ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond]  within 10 days after you receive the Policy, or

[diamond]  within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond]  within 45 days of completing the application; whichever is latest.

    See "Right to Cancel Period."

RISK OF LAPSE
    The Policy will remain in force as long as the cash surrender value is enough to pay the necessary monthly charges incurred under the Policy. When the cash surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity (a "grace period") to keep the Policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the VUL Account or the GIA are not subject to income tax until there is a distribution from the Policy. Loans, partial surrenders or Policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The Policy is subject to laws and regulations in every state where the Policy is sold. Therefore, the terms of the Policy may vary from state to state.


PERFORMANCE HISTORY
-------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix A" for more information.


PHOENIX AND THE VUL ACCOUNT
-------------------------------------------------------------------------
PHOENIX
    We are a mutual life insurance company originally chartered in Connecticut in 1851 and redomiciled to New York in 1992. Our executive office is at One American Row, Hartford, Connecticut 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell insurance policies and annuity contracts through our own field force of full-time agents and through brokers.


THE VUL ACCOUNT
    The VUL Account is a separate account of Phoenix formed on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and it meets the definition of a "separate account" under that Act. Such registration does not involve supervision of the management of the VUL Account or Phoenix by the SEC.

    The VUL Account is divided into Subaccounts each of which is available for allocation of policy value. Each Subaccount will invest solely in shares of a specified series of a mutual fund. In the future, we may establish additional Subaccounts which will be made available to existing Policyowners to the extent and on a basis decided by us. See "Investments of the VUL Account--Participating Investment Funds."

    We do not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall policy value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is part of the general business of Phoenix, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business we may conduct do not affect the VUL Account. Under New York law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the Policy are general corporate obligations of Phoenix.


THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix reserves the right to limit total deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. Phoenix will credit interest daily on the amounts allocated under the Policy to the GIA. The credited rate will be the same for all monies deposited at the same time. The loaned portion of the GIA will be credited interest at an effective annual fixed rate of 2%. Interest on the unloaned portion of the GIA will be credited at an effective annual rate of not less than 4%.

    On the last working day of the calendar week, we set the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon the end of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate then being applied to new deposits to the GIA. This rate will remain in effect for a guaranteed period of one full year from the date the new rate is applied.

    In general, you can make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the Policy value in the GIA as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the GIA. Also, the total Policy value allocated to the GIA may be transferred out of the GIA to one or more of the Subaccounts of the VUL Account over a consecutive four-year period according to the following schedule:

[diamond]  Year One:     25% of the total value

[diamond]  Year Two:     33% of remaining value

[diamond]  Year Three:   50% of remaining value

[diamond]  Year Four:   100% of remaining value

    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix B" and "Transfer of Policy Value--Systematic Transfer Program."


THE POLICY
-------------------------------------------------------------------------
INTRODUCTION
    The Policy is a flexible premium variable universal life insurance policy. The Policy has a death benefit, cash surrender value and loan privilege as does a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several Subaccounts of the VUL Account or the GIA. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Fund. The Policy value varies according to the investment performance of the Series to which premiums have been allocated.


ELIGIBLE PURCHASERS
    Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing suitable evidence of insurability. You can purchase a Policy to insure the life of another person provided that you have an insurable interest in that life and the prospective Insured consents.


FLEXIBLE PREMIUMS
    The Issue Premium required depends on a number of factors, such as:

[diamond]  age;

[diamond]  sex;

[diamond]  rate class of proposed insured;

[diamond]  desired face amount;

[diamond]  supplemental benefit; and

[diamond]  planned premiums

    The minimum Issue Premium for a Policy is generally 1/6 of the Planned Annual Premium. The Issue Premium is due on the Policy Date. The Insured must be alive when the Issue Premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the Schedule Page of the Policy. The Issue Premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by the applicable premium tax charge. The Issue Premium also will be reduced by the $150 issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

    Premium payments received during a grace period, after deduction of state premium tax charges and any sales charge, will be first used to cover any monthly deductions during the grace period. Any balance will be applied on the Payment Date to the various Subaccounts of the VUL Account or to the GIA, based on the premium allocation schedule elected in the application for the Policy or by your most recent instructions. See "Nonsystematic Transfers."

    The number of units credited to a Subaccount of the VUL Account will be determined by dividing the portion of the net premium applied to that Subaccount by the unit value of the Subaccount on the Payment Date.

    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the Policy.

    You also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force.

    The Policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the Policy. If the total premium limit is exceeded, the Policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the Policy year in which the limit was exceeded. The Policy value then will be adjusted to reflect the refund. To pay such refund, amounts taken from each Subaccount or the GIA will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

    You may authorize your bank to draw $25 or more from your personal checking account to be allocated among the available Subaccounts or the GIA. Your monthly payment will be invested according to your most recent instructions on file at VPO.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).


ALLOCATION OF ISSUE PREMIUM
    We will generally allocate the Issue Premium less applicable charges to the VUL Account or to the GIA upon receipt of a completed application, in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the VUL Account, and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.

RIGHT TO CANCEL PERIOD
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond]  by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond]  within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond]  within 45 days after completing the application,

whichever occurs latest (the "Right to Cancel Period").

    We treat a returned Policy as if we never issued it and, except for Policies issued without a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned Policy: (1) the current Policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the Policy. For Policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the Policy. If we decline to issue the Policy, we will refund to you the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.


TEMPORARY INSURANCE COVERAGE
    On the date the application for a Policy is signed and submitted with the issue premium, we issue a Temporary Insurance Receipt. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.


TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
    You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred ("Sending Subaccount") and if the value in that Subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to more than one Subaccount ("Receiving Subaccounts"). Under the Systematic Transfer Program, Policyowners may make more than one transfer per Policy year from the GIA. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VPO at 800/541-0171 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be made on the basis of the GIA and Subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
    Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a Policy Year.

     We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond]  the entire balance in the Subaccount or the GIA is being transferred;
           or

[diamond]  the transfer is part of the Systematic Transfer Program.

    We also reserve the right to prohibit a transfer to any Subaccount of the VUL Account if the value of your investment in that Subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a Subaccount or the GIA be transferred if the value of your investment in that Subaccount would, immediately after the transfer, be less than $500.

    You may make only one transfer per Policy year from the unloaned portion of the GIA unless (1) the transfer(s) are made as part of a Systematic Transfer Program, or (2) we agree to make an exception to this rule. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the GIA at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the GIA out of the GIA to one or more of the Subaccounts over a consecutive four-year period according to the following schedule:

[diamond]  Year One:     25% of the total value

[diamond]  Year Two:     33% of the remaining value

[diamond]  Year Three:   50% of the remaining value

[diamond]  Year Four:    100% of the remaining value

    A nonsystematic transfer from the unloaned portion of the GIA will be processed on the day such request is received by VPMO.

    Transfers into the GIA and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in to a total of 18 at any one time or over the life of the Policy. We may limit you to less than 18 if we are required to do so by any federal or state law.

    Because excessive exchanges between Subaccounts can hurt Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple Policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Right to Cancel Period.


DETERMINATION OF SUBACCOUNT VALUES
    We establish the unit value of each Subaccount of the VUL Account on the first valuation date of that Subaccount. The unit value of a Subaccount on any other valuation date is determined by multiplying the unit value of that Subaccount on the just prior valuation date by the Net Investment Factor for that Subaccount for the then current valuation period. The unit value of each Subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each Subaccount on a valuation date is determined at the end of that day.

    The Net Investment Factor for each Subaccount is determined by the investment performance of the assets held by the Subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is determined by the formula:

    (A) + (B) - (D) where:
    --------
       (C)

(A) The value of the assets in the Subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) The amount of any dividend (or, if applicable, any capital gain distribution) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current valuation period.

(C) The value of the assets in the Subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) The sum of the following daily charges multiplied by the number of days in the current valuation period:

      1.  the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.


DEATH BENEFIT

GENERAL
    The death benefit under Option 1 equals the Policy's Face Amount on the date of the death of the Insured or, if greater, the minimum death benefit on the date of death.

    Under Option 2, the death benefit equals the Policy's face amount on the date of the death of the Insured, plus the Policy value or, if greater, the minimum death benefit on that date.


    Under either Option, the minimum death benefit is the policy value on the date of death of the Insured increased by a percentage determined from a table contained in the Policy. This percentage will be based on the Insured's attained age at the beginning of the Policy year in which the death occurs. If no option is elected, Option 1 will apply.


GUARANTEED DEATH BENEFIT OPTION
    A guaranteed death benefit rider is available. Under this Policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the Policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.

LIVING BENEFITS OPTION
    In the event of a terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000.


REQUESTS FOR INCREASE IN FACE AMOUNT
    The charge for the increase is $3.00 per $1,000 of face amount increase requested subject to a maximum of $150.


PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
    A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from Policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a Policy would be reduced on the next Monthly Calculation Day. If the change is a partial surrender, the death benefit under a Policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first Policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request.

A partial surrender charge will be deducted from the Policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the Policy before the decrease).


SURRENDERS

GENERAL
    At any time during the lifetime of the Insured and while the Policy is in force, you may partially or fully surrender the Policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the Policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

    Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

FULL SURRENDERS
    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional
Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the Policy by requesting payment of the Policy's cash surrender value. It is possible to do this at any time during the lifetime of the Insured, while the Policy is in force, with a written request to VPMO. We may require the return of the Policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the Policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the Policy value in any Subaccount or in the GIA is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that Subaccount or the GIA.

    Upon a partial surrender, the Policy value will be reduced by the sum of the following:

[diamond]  The partial surrender amount paid--this amount comes from a reduction in the Policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

[diamond]  The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

[diamond]  A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy value). This amount is assessed against the Subaccount or the GIA in the same manner as provided for the partial surrender amount paid.

    The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the Policy will be reduced by the same amount as the Policy value is reduced as described above.


POLICY LOANS
    Generally, while the Policy is in force, a loan may be taken against the Policy up to the available loan value. The loan value on any day is 90% of the Policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the Policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 6%, compounded daily and payable in arrears. At the end of each Policy year and at the time of any debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

    Debt may be repaid at any time during the lifetime of the Insured while the Policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the GIA. The unloaned portion of the GIA will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the Subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    Payments received by us for the Policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the Insured while the Policy is in force.

    Failure to repay a policy loan or to pay loan interest will not terminate the Policy unless the Policy value becomes insufficient to maintain the Policy in force.

    The proceeds of Policy loans may be subject to federal income tax. See "Federal Tax Considerations."

    In the future, we may not allow Policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:

    Policy Years 1-10 (or Insured's age 65 if earlier): 8%
    Policy Years 11 and thereafter:                     7%

    At the end of each Policy Year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your Subaccounts and the unloaned portion of the GIA to the loaned portion of the GIA.

    A Policy loan, whether or not repaid, has a permanent effect on the Policy value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than 6% per annum, which is the annual interest rate for Funds held in the loaned portion of the GIA, the Policy value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than 6% per annum, the Policy value is greater than it would have been had no loan been made. A Policy loan, whether or not repaid, also has a similar effect on the Policy's death benefit due to any resulting differences in cash surrender value.


LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy in force to its maturity date.


    If on any monthly calculation day during the first 3 Policy years, the Policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any monthly calculation day during any subsequent Policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. However, during the first five Policy years or until the cash surrender value becomes positive for the first time, the Policy will not lapse as long as all premiums planned at issue have been paid.


    During the grace period, the Policy will continue in force but Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the Policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts or to the GIA according to the then current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Subaccounts or the GIA, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY
    You may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force. The terms of this rider may vary by state.


ADDITIONAL INSURANCE OPTIONS
    While the Policy is in force and the Insured is insurable, the Policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the Policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification. However, if elected on the application, the Policyowner may, at predetermined future dates, purchase additional insurance protection on the same Insured without evidence of insurability. See "Additional Rider Benefits--Purchase Protection Plan Rider."

    In addition, once each Policy year you may request an increase in face amount. This request should be made within 90 days prior to the Policy anniversary and is subject to an issue expense charge of $3 per $1,000 of increase in face amount, up to a maximum of $150, and to our receipt of adequate insurability evidence. A right to cancel period as described in "The Policy" section of this prospectus applies to each increase in face amount.


ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a Policy, and you may cancel these benefits at any time. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the Policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the Policy (if approved in your state).

[diamond]  DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the Insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the Policy anniversary nearest the Insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. The terms may vary by state.

[diamond]  ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid
           [bullet] if the Insured dies from bodily injury that results from an accident;
           [bullet] if the Insured dies no later than 90 days after injury; and [bullet] before the Policy anniversary nearest the Insured's 75th birthday.

[diamond]  DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured must be
           20. Three death benefit guarantee periods are available in all states except New York. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

              Expiry Date of Death Benefit Guaranteed, the
    Level     later of:

       1      The Policy Anniversary nearest the Insured's
              70th birthday or the 7th Policy Year

       2      The Policy Anniversary nearest the Insured's
              80th birthday or the 10th Policy Year

       3      The Policy Anniversary nearest the Insured's 95th birthday.

    Level 1 or 2 guarantees may be extended provided that the Policy's cash surrender value is sufficient and you pay the new Minimum Required Premium.

[diamond]  FACE AMOUNT OF INSURANCE INCREASE RIDER. Under the terms of this rider, any time after the first Policy anniversary, you may request an increase in the face amount of insurance provided under the Policy. Requests for face amount increases must be made In Writing, and Phoenix requires additional evidence of insurability. The effective date of the increase will generally be the Policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the Insured's age 75. The charge for the increase is $3 per thousand of face amount increase requested subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increases. Phoenix will deduct any charges associated with the increase (the increases in cost of insurance charges), from the Policy value, whether or not the Policyowner pays an additional premium in connection with the increase. The surrender charge applicable to the Policy also will increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Right to Cancel Period (see "The Policy--Right to Cancel Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the Policy resulting from the increase, see "Material Change Rules." There is no charge for this rider.

[diamond]  WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits the Policyowner to exchange the Policy for a fixed benefit whole life policy at the later of age 65 or Policy Year 15. There is no charge for this rider.

[diamond]  PURCHASE PROTECTION PLAN RIDER. Under this rider a Policyowner may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond]  LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.


INVESTMENTS OF THE VUL ACCOUNT
-------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND

    Certain Subaccounts invest in corresponding Series of The Phoenix Edge Series Fund. The following Series are currently available:


    PHOENIX RESEARCH ENHANCED INDEX SERIES: The investment objective of the Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The Series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the Series is to seek a high total return consistent with reasonable risk. The Series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The Phoenix-Aberdeen International Series provides a means for investors to invest a portion of their assets outside the United States.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the Series is to seek long-term capital appreciation. The Series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the Series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the Series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the Series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    PHOENIX-GOODWIN BALANCED SERIES: The investment objective of the Series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Goodwin Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    PHOENIX-GOODWIN GROWTH SERIES: The investment objective of the Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Goodwin Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the Series is to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the Series is to seek long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-GOODWIN STRATEGIC ALLOCATION SERIES: The investment objective of the Series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Goodwin Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Adviser's appraisal of investments most likely to achieve the highest total return.

    PHOENIX-GOODWIN STRATEGIC THEME SERIES: The investment objective of the Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Goodwin Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the Series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the Series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the Series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Value Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the Series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.


BT INSURANCE FUNDS TRUST
    A certain Subaccount invests in a corresponding Series of the BT Insurance Funds Trust. The following Series is currently available:

    EAFE[registered trademark] EQUITY INDEX FUND: The Series seeks to match the performance of the Morgan Stanley Capital International EAFE[registered trademark] Index ("EAFE[registered trademark] Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East. The Series invests in a statistically selected sample of the securities found in the EAFE[registered trademark] Index.

FEDERATED INSURANCE SERIES
    Certain Subaccounts invest in corresponding Series of the Federated Insurance Series. The following Series are currently available:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the Series is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the Series is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Certain Subaccounts invest in Class 2 Shares of a corresponding Series of the Templeton Variable Products Series Fund. The following Series are currently available:

    MUTUAL SHARES INVESTMENTS FUND: The primary investment objective of the Series is capital appreciation with income as a secondary objective. The Mutual Shares Investments Series invests in domestic equity securities that the manager believes are significantly undervalued.

    TEMPLETON ASSET ALLOCATION FUND: The investment objective of the Series is a high level of total return. The Templeton Asset Allocation Series invests in stocks of companies of any nation, bonds of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

    TEMPLETON DEVELOPING MARKETS FUND: The investment objective of the Series is long-term capital appreciation. The Templeton Developing Markets Series invests primarily in emerging market equity.

    TEMPLETON INTERNATIONAL FUND: The investment objective of the Series is long-term capital. The Templeton International Series invests primarily in stocks of companies located outside the United States, including emerging markets. Any income realized will be incidental. It also may invest in debt securities of governments and companies located anywhere in the world.

    TEMPLETON STOCK FUND: The investment objective of the Series is long-term capital growth. The Templeton Stock Series invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.


WANGER ADVISORS TRUST

    Certain Subaccounts invest in corresponding Series of the Wanger Advisors Trust. The following Series are currently available:

    WANGER FOREIGN FORTY: The investment objective of the Series is to seek long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the Series is to seek long-term capital growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY: The investment objective of the Series is to seek long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP: The investment objective of the Series is to seek long-term capital growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each Series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any Series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of the Funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund(s) simultaneously. Although neither Phoenix nor the Fund(s) trustees currently foresee any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from:

[diamond]  changes in state insurance laws;

[diamond]  changes in federal income tax laws;

[diamond]  changes in the investment management of any portfolio of the Fund(s);
           or

[diamond]  differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners.

    We will, at our expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISERS
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to all Series in The Phoenix Edge Series Fund except the Phoenix-Duff & Phelps Real Estate Securities Series and Phoenix-Aberdeen New Asia Series. Based on subadvisory agreements with the Fund, PIC delegates certain investment decisions and research functions to subadvisers for the following Series:


[diamond]  J.P. Morgan Investment Management, Inc.
           [bullet]  Phoenix Research Enhanced Index Series

[diamond]  Roger Engemann & Associates, Inc. ("Engemann")
           [bullet]  Phoenix-Engemann Nifty Fifty  Series

[diamond]  Seneca Capital Management, LLC ("Seneca")
           [bullet]  Phoenix-Seneca Mid-Cap Growth Series

[diamond]  Schafer Capital Management, Inc.
           [bullet]  Phoenix-Schafer Mid-Cap Value Series


    The investment adviser to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment adviser to the Phoenix-Aberdeen New Asia Series is Phoenix-Aberdeen International Advisors LLC ("PAIA"). Pursuant to subadvisory agreements with the Fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect, less than wholly-owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

The other investment advisers are:


[diamond]  Bankers Trust Company
           [bullet]  EAFE[registered trademark] Equity Index Fund

[diamond]  Federated Investment Management Company
           [bullet] Federated Fund for U.S. Government Securities II [bullet] Federated High Income Bond Fund II

[diamond]  Templeton Investment Counsel, Inc.
           [bullet]  Templeton Asset Allocation Fund
           [bullet]  Templeton International Fund
           [bullet]  Templeton Stock Fund

[diamond]  Templeton Asset Management, Ltd.
           [bullet]  Templeton Developing Markets Fund

[diamond]  Franklin Mutual Advisers, LLC
           [bullet]  Mutual Shares Investments Fund

[diamond]  Wanger Asset Management, L.P.
           [bullet]  Wanger Foreign Forty
           [bullet]  Wanger International Small Cap
           [bullet]  Wanger Twenty
           [bullet]  Wanger U.S. Small Cap



SERVICES OF THE ADVISERS
    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisers and subadvisers, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the Funds.


REINVESTMENT AND REDEMPTION
    All dividend distributions of the Fund are automatically reinvested in shares of the Fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the Fund, if any, are reinvested at the net asset value on the record date. We redeem Fund shares at their net asset value to the extent necessary to make payments under the Policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the VUL Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the Fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing Policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the Fund should be no longer available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to Policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the Policy value of the Subaccount in which the substitution is to occur to another Subaccount.


CHARGES AND DEDUCTIONS
-------------------------------------------------------------------------
GENERAL
    Charges are deducted in connection with the Policy to compensate us for:

[diamond]  our expenses in selling the Policy;

[diamond]  underwriting and issuing the Policy;

[diamond]  premium and federal taxes incurred on premiums received;

[diamond]  providing the insurance benefits set forth in the Policy; and

[diamond]  assuming certain risks in connection with the Policy.

    The nature and amount of these charges are more fully described in sections below.

    When we issue Policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond]  issue expense charge; and/or

[diamond]  surrender charge.

    Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, we try to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

    Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.


CHARGES DEDUCTED ONCE
[diamond]  PREMIUM TAX CHARGE. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. These charges are deducted from each premium payment.


[diamond]  FEDERAL TAX CHARGE. Currently not applicable.



PERIODIC CHARGES

MONTHLY

[diamond]  ISSUE EXPENSE CHARGE. This $150 charge is to reimburse Phoenix for underwriting and start-up expenses in connection with issuing a Policy. It is deducted in the first policy year and is payable in 12 monthly installments.

           We may reduce or eliminate the issue expense charge for Policies issued under group or sponsored arrangements. Generally, administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.

[diamond]  ADMINISTRATIVE CHARGE. The Administrative Charge is currently set at
           $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.


[diamond]  COST OF INSURANCE. To determine this expense, we multiply the applicable cost of insurance rate by the difference between your Policy's death benefit (Option 1, if no selection is made) and the Policy value. Generally, cost of insurance rates are based on the sex, Attained Age and risk class of the Insureds. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the Insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been in force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place Insureds into a standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insureds as determined by medical information that we request. For otherwise identical Policies, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into categories: smokers, nonsmokers and those who have never smoked. Nonsmokers will generally incur a lower cost of insurance than similarly situated Insureds who smoke.

[diamond]  COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

    Monthly deductions are made on each monthly calculation day. The amount deducted is allocated among Subaccounts and the unloaned portion of the GIA based on an allocation schedule specified by you.

    You initially select this schedule in your application, but can later change it from time to time. If any Subaccount or the unloaned portion of the GIA is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other Subaccounts or GIA will be proportionally increased.

DAILY
[diamond]  MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of
           0.80% of the average daily net assets is deducted daily from the VUL Account. No portion of this charge is deducted from the GIA.

           The mortality risk assumed by us is that collectively our Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, therefore, that the total amount of death benefits that we will pay out will be greater than that we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of Policy loans, which may cause us to incur greater costs than expected when we designed the Policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.


CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond]  SURRENDER CHARGE. During the first 10 Policy Years, there is a difference between the amount of Policy value and the amount of cash surrender value of the Policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing Policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the Policy is surrendered (or the face amount is reduced or the Policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

           In Policy years one through ten, the full surrender charge as described below will apply if you either surrender the Policy for its cash surrender value or permit the Policy to lapse. The applicable surrender charge in any Policy month is the full surrender charge minus any surrender charges previously paid. There is no surrender charge after the 10th Policy year. During the first 10 Policy years, the maximum surrender charge that you can pay while you own the Policy is equal to either A+B (defined below) or the amount shown in the table.

           A. the contingent deferred sales charge is equal to:

              1. 30% of all premiums paid (up to and including the amount stated
                 on Schedule Page 4 of the Policy, which is calculated according to a formula contained in a SEC rule); plus

              2. 10% of all premiums paid in excess of this amount but not greater than twice this amount, plus

              3. 9% of all premiums paid in excess of twice this amount.

           B. the contingent deferred issue charge is equal to:

                 $5 per $1,000 of initial face amount.

    The surrender charges table that appears in the Policy is reproduced below:

                      MAXIMUM SURRENDER CHARGE TABLE
                      ------------------------------

          POLICY  SURRENDER  POLICY   SURRENDER  POLICY SURRENDER
          MONTH    CHARGE     MONTH    CHARGE    MONTH   CHARGE
          -----    ------     -----    ------    -----   ------
          1-60    $1029.22     80      $823.38    100    $531.90
            61     1018.93     81       813.09    101     516.26
            62     1008.64     82       802.80    102     500.61
            63      998.35     83       792.50    103     484.97
            64      988.06     84       782.21    104     469.33
            65      977.76     85       766.57    105     453.68
            66      967.47     86       750.92    106     438.04
            67      957.18     87       735.28    107     422.39
            68      946.89     88       719.63    108     406.75
            69      936.59     89       703.99    109     372.85
            70      926.30     90       688.35    110     338.96
            71      916.01     91       672.70    111     305.06
            72      905.72     92       657.06    112     271.17
            73      895.43     93       641.41    113     237.27
            74      885.13     94       625.77    114     203.37
            75      874.84     95       610.12    115     169.48
            76      864.55     96       594.48    116     135.58
            77      854.26     97       578.84    117     101.69
            78      843.96     98       563.19    118      67.79
            79      833.67     99       547.55    119      33.90
                                                  120        .00

           We may reduce the surrender charge for Policies issued under group or sponsored arrangements. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangement.

[diamond]  PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in Face Amount, an additional fee is imposed. The fee is equal to 2% of the amount withdrawn but not more than $25. The fee is intended to recover the actual costs of processing the partial surrender request. The fee will be deducted from each Subaccount and GIA in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.


[diamond]  PARTIAL SURRENDER CHARGE. If less than all of the Policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the Policy Value upon a partial surrender of the Policy. The charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (which is equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy value). This amount is assessed against the Subaccounts and the GIA in the same proportion as the withdrawal is allocated.


           A partial surrender charge also is deducted from Policy Value upon a decrease in Face Amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease.


INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.

    These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.


OTHER TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. We may, however, make such a charge in the future for these or any other taxes attributable to the VUL Account.


GENERAL PROVISIONS
-------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS

GENERAL
    Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond]  for up to six months from the date of the request, for any transactions dependent upon the value of the GIA;

[diamond]  whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond]  whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets.

    Transfers may also be postponed under these circumstances.


PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.


THE CONTRACT
    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the Policy.

SUICIDE
    If the Insured commits suicide within two years after the Policy's Date of Issue, the policy will stop and become void. We will pay you the Policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the Policy.


INCONTESTABILITY
    We cannot contest this Policy or any attached rider after it has been in force during the Insured's lifetime or for two years from the policy date.


CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Insured, the death benefit payable under the Policy will be paid to your estate.

    As long as the Policy is in force, the Policyowner and the Beneficiary may be changed in writing, satisfactory to us. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.


ASSIGNMENT
    The Policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.


MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.


SURPLUS
    You may share in the divisible surplus of Phoenix to the extent decided annually by the Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in investment results.


PAYMENT OF PROCEEDS
-------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    In addition, under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's Death Benefit (up to a maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

    While the Insured is living, you may elect a payment option for payment of the death proceeds to the Beneficiary. You may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the Beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.


PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Equal installments are paid until the later of:

[diamond]  the death of the payee; or

[diamond]  the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond]  ten years;

[diamond]  twenty years; or

[diamond]  until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]  the end of the 10-year period certain;

[diamond]  the death of the Insured; or

[diamond]  the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the Policy.


FEDERAL TAX CONSIDERATIONS
-------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your Beneficiary depends on our tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any Policy. The Internal Revenue Service (the "IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the Policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.


PHOENIX'S TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to our tax status under current provisions of the Code, no charge currently will be made to the VUL Account for our federal income taxes which may be attributable to the VUL Account. We reserve the right to make a deduction for taxes if our federal tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the tax treatment to our variable life insurance contracts, or if changes occur in our tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The Policy, whether or not it is a "modified endowment contract" (see the discussion on modified endowment contracts), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under
Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, a Policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the Policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

    Code Section 7702 imposes certain conditions with respect to premiums received under a Policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the Policyowner within 60 days after the end of the Policy Year, and maintain the qualification of the Policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a Policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the Policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the Policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax adviser in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
    We believe that any loan received under a Policy will be treated as your indebtedness. If the Policy is a modified endowment contract, loans are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the Policy is not a modified endowment contract, we believe that no part of any loan under a Policy will constitute income to you.

    The deductibility by a Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. A Policyowner intending to fund premium payments through borrowing should consult a tax adviser with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the Policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test." The measuring stick for this test is a hypothetical life insurance policy of equal face amount which requires seven equal annual premiums but which, after the seventh year is "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A Policy becomes a modified endowment contract, if, at any time during the first seven years, the cumulative premium paid on the Policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a Policy Year but which are returned by us with interest within 60 days after the end of the Policy Year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
    If there is a reduction in death benefits during the first seven
Policy years, the premiums are predetermined for purposes of the 7-pay test as if the Policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven Policy years.

DISTRIBUTIONS AFFECTED
    If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent Policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]  made on or after the taxpayer attains age 59 1/2;

[diamond]  attributable to the taxpayer's disability (within the meaning of Code
           Section 72(m)(7)); or

[diamond]  part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

MATERIAL CHANGE RULES
    Any determination of whether the Policy meets the 7-pay test will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions.

[diamond]  First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven Policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]  Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if:
           [bullet] the cost-of-living determination period does not exceed the remaining premium payment period under the Policy; and

           [bullet] the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the Policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
     All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax adviser should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.


LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.


QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the Policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax adviser.


DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each Series of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the Series assets be invested in no more than:

[diamond]  55% in any 1 investment

[diamond]  70% in any 2 investments

[diamond]  80% in any 3 investments

[diamond]  90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Funds will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, we reserve the right to modify the Policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.


CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the Policies relate to the same Insured. If the surrendered Policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.


OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.


VOTING RIGHTS
-------------------------------------------------------------------------
    We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to Policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Adviser of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.


PHOENIX
    You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a policyholder's vote is taken. At meetings of all the Phoenix policyholders, you (or payee) may cast only one vote as the holder of a Policy, irrespective of Policy Value or the number of the Policies you hold.


THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
-------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

DIRECTORS                   PRINCIPAL OCCUPATION

Sal H. Alfiero              Chairman and Chief Executive
                            Officer, Mark IV Industries, Inc.
                            Amherst, New York

J. Carter Bacot             Chairman and Chief Executive
                            Officer, The Bank of New York
                            New York, New York

Richard H. Booth            Executive Vice President,
                            Strategic Development, Phoenix
                            Home Life Mutual Insurance
                            Company, Hartford, Connecticut;
                            formerly President, Travelers
                            Insurance Company

Peter C. Browning           President and Chief Operating
                            Officer, Sonoco Products Company
                            Hartsville, South Carolina

Arthur P. Byrne             Chairman, President and Chief
                            Executive Officer,
                            The Wiremold Company
                            West Hartford, Connecticut

Richard N. Cooper           Professor of International
                            Economics, Harvard University;
                            formerly Chairman, National
                            Intelligence Council, Central
                            Intelligence Agency
                            McLean, Virginia

Gordon J. Davis, Esq.       Partner, LeBoeuf, Lamb, Greene &
                            MacRae; formerly Partner, Lord,
                            Day & Lord, Barret Smith
                            New York, New York

Robert W. Fiondella         Chairman of the Board, President
                            and Chief Executive Officer,
                            Phoenix Home Life Mutual
                            Insurance Company
                            Hartford, Connecticut

Jerry J. Jasinowski         President, National Association
                            of Manufacturers
                            Washington, D.C.

John W. Johnstone           Chairman, President and Chief
                            Executive Officer, Olin
                            Corporation
                            Norwalk, Connecticut

Marilyn E. LaMarche         Limited Managing Director,
                            Lazard Freres & Company
                            New York, New York

Philip R. McLoughlin        Executive Vice President and
                            Chief Investment Officer, Phoenix
                            Home Life Mutual Insurance
                            Company
                            Hartford, Connecticut

Indra K. Nooyi              Senior Vice President,
                            PepsiCo, Inc.
                            Purchase, New York

Robert F. Vizza             President and Chief Executive
                            Officer, St. Francis Hospital
                            Roslyn, New York

Robert G. Wilson            Chairman and Chief Financial
                            Officer, Lending Tree, Inc.,
                            Charlotte, North Carolina;
                            Chairman and President,
                            Ziani International Capital,
                            Inc., Miami, Florida; formerly
                            General Partner, Goldman Sachs &
                            Company, New York, New York;
                            Vice Chairman, Carter Kaplan &
                            Company, Richmond, Virginia; and
                            Chairman and Chief Executive
                            Officer, Ecologic Waste Services,
                            Inc.
                            Miami, Florida

Dona D. Young               Executive Vice President,
                            Individual Insurance and General
                            Counsel, Phoenix Home Life Mutual
                            Insurance Company Hartford,
                            Connecticut

EXECUTIVE OFFICERS          PRINCIPAL OCCUPATION

Robert W. Fiondella         Chairman of the Board, President
                            and Chief Executive Officer

Richard H. Booth            Executive Vice President,
                            Strategic Development

Carl T. Chadburn            Executive Vice President

Philip R. McLoughlin        Executive Vice President and
                            Chief Investment Officer

David W. Searfoss           Executive Vice President and
                            Chief Financial Officer

Dona D. Young               Executive Vice President,
                            Individual Insurance and General
                            Counsel

Kelly J. Carlson            Senior Vice President, Business
                            Practices

Robert G. Chipkin           Senior Vice President and
                            Corporate Actuary

Martin J. Gavin             Senior Vice President,
                            Trust Operations

Randall C. Giangiulio       Senior Vice President,
                            Group Life and Health

Edward P. Hourihan          Senior Vice President,
                            Information Systems

Joseph E. Kelleher          Senior Vice President,
                            Underwriting and Operations

Robert G. Lautensack, Jr.   Senior Vice President,
                            Individual Line Financial

Maura L. Melley             Senior Vice President,
                            Public Affairs

Scott C. Noble              Senior Vice President

David R. Pepin              Senior Vice President

Robert E. Primmer           Senior Vice President,
                            Distribution and Sales

Frederick W. Sawyer, III    Senior Vice President

Simon Y. Tan                Senior Vice President, Market and
                            Product Development

Anthony J. Zeppetella       Senior Vice President,
                            Corporate Portfolio Management

Walter H. Zultowski         Senior Vice President, Marketing
                            and Market Research; formerly
                            Senior Vice President,
                            LIMRA International,
                            Hartford, Connecticut


    The above positions reflect the last held position in Phoenix during the last five years.



SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
-------------------------------------------------------------------------
    We hold the assets of the VUL Account. The assets of the VUL Account are kept physically segregated and held separate and apart from the General Account of Phoenix. Phoenix maintains records of all purchases and redemptions of shares of the Funds.


SALES OF POLICIES
-------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), in which Phoenix owns a majority interest.

    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these Policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the Policies.


STATE REGULATION
-------------------------------------------------------------------------
    We are subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the VUL Account and the GIA. This regulation does not include, however, any supervision over the investment policies of the VUL Account.


REPORTS
-------------------------------------------------------------------------
    All Policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


LEGAL PROCEEDINGS
-------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the Policies.


LEGAL MATTERS
-------------------------------------------------------------------------
    Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of Phoenix, its authority to issue variable life insurance Policies and the validity of the Policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.

REGISTRATION STATEMENT
-------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This Prospectus is a summary of the contents of the Policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, Phoenix and the Policy.


YEAR 2000 ISSUE
-------------------------------------------------------------------------
    Many existing computer programs use only two digits to identify the year in a date field. This is commonly referred to as the "Year 2000 Issue." Companies must consider the impact of the upcoming change in the century on their computer systems. The Year 2000 Issue, if not adequately addressed, could result in computer system failures or miscalculations causing disruptions of operations and the possible inability of companies to process transactions. We believe that the Year 2000 Issue is an important business priority requiring careful analysis of every business system in order to be assured that all information systems applications are century compliant.

We have been addressing the Year 2000 Issue in earnest since 1995 when, with consultants, a comprehensive inventory and assessment of all business systems, including those of our subsidiaries, was conducted. We have identified and are now actively pursuing a number of strategies to address the issue, including:

[diamond]  upgrading systems with compliant versions;

[diamond]  developing or acquiring new systems to replace those that are obsolete;

[diamond]  and remediating existing systems by converting code or hardware.

    Based on current assessments, we expect to have our computer systems remediated and tested by June 1999. In addition, Phoenix is examining the status of its third-party vendors, obtaining assurances that their software and hardware products will be century compliant by the end of 1999.


FINANCIAL STATEMENTS
-------------------------------------------------------------------------
    The consolidated financial statements of Phoenix contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available for the period ended December 31, 1998.

PHOENIX HOME LIFE VARIABLE
UNIVERSAL LIFE ACCOUNT
FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

                                                                                                                  MULTI-SECTOR
                                                                            MONEY MARKET          GROWTH          FIXED INCOME
                                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------         ----------
ASSETS
   Investments at cost................................................      $ 29,233,552       $254,437,583       $ 18,020,712
                                                                            ============       ============       ============
   Investment in The Phoenix Edge Series Fund, at market..............      $ 29,233,552       $331,086,585       $ 16,340,834
                                                                            ------------       ------------       ------------
      Total assets....................................................        29,233,552        331,086,585         16,340,834
LIABILITIES
   Accrued expenses to related party..................................            17,287            209,893             11,253
                                                                            ------------       ------------       ------------
NET ASSETS............................................................      $ 29,216,265       $330,876,692       $ 16,329,581
                                                                            ============       ============       ============
Accumulation units outstanding........................................        19,445,741         61,038,521          7,465,200
                                                                            ============       ============       ============
Unit value............................................................      $   1.502450       $   5.420786       $   2.187421
                                                                            ============       ============       ============

                                                                             STRATEGIC
                                                                             ALLOCATION        INTERNATIONAL        BALANCED
                                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------         ----------
ASSETS
   Investments at cost................................................      $ 38,006,641       $ 52,877,225       $ 23,277,178
                                                                            ============       ============       ============
   Investment in The Phoenix Edge Series Fund, at market..............      $ 42,884,376       $ 59,477,822       $ 27,176,858
                                                                            ------------       ------------       ------------
      Total assets....................................................        42,884,376         59,477,822         27,176,858
LIABILITIES
   Accrued expenses to related party..................................            27,626             38,654             17,606
                                                                            ------------       ------------       ------------
NET ASSETS............................................................      $ 42,856,750       $ 59,439,168       $ 27,159,252
                                                                            ============       ============       ============
Accumulation units outstanding........................................        12,854,218         25,861,683         12,965,944
                                                                            ============       ============       ============
Unit value............................................................      $   3.334058       $   2.298356       $   2.094661
                                                                            ============       ============       ============

                                                                                                                    ABERDEEN
                                                                            REAL ESTATE       STRATEGIC THEME       NEW ASIA
                                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------         ----------
ASSETS
   Investments at cost................................................      $  4,634,701       $  6,220,582       $  2,033,105
                                                                            ============       ============       ============
   Investment in The Phoenix Edge Series Fund, at market..............      $  3,886,791       $  8,065,971       $  1,479,400
                                                                            ------------       ------------       ------------
      Total assets....................................................         3,886,791          8,065,971          1,479,400
LIABILITIES
   Accrued expenses to related party..................................             1,214              5,016                983
                                                                            ------------       ------------       ------------
NET ASSETS............................................................      $  3,885,577       $  8,060,955       $  1,478,417
                                                                            ============       ============       ============
Accumulation units outstanding........................................         3,145,785          4,829,333          2,327,758
                                                                            ============       ============       ============
Unit value............................................................      $   1.235169       $   1.669165       $   0.635131
                                                                            ============       ============       ============

                                                                                                                     SENECA
                                                                              ENHANCED           ENGEMANN            MID-CAP
                                                                               INDEX            NIFTY FIFTY          GROWTH
                                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------         ----------
ASSETS
   Investments at cost................................................       $11,431,268         $1,490,895         $  819,776
                                                                            ============       ============       ============
   Investment in the Phoenix Edge Series Fund, at market..............       $12,738,930         $1,743,031         $  949,988
                                                                            ------------       ------------       ------------
      Total assets....................................................        12,738,930          1,743,031            949,988
LIABILITIES
   Accrued expenses to related party..................................            11,879              1,024                555
                                                                            ------------       ------------       ------------
NET ASSETS............................................................       $12,727,051         $1,742,007         $  949,433
                                                                            ============       ============       ============
Accumulation units outstanding........................................         9,141,857          1,388,592            801,887
                                                                            ============       ============       ============
Unit value............................................................        $ 1.392173         $ 1.254504         $ 1.184001
                                                                            ============       ============       ============

                       See Notes to Financial Statements

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998
                                   (CONTINUED)

                                                                               GROWTH                                SCHAFER
                                                                             AND INCOME        VALUE EQUITY          MID-CAP
                                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------         ----------
ASSETS
   Investments at cost................................................       $ 2,982,276        $   742,160        $   907,393
                                                                             ===========        ===========        ===========
   Investment in The Phoenix Edge Series Fund, at market..............       $ 3,334,697        $   817,347        $   892,867
                                                                             -----------        -----------        -----------
      Total assets....................................................         3,334,697            817,347            892,867
LIABILITIES
   Accrued expenses to related party..................................             1,932                527                550
                                                                             -----------        -----------        -----------
NET ASSETS............................................................       $ 3,332,765        $   816,820        $   892,317
                                                                             ===========        ===========        ===========
Accumulation units outstanding........................................         2,784,908            748,006          1,013,461
                                                                             ===========        ===========        ===========
Unit value............................................................       $  1.196724        $  1.091997        $  0.880465
                                                                             ===========        ===========        ===========

                                                                               WANGER             WANGER
                                                                                U.S.           INTERNATIONAL        TEMPLETON
                                                                             SMALL CAP           SMALL CAP            STOCK
                                                                             SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------         ----------
ASSETS
   Investments at cost................................................       $28,429,006        $10,613,991        $    26,984
                                                                             ===========        ===========        ===========
   Investment in Wanger Advisors Trust, at market.....................       $31,256,495        $11,219,048                 --
   Investment in Templeton Variable Products Series Fund, at market...                --                 --        $    27,400
                                                                             -----------        -----------        -----------
      Total assets....................................................        31,256,495         11,219,048             27,400
                                                                             -----------        -----------        -----------
LIABILITIES
   Accrued expenses to related party..................................            19,828              7,180                  8
                                                                             -----------        -----------        -----------
NET ASSETS............................................................       $31,236,667        $11,211,868        $    27,392
                                                                             ===========        ===========        ===========
Accumulation units outstanding........................................        21,727,449          9,675,387             27,534
                                                                             ===========        ===========        ===========
Unit value............................................................       $  1.437659        $  1.158764        $  0.995090
                                                                             ===========        ===========        ===========

                                                                              TEMPLETON           TEMPLETON
                                                                           ASSET ALLOCATION     INTERNATIONAL
                                                                              SUBACCOUNT         SUBACCOUNT
                                                                              ----------         ----------
ASSETS
   Investments at cost................................................         $  37,201          $  52,253
                                                                               =========          =========
   Investment in Templeton Variable Products Series Fund, at market...         $  37,568          $  53,499
                                                                               ---------          ---------
      Total assets....................................................            37,568             53,499
LIABILITIES
   Accrued expenses to related party..................................                 9                 31
                                                                               ---------          ---------
NET ASSETS............................................................         $  37,559          $  53,468
                                                                               =========          =========
Accumulation units outstanding........................................            37,229             51,415
                                                                               =========          =========
Unit value............................................................         $1.008866          $1.039927
                                                                               =========          =========

                                                                             TEMPLETON         MUTUAL SHARES
                                                                         DEVELOPING MARKETS     INVESTMENTS
                                                                             SUBACCOUNT         SUBACCOUNT
                                                                             ----------         ----------
ASSETS
   Investments at cost................................................         $  10,614          $  53,204
                                                                               =========          =========
   Investment in Templeton Variable Products Series Fund, at market...         $  10,670          $  53,804
                                                                               ---------          ---------
      Total assets....................................................            10,670             53,804
LIABILITIES
   Accrued expenses to related party..................................                 5                 33
                                                                               ---------          ---------
NET ASSETS............................................................         $  10,665          $  53,771
                                                                               =========          =========
Accumulation units outstanding........................................            10,074             54,032
                                                                               =========          =========
Unit value............................................................         $1.058660          $0.995163
                                                                               =========          =========

                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                                                     MULTI-SECTOR
                                                                         MONEY MARKET              GROWTH            FIXED INCOME
                                                                          SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                                                          ----------             ----------           ----------
Investment income
   Distributions....................................................      $   982,207            $   342,838          $ 1,284,827
Expenses
   Mortality, expense risk and administrative charges...............          157,449              2,170,154              138,095
                                                                          -----------            -----------           ----------
Net investment income (loss)........................................          824,758             (1,827,316)           1,146,732
                                                                          -----------            -----------           ----------
Net realized gain (loss) from share transactions....................               --               (127,873)              18,767
Net realized gain distribution from Fund............................               --             11,409,998              104,945
Net unrealized appreciation (depreciation) on investment............               --             63,176,153           (2,089,209)
                                                                          -----------            -----------           ----------
Net gain (loss) on investments......................................               --             74,458,278           (1,965,497)
                                                                          -----------            -----------           ----------
Net increase (decrease) in net assets resulting from operations.....      $   824,758            $72,630,962           $ (818,765)
                                                                          ===========            ===========           ==========

                                                                           STRATEGIC
                                                                          ALLOCATION            INTERNATIONAL          BALANCED
                                                                          SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                                                          ----------             ----------           ----------
Investment income
   Distributions....................................................      $   736,394             $       --         $    583,227
Expenses
   Mortality, expense risk and administrative charges...............          309,722                425,434              184,043
                                                                          -----------            -----------           ----------
Net investment income (loss)........................................          426,672               (425,434)             399,184
                                                                          -----------            -----------           ----------
Net realized gain (loss) from share transactions....................          (41,194)               (52,504)               6,011
Net realized gain distribution from Fund............................        2,776,286             10,074,498              814,962
Net unrealized appreciation (depreciation) on investment............        4,003,067              2,276,436            2,783,483
                                                                          -----------            -----------           ----------
Net gain (loss) on investments......................................        6,738,159             12,298,430            3,604,456
                                                                          -----------            -----------           ----------
Net increase (decrease) in net assets resulting from operations.....      $ 7,164,831            $11,872,996           $4,003,640
                                                                          ===========            ===========           ==========

                                                                                                                       ABERDEEN
                                                                          REAL ESTATE          STRATEGIC THEME         NEW ASIA
                                                                          SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                                                          ----------             ----------           ----------
Investment income
   Distributions....................................................      $   200,097            $     4,366          $     6,267
Expenses
   Mortality, expense risk and administrative charges...............           32,577                 44,756               10,002
                                                                          -----------            -----------           ----------
Net investment income (loss)........................................          167,520                (40,390)              (3,735)
                                                                          -----------            -----------           ----------
Net realized gain (loss) from share transactions....................          (25,938)                 9,537               13,286
Net realized gain distribution from Fund............................            4,891                468,250                   --
Net unrealized appreciation (depreciation) on investment............       (1,192,311)             1,903,438              (44,106)
                                                                          -----------            -----------           ----------
Net gain (loss) on investments......................................       (1,213,358)             2,381,225              (30,820)
                                                                          -----------            -----------           ----------
Net increase (decrease) in net assets resulting from operations.....      $(1,045,838)           $ 2,340,835           $  (34,555)
                                                                          ===========            ===========           ==========

                                                                                                                        SENECA
                                                                           ENHANCED               ENGEMANN              MID-CAP
                                                                             INDEX               NIFTY FIFTY            GROWTH
                                                                          SUBACCOUNT            SUBACCOUNT(1)        SUBACCOUNT(2)
                                                                          ----------            -------------        -------------
Investment income
   Distributions....................................................      $    89,559            $       676           $      771
Expenses
   Mortality, expense risk and administrative charges...............           55,576                  4,388                2,272
                                                                          -----------            -----------           ----------
Net investment income (loss) .......................................           33,983                 (3,712)              (1,501)
                                                                          -----------            -----------           ----------
Net realized gain (loss) from share transactions....................           (1,698)                (2,426)              (1,568)
Net realized gain distribution from Fund............................          535,197                     --                   --
Net unrealized appreciation (depreciation) on investment............        1,267,409                252,136              130,212
                                                                          -----------            -----------           ----------
Net gain (loss) on investments......................................        1,800,908                249,710              128,644
                                                                          -----------            -----------           ----------
Net increase (decrease) in net assets resulting from operations.....      $ 1,834,891            $   245,998           $  127,143
                                                                          ===========            ===========           ==========

(1) From inception March 3, 1998 to December 31, 1998
(2) From inception March 11, 1998 to December 31, 1998

                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                            GROWTH                VALUE               SCHAFER
                                                                          AND INCOME              EQUITY              MID-CAP
                                                                         SUBACCOUNT(1)        SUBACCOUNT(2)        SUBACCOUNT(1)
                                                                         -------------        -------------        -------------
Investment income
   Distributions....................................................      $    12,489          $     3,183              $  2,642
Expenses
   Mortality, expense risk and administrative charges...............            7,627                2,697                 2,556
                                                                          -----------          -----------              ---------
Net investment income (loss)........................................            4,862                  486                    86
                                                                          -----------          -----------              ---------
Net realized gain (loss) from share transactions....................              594               (4,166)                   10
Net realized gain distribution from Fund............................               --                   --                    --
Net unrealized appreciation (depreciation) on investment............          352,421               75,187               (14,526)
                                                                          -----------          -----------              ---------
Net gain (loss) on investments......................................          353,015               71,021               (14,516)
                                                                          -----------          -----------              ---------
Net increase (decrease) in net assets resulting from operations.....      $   357,877          $    71,507              $(14,430)
                                                                          ===========          ===========              =========

                                                                            WANGER                WANGER
                                                                             U.S.             INTERNATIONAL          TEMPLETON
                                                                           SMALL CAP            SMALL CAP              STOCK
                                                                          SUBACCOUNT            SUBACCOUNT         SUBACCOUNT(3)
                                                                          ----------            ----------         -------------
Investment income
   Distributions....................................................      $ 1,133,695          $    93,297              $     --
Expenses
   Mortality, expense risk and administrative charges...............          196,294               74,180                     8
                                                                          -----------          -----------              --------
Net investment income (loss)........................................          937,401               19,117                    (8)
                                                                          -----------          -----------              --------
Net realized gain (loss) from share transactions....................           (5,625)               3,286                   148
Net realized gain distribution from Fund............................               --                   --                    --
Net unrealized appreciation (depreciation) on investment............          857,628            1,051,832                   416
                                                                          -----------          -----------              --------
Net gain (loss) on investments......................................          852,003            1,055,118                   564
                                                                          -----------          -----------              --------
Net increase (decrease) in net assets resulting from operations.....      $ 1,789,404          $ 1,074,235              $    556
                                                                          ===========          ===========              ========

                                                                           TEMPLETON            TEMPLETON
                                                                       ASSET ALLOCATION       INTERNATIONAL
                                                                         SUBACCOUNT(3)        SUBACCOUNT(4)
                                                                         -------------        -------------
Investment income
   Distributions....................................................      $        --          $        --
Expenses
   Mortality, expense risk and administrative charges...............                9                   31
                                                                          -----------          -----------
Net investment income (loss)........................................               (9)                 (31)
                                                                          -----------          -----------
Net realized gain (loss) from share transactions....................              (12)                 862
Net realized gain distribution from Fund............................               --                   --
Net unrealized appreciation (depreciation) on investment............              367                1,246
                                                                          -----------          -----------
Net gain (loss) on investments......................................              355                2,108
                                                                          -----------          -----------
Net increase (decrease) in net assets resulting from operations.....       $      346          $     2,077
                                                                          ===========          ===========

                                                                           TEMPLETON
                                                                          DEVELOPING          MUTUAL SHARES
                                                                            MARKETS            INVESTMENTS
                                                                         SUBACCOUNT(5)        SUBACCOUNT(6)
                                                                         -------------        -------------
Investment income
   Distributions....................................................          $    --           $       --
Expenses
   Mortality, expense risk and administrative charges...............                5                   33
                                                                          -----------          -----------
Net investment income (loss)........................................               (5)                 (33)
                                                                          -----------          -----------
Net realized gain (loss) from share transactions....................            1,117                   59
Net realized gain distribution from Fund............................               --                   --
Net unrealized appreciation (depreciation) on investment............               56                  600
                                                                          -----------          -----------
Net gain (loss) on investments......................................            1,173                  659
                                                                          -----------          -----------
Net increase (decrease) in net assets resulting from operations.....      $     1,168          $       626
                                                                          ===========          ===========

(1) From inception March 3, 1998 to December 31, 1998
(2) From inception March 11, 1998 to December 31, 1998
(3) From inception December 1, 1998 to December 31, 1998
(4) From inception November 18, 1998 to December 31, 1998
(5) From inception November 11, 1998 to December 31, 1998
(6) From inception November 24, 1998 to December 31, 1998

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                                                    MULTI-SECTOR
                                                                         MONEY MARKET             GROWTH            FIXED INCOME
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................     $    824,758          $ (1,827,316)        $  1,146,732
   Net realized gain (loss).........................................               --            11,282,125              123,712
   Net unrealized appreciation (depreciation).......................               --            63,176,153           (2,089,209)
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets resulting from operations..          824,758            72,630,962             (818,765)
                                                                         ------------          ------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................       40,115,775            55,187,189            3,021,981
   Participant transfers............................................      (21,256,952)              366,385           (1,554,114)
   Participant withdrawals..........................................       (7,094,597)          (34,006,494)            (891,608)
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................       11,764,226            21,547,080              576,259
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets............................       12,588,984            94,178,042             (242,506)
NET ASSETS
   Beginning of period..............................................       16,627,281           236,698,650           16,572,087
                                                                         ------------          ------------         ------------
   End of period....................................................     $ 29,216,265          $330,876,692         $ 16,329,581
                                                                         ============          ============         ============

                                                                           STRATEGIC
                                                                          ALLOCATION          INTERNATIONAL           BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................     $    426,672          $   (425,434)        $    399,184
   Net realized gain (loss).........................................        2,735,092            10,021,994              820,973
   Net unrealized appreciation (depreciation).......................        4,003,067             2,276,436            2,783,483
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets resulting from operations..        7,164,831            11,872,996            4,003,640
                                                                         ------------          ------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        6,376,125            10,365,754            4,954,718
   Participant transfers............................................         (877,514)            (165,682)              123,719
   Participant withdrawals..........................................       (5,828,250)           (5,751,632)          (2,654,908)
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................         (329,639)            4,448,440            2,423,529
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets............................        6,835,192            16,321,436            6,427,169
NET ASSETS

   Beginning of period..............................................       36,021,558            43,117,732           20,732,083
                                                                         ------------          ------------         ------------
   End of period....................................................     $ 42,856,750          $ 59,439,168         $ 27,159,252
                                                                         ============          ============         ============

                                                                                                                      ABERDEEN
                                                                          REAL ESTATE        STRATEGIC THEME          NEW ASIA
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................     $    167,520          $    (40,390)        $     (3,735)
   Net realized gain (loss).........................................          (21,047)              477,787               13,286
   Net unrealized appreciation (depreciation).......................       (1,192,311)            1,903,438              (44,106)
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets resulting from operations..       (1,045,838)            2,340,835              (34,555)
                                                                         ------------          ------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        1,623,011             1,846,888              497,841
   Participant transfers............................................         (313,564)              103,603              124,820
   Participant withdrawals..........................................         (523,745)             (701,416)            (158,919)
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          785,702             1,249,075              463,742
                                                                         ------------          ------------         ------------
   Net increase (decrease) in net assets............................         (260,136)            3,589,910              429,187
NET ASSETS
   Beginning of period..............................................        4,145,713             4,471,045            1,049,230
                                                                         ------------          ------------         ------------
   End of period....................................................     $  3,885,577          $  8,060,955         $  1,478,417
                                                                         ============          ============         ============

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                                                                       SENECA
                                                                           ENHANCED              ENGEMANN              MID-CAP
                                                                             INDEX             NIFTY FIFTY             GROWTH
                                                                          SUBACCOUNT          SUBACCOUNT(1)         SUBACCOUNT(2)
                                                                          ----------          -------------         -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $    33,983           $    (3,712)         $    (1,501)
   Net realized gain (loss).........................................          533,499                (2,426)              (1,568)
   Net unrealized appreciation (depreciation).......................        1,267,409               252,136              130,212
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..        1,834,891               245,998              127,143
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        2,291,221               526,600              384,143
   Participant transfers............................................        7,258,586             1,045,208              485,598
   Participant withdrawals..........................................         (608,655)              (75,799)             (47,451)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................        8,941,152             1,496,009              822,290
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................       10,776,043             1,742,007              949,433
NET ASSETS
   Beginning of period..............................................        1,951,008                     0                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $12,727,051           $ 1,742,007          $   949,433
                                                                          ===========           ===========          ===========

                                                                            GROWTH                                    SCHAFER
                                                                          AND INCOME           VALUE EQUITY           MID-CAP
                                                                         SUBACCOUNT(1)        SUBACCOUNT(2)         SUBACCOUNT(1)
                                                                         -------------        -------------         -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $     4,862            $      486           $       86
   Net realized gain (loss).........................................              594                (4,166)                  10
   Net unrealized appreciation (depreciation).......................          352,421                75,187              (14,526)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..          357,877                71,507              (14,430)
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          891,760               349,399              538,439
   Participant transfers............................................        2,236,565               431,964              415,611
   Participant withdrawals..........................................         (153,437)              (36,050)             (47,303)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................        2,974,888               745,313              906,747
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................        3,332,765               816,820              892,317
NET ASSETS
   Beginning of period..............................................                0                     0                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $ 3,332,765           $   816,820          $   892,317
                                                                          ===========           ===========          ===========

                                                                            WANGER               WANGER
                                                                             U.S.             INTERNATIONAL          TEMPLETON
                                                                           SMALL CAP            SMALL CAP              STOCK
                                                                          SUBACCOUNT           SUBACCOUNT           SUBACCOUNT(3)
                                                                          ----------           ----------           -------------
FROM OPERATIONS
   Net investment income (loss).....................................      $   937,401           $    19,117          $        (8)
   Net realized gain (loss).........................................           (5,625)                3,286                  148
   Net unrealized appreciation (depreciation).......................          857,628             1,051,832                  416
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from operations..        1,789,404             1,074,235                  556
                                                                          -----------           -----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        9,117,666             3,222,916                1,490
   Participant transfers............................................        6,575,005             1,456,920               25,903
   Participant withdrawals..........................................       (2,592,905)           (1,076,075)                (557)
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................       13,099,766             3,603,761               26,836
                                                                          -----------           -----------          -----------
   Net increase (decrease) in net assets............................       14,889,170             4,677,996               27,392
NET ASSETS
   Beginning of period..............................................       16,347,497             6,533,872                    0
                                                                          -----------           -----------          -----------
   End of period....................................................      $31,236,667           $11,211,868          $    27,392
                                                                          ===========           ===========          ===========

(1) From inception March 3, 1998 to December 31, 1998
(2) From inception March 11, 1998 to December 31, 1998
(3) From inception December 1, 1998 to December 31, 1998


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                            TEMPLETON             TEMPLETON
                                                                        ASSET ALLOCATION       INTERNATIONAL
                                                                          SUBACCOUNT(3)         SUBACCOUNT(4)
                                                                         -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................        $      (9)             $    (31)
   Net realized gain (loss).........................................              (12)                  862
   Net unrealized appreciation (depreciation).......................              367                 1,246
                                                                             --------              --------
   Net increase (decrease) in net assets resulting from operations..              346                 2,077
                                                                             --------              --------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            2,271                 4,687
   Participant transfers............................................           35,556                47,443
   Participant withdrawals..........................................             (614)                 (739)
                                                                             --------              --------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           37,213                51,391
                                                                             --------              --------
   Net increase (decrease) in net assets............................           37,559                53,468
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                             --------              --------
   End of period....................................................         $ 37,559              $ 53,468
                                                                             ========              ========

                                                                            TEMPLETON
                                                                           DEVELOPING          MUTUAL SHARES
                                                                             MARKETS            INVESTMENTS
                                                                         SUBACCOUNT(5)         SUBACCOUNT(6)
                                                                         -------------        -------------
FROM OPERATIONS
   Net investment income (loss).....................................         $     (5)             $    (33)
   Net realized gain (loss).........................................            1,117                    59
   Net unrealized appreciation (depreciation).......................               56                   600
                                                                             --------              --------
   Net increase (decrease) in net assets resulting from operations..            1,168                   626
                                                                             --------              --------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            1,665                 4,558
   Participant transfers............................................            7,864                53,136
   Participant withdrawals..........................................              (32)               (4,549)
                                                                             --------              --------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................            9,497                53,145
                                                                             --------              --------
   Net increase (decrease) in net assets............................           10,665                53,771
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                             --------              --------
   End of period....................................................         $ 10,665              $ 53,771
                                                                             ========              ========

(3) From inception December 1, 1998 to December 31, 1998
(4) From inception November 18, 1998 to December 31, 1998
(5) From inception November 11, 1998 to December 31, 1998
(6) From inception November 24, 1998 to December 31, 1998

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1997

                                                                                                                    MULTI-SECTOR
                                                                         MONEY MARKET             GROWTH            FIXED INCOME
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................      $   662,774          $   (365,411)         $   914,726
   Net realized gain................................................               34            36,338,055              406,684
   Net unrealized appreciation......................................               --               909,243               18,289
                                                                          -----------          ------------          -----------
   Net increase in net assets resulting from operations.............          662,808            36,881,887            1,339,699
                                                                          -----------          ------------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................       29,753,469            51,373,829            3,839,754
   Participant transfers............................................      (24,739,794)              461,474            1,758,903
   Participant withdrawals..........................................       (4,583,895)          (24,768,747)          (1,594,349)
                                                                          -----------          ------------          -----------
   Net increase in net assets resulting from participant transactions         429,780            27,066,556            4,004,308
                                                                          -----------          ------------          -----------
   Net increase in net assets.......................................        1,092,588            63,948,443            5,344,007
NET ASSETS
   Beginning of period..............................................       15,534,693           172,750,207           11,228,080
                                                                          -----------          ------------          -----------
   End of period....................................................      $16,627,281          $236,698,650          $16,572,087
                                                                          ===========          ============          ===========

                                                                           STRATEGIC
                                                                          ALLOCATION          INTERNATIONAL           BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
FROM OPERATIONS
   Net investment income............................................      $   432,254          $    211,106          $   415,696
   Net realized gain................................................        4,411,761             4,008,640            2,267,527
   Net unrealized appreciation (depreciation).......................          604,211              (307,551)             120,786
                                                                          -----------          ------------          -----------
   Net increase in net assets resulting from operations.............        5,448,226             3,912,195            2,804,009
                                                                          -----------          ------------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        6,156,264             9,403,556            3,516,448
   Participant transfers............................................        1,805,561               284,097              397,233
   Participant withdrawals..........................................       (3,655,616)           (4,537,485)          (2,204,100)
                                                                          -----------          ------------          -----------
   Net increase in net assets resulting from participant transactions       4,306,209             5,150,168            1,709,581
                                                                          -----------          ------------          -----------
   Net increase in net assets.......................................        9,754,435             9,062,363            4,513,590
NET ASSETS
   Beginning of period..............................................       26,267,123            34,055,369           16,218,493
                                                                          -----------          ------------          -----------
   End of period....................................................      $36,021,558          $ 43,117,732          $20,732,083
                                                                          ===========          ============          ===========

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1997
                                   (CONTINUED)

                                                                                                                      ABERDEEN
                                                                          REAL ESTATE         STRATEGIC THEME          NEW ASIA
                                                                          SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                                                          ----------             ----------           ----------
FROM OPERATIONS
   Net investment income (loss).....................................       $   71,600           $   (12,436)         $    35,017
   Net realized gain (loss).........................................          137,321               517,108              (13,109)
   Net unrealized appreciation (depreciation).......................          332,563               (66,310)            (502,645)
                                                                           ----------            ----------          -----------
   Net increase (decrease) in net assets resulting from operations..          541,484               438,362             (480,737)
                                                                           ----------            ----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................        1,089,983             1,476,759              522,055
   Participant transfers............................................        1,984,226             1,197,938             (774,160)
   Participant withdrawals..........................................         (357,873)             (447,958)            (159,479)
                                                                           ----------            ----------          -----------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................        2,716,336             2,226,739             (411,584)
                                                                           ----------            ----------          -----------
   Net increase (decrease) in net assets............................        3,257,820             2,665,101             (892,321)
NET ASSETS
   Beginning of period..............................................          887,893             1,805,944            1,941,551
                                                                           ----------            ----------          -----------
   End of period....................................................       $4,145,713           $ 4,471,045          $ 1,049,230
                                                                           ==========           ===========          ===========

                                                                                                   WANGER
                                                                           ENHANCED            INTERNATIONAL           WANGER U.S.
                                                                             INDEX               SMALL CAP              SMALL CAP
                                                                         SUBACCOUNT(1)           SUBACCOUNT            SUBACCOUNT
                                                                         -------------           ----------            ----------
FROM OPERATIONS
   Net investment income............................................       $    5,400            $   32,454          $    36,210
   Net realized gain (loss).........................................            8,444                (3,142)             (13,408)
   Net unrealized appreciation (depreciation).......................           40,253              (450,637)           1,960,796
                                                                           ----------            ----------          -----------
   Net increase (decrease) in net assets resulting from operations..           54,097              (421,325)           1,983,598
                                                                           ----------            ----------          -----------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          334,421             2,372,417            3,760,805
   Participant transfers............................................        1,632,282             4,882,238           11,222,509
   Participant withdrawals..........................................          (69,792)             (595,864)          (1,086,412)
                                                                           ----------            ----------          -----------
   Net increase in net assets resulting from participant transactions       1,896,911             6,658,791           13,896,902
                                                                           ----------            ----------          -----------
   Net increase in net assets.......................................        1,951,008             6,237,466           15,880,500
NET ASSETS
   Beginning of period..............................................                0               296,406              466,997
                                                                           ----------            ----------          -----------
   End of period....................................................       $1,951,008            $6,533,872          $16,347,497
                                                                           ==========            ==========          ===========
















(1) From inception July 18, 1997 to December 31, 1997


                       See Notes to Financial Statements

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION
   Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company ("Phoenix"). The Account is offered as Flex Edge and Flex Edge Success for individual variable life insurance and as Joint Edge for variable first-to-die joint life insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and currently consists of 22 Subaccounts, that invest in a corresponding series (the "Series") of The Phoenix Edge Series Fund, Wanger Advisors Trust and the Templeton Variable Products Series Fund (the "Funds").

   Each Series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments: stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long-term growth of capital. The Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Schafer Mid-Cap Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value. The Wanger U.S. Small Cap Series invests in growth common stock of U.S. companies with stock market capitalization of less than $1 billion. The Wanger International Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion. The Templeton Stock Series is a capital growth common stock fund. The Templeton Asset Allocation Series invests in stocks and debt obligations of companies and governments and money market instruments seeking high total return. The Templeton International Series invests in stocks and debt obligations of companies and governments outside the United States. The Templeton Developing Markets Series seeks long-term capital appreciation by investing in equity securities of issuers in countries having developing markets. The Mutual Shares Investments Series is a capital appreciation fund with income as a secondary objective. Policyowners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.
B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.
C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.
D. DISTRIBUTIONS: Distributions are recorded on the ex-dividend date.

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
   Purchases and sales of shares of the Funds for the period ended December 31, 1998 aggregated the following:

SUBACCOUNT                                                                                        PURCHASES               SALES
----------                                                                                        ---------               -----
The Phoenix Edge Series Fund:
   Money Market...................................................................              $31,853,252          $19,256,778
   Growth.........................................................................               49,284,935           18,102,090
   Multi-Sector Fixed Income......................................................                5,350,134            3,521,752
   Strategic Allocation...........................................................                8,277,641            5,400,772
   International..................................................................               22,081,567            7,973,787
   Balanced.......................................................................                5,741,504            2,100,013
   Real Estate....................................................................                2,362,768            1,406,089
   Strategic Theme................................................................                2,670,131              991,086
   Aberdeen New Asia..............................................................                1,098,420              638,124
   Enhanced Index.................................................................                9,931,894              410,925
   Engemann Nifty Fifty...........................................................                1,727,380              234,060
   Seneca Mid-Cap Growth..........................................................                  899,775               78,430
   Growth and Income..............................................................                3,124,752              143,071
   Value Equity ..................................................................                  812,090               65,764
   Schafer Mid-Cap................................................................                  956,377               48,994
Wanger Advisors Trust:
   U.S. Small Cap.................................................................               15,711,241            1,664,671
   International Small Cap........................................................                4,491,053              865,300
Templeton Variable Products Series Fund:
   Stock..........................................................................                   45,944               19,108
   Asset Allocation...............................................................                   37,827                  614
   International..................................................................                   75,110               23,719
   Developing Markets.............................................................                   30,632               21,135
   Mutual Shares Investments......................................................                   67,242               14,097

NOTE 4--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS (IN UNITS)

                                                                              SUBACCOUNT
                                        ----------------------------------------------------------------------------------------
                                           MONEY                    MULTI-SECTOR      STRATEGIC
                                          MARKET        GROWTH      FIXED INCOME     ALLOCATION     INTERNATIONAL     BALANCED
                                          ------        ------      ------------     ----------     -------------     --------
FLEX EDGE & FLEX EDGE SUCCESS
Units outstanding, beginning of period   10,888,182    53,796,712      6,969,616      12,553,404      22,691,802      11,152,659
Participant deposits.................    25,232,325    10,943,361      1,612,375       1,983,152       4,321,346       1,820,359
Participant transfers................   (13,413,441)       21,924       (641,776)       (310,963)         (9,321)        703,668
Participant withdrawals..............    (3,942,355)   (6,691,981)      (794,000)     (1,864,672)     (2,401,968)     (1,282,042)
                                        -----------    ----------      ---------      ----------      ----------      ----------
Units outstanding, end of period.....    18,764,711    58,070,016      7,146,215      12,360,921      24,601,859      12,394,644
                                        ===========    ==========      =========      ==========      ==========      ==========

                                           MONEY                    MULTI-SECTOR      STRATEGIC
                                          MARKET        GROWTH      FIXED INCOME     ALLOCATION     INTERNATIONAL      BALANCED
                                          ------        ------      ------------     ----------     -------------      --------
JOINT EDGE
Units outstanding, beginning of period      650,414     2,524,123        230,895         393,860       1,118,378         533,527
Participant deposits.................     1,247,784       930,424        109,413         131,317         304,285         133,364
Participant transfers................    (1,005,432)       64,060         23,533          11,609          33,078           1,554
Participant withdrawals..............      (211,736)     (550,102)       (44,856)        (43,489)       (195,917)        (97,145)
                                        -----------    ----------      ---------      ----------      ----------       ---------
Units outstanding, end of period.....       681,030     2,968,505        318,985         493,297       1,259,824         571,300
                                        ===========    ==========      =========      ==========      ==========       =========

                                                                                                                         SENECA
                                                        STRATEGIC        ABERDEEN        ENHANCED       ENGEMANN         MID-CAP
                                        REAL ESTATE       THEME          NEW ASIA          INDEX       NIFTY FIFTY       GROWTH
                                        -----------       -----          --------          -----       -----------       ------
FLEX EDGE & FLEX EDGE SUCCESS
Units outstanding, beginning of period    2,502,410     3,525,204      1,458,554       1,799,793               0               0
Participant deposits.................     1,037,325     1,263,895        687,377       1,725,325         400,612         252,441
Participant transfers................      (280,388)       31,327        219,381       5,787,200         992,193         513,395
Participant withdrawals..............      (319,584)     (450,102)      (194,425)       (458,191)        (54,757)        (26,335)
                                        -----------    ----------      ---------      ----------      ----------       ---------
Units outstanding, end of period.....     2,939,763     4,370,324      2,170,887       8,854,127       1,338,048         739,501
                                        ===========    ==========      =========      ==========      ==========       =========

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

                                                                                                                           SENECA
                                                         STRATEGIC         ABERDEEN        ENHANCED        ENGEMANN        MID-CAP
                                          REAL ESTATE      THEME           NEW ASIA         INDEX         NIFTY FIFTY      GROWTH
                                          -----------      -----           --------         -----         -----------      ------
JOINT EDGE
Units outstanding, beginning of period      121,350        319,957          107,352          30,998               0              0
Participant deposits.................       113,951        161,092           85,676         148,090          14,103         75,052
Participant transfers................        13,592         56,807           (1,658)        142,233          39,696         26,849
Participant withdrawals..............       (42,871)       (78,847)         (34,499)        (33,591)         (3,255)       (39,515)
                                            -------        -------          -------         -------          ------        -------
Units outstanding, end of period.....       206,022        459,009          156,871         287,730          50,544         62,386
                                            =======        =======          =======         =======          ======        =======

                                           GROWTH           VALUE           SCHAFER         WANGER          WANGER        TEMPLETON
                                         AND INCOME        EQUITY           MID-CAP          U.S.       INTERNATIONAL       STOCK
                                         ----------        ------           -------          ----       -------------       -----
FLEX EDGE & FLEX EDGE SUCCESS
Units outstanding, beginning of period            0              0                0      11,757,123       6,155,973              0
Participant deposits.................       588,751        193,279          400,967       5,947,597       2,569,304          1,584
Participant transfers................     2,152,823        523,931          607,611       4,569,528       1,144,508         26,379
Participant withdrawals..............      (117,030)       (22,598)         (34,699)     (1,637,206)       (825,549)          (436)
                                          ---------        -------          -------      ----------       ---------         ------
Units outstanding, end of period.....     2,624,544        694,612          973,879      20,637,042       9,044,236         27,527
                                          =========        =======          =======      ==========       =========         ======

                                          GROWTH          VALUE         SCHAFER           WANGER         WANGER         TEMPLETON
                                         AND INCOME       EQUITY         MID-CAP            U.S.       INTERNATIONAL       STOCK
                                         ----------       ------         -------            ----       -------------       -----
JOINT EDGE
Units outstanding, beginning of period            0              0               0          503,845         351,440              0
Participant deposits.................        73,871         31,173          34,931          509,418         270,057              0
Participant transfers................       104,626         32,233          16,146          278,250         111,481              7
Participant withdrawals..............       (18,133)       (10,012)        (11,495)        (201,106)       (101,827)            (0)
                                          ---------        -------          -------      ----------       ---------         ------
Units outstanding, end of period.....       160,364         53,394          39,582        1,090,407         631,151              7
                                          =========        =======          =======      ==========       =========         ======

                                          TEMPLETON                       TEMPLETON         MUTUAL
                                            ASSET         TEMPLETON      DEVELOPING         SHARES
                                          ALLOCATION    INTERNATIONAL      MARKETS       INVESTMENTS
                                          ----------    -------------      -------       -----------
FLEX EDGE & FLEX EDGE SUCCESS
Units outstanding, beginning of period            0              0               0                0
Participant deposits.................         2,343          4,538           1,493            4,698
Participant transfers................        35,402         44,851           8,537           53,945
Participant withdrawals..............          (620)          (617)            (31)          (4,611)
                                             ------         ------           -----           ------
Units outstanding, end of period.....        37,125         48,772           9,999           54,032
                                             ======         ======           =====           ======

                                           TEMPLETON                      TEMPLETON         MUTUAL
                                             ASSET        TEMPLETON       DEVELOPING         SHARES
                                          ALLOCATION    INTERNATIONAL       MARKETS       INVESTMENTS
                                          ----------    -------------       -------       -----------
JOINT EDGE
Units outstanding, beginning of period            0              0               0                0
Participant deposits.................             0              0              75                0
Participant transfers................           121          2,719               0                0
Participant withdrawals..............           (17)           (76)             (0)              (0)
                                             ------         ------           -----           ------
Units outstanding, end of period.....           104          2,643              75                0
                                             ======         ======           =====           ======

NOTE 5--POLICY LOANS
   Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 90% of a policy's cash value with an interest rate set in accordance with the contract due and payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 2% for Flex Edge Success policies, and 6% for Joint Edge and Flex Edge policies. Loan repayments result in a transfer of collateral back to the Account.

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 6--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
   Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation, a registered broker/dealer in securities, provide all services to the Account.
   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $30,323,330 during the year ended December 31, 1998. Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a partial surrender charge equal to a pro rata portion of the applicable surrender charge is deducted from the policy value and paid to Phoenix.
   Phoenix Equity Planning Corporation is the principal underwriter and distributor of the Account. Phoenix Equity Planning Corporation is reimbursed for its distribution and underwriting expenses by Phoenix.
   Policies which are surrendered during the first ten policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the Policy is surrendered (or a partial withdrawal is taken or the Face Amount is reduced or the Policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums).
   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.80% of the average daily net assets of the Account for mortality and expense risks assumed for Flex Edge and Joint Edge. For Flex Edge Success, the Account is charged an annual rate of 0.80% for the first fifteen years and 0.25% thereafter.

NOTE 7--DIVERSIFICATION REQUIREMENTS
   Under the provisions of Section 817(h) of the Internal Revenue Code (the "Code"), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a universal life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.
   The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                        REPORT OF INDEPENDENT ACCOUNTANTS


[PricewaterhouseCoopers logo]


To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
 Participants of Phoenix Home Life Variable Universal Life Account:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts: Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation, International, Balanced, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index, Engemann Nifty Fifty, Seneca Mid-Cap Growth, Growth and Income, Value Equity, Schafer Mid-Cap, Wanger U.S. Small Cap, Wanger International Small Cap, Templeton Stock, Templeton Asset Allocation, Templeton International, Templeton Developing Markets and Mutual Shares Investments (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 1998, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 1998 by correspondence with fund custodians or transfer agents, provide a reasonable basis for the opinion expressed above.


/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Hartford, Connecticut
February 17, 1999

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

CUSTODIANS
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Financial Plaza
Hartford, Connecticut 06103

PHOENIX HOME LIFE MUTUAL
INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------



Report of Independent Accountants.............................................46

Consolidated Balance Sheet at December 31, 1998 and 1997......................47

Consolidated Statement of Income, Comprehensive Income and Equity
 for the Years Ended December 31, 1998, 1997 and 1996 ........................48

Consolidated Statement of Cash Flows for the Years Ended
 December 31, 1998, 1997 and 1996.............................................49

Notes to Consolidated Financial Statements ................................50-81

[PRICEWATERHOUSECOOPERS logo and address]







                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As indicated in Note 19, the company has revised the accounting for leveraged leases.



/s/ PricewaterhouseCoopers LLP

February 11, 1999, except as to Note 20, which is as of April 27, 1999

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                        DECEMBER 31,
                                                                              1998                        1997
                                                                                       (IN THOUSANDS)
ASSETS
Investments:
Held-to-maturity debt securities, at amortized cost                         $ 1,881,687                 $ 1,554,905
Available-for-sale debt securities, at fair value                             6,693,540                   5,659,061
Equity securities, at fair value                                                304,545                     335,888
Mortgage loans                                                                  797,343                     927,501
Real estate                                                                      91,975                     321,757
Policy loans                                                                  2,008,260                   1,986,728
Other invested assets                                                           377,326                     319,088
Short-term investments                                                          240,911                   1,078,276
                                                                            -----------                 -----------
Total investments                                                            12,395,587                  12,183,204

Cash and cash equivalents                                                       132,634                     159,307
Accrued investment income                                                       173,312                     149,566
Deferred policy acquisition costs                                             1,076,635                   1,038,407
Premiums, accounts and notes receivable                                         120,928                      99,468
Reinsurance recoverables                                                         96,676                      66,649
Property and equipment, net                                                     153,425                     156,190
Goodwill and other intangible assets, net                                       527,029                     541,499
Other assets                                                                     46,060                      61,087
Separate account assets                                                       4,798,949                   4,082,255
                                                                            -----------                 -----------
Total assets                                                                $19,521,235                 $18,537,632
                                                                            ===========                 ===========

LIABILITIES
Policy liabilities and accruals                                             $11,810,202                 $11,334,014
Securities sold subject to repurchase agreements                                                            137,473
Notes payable                                                                   449,252                     471,085
Deferred income taxes                                                           111,912                     150,440
Other liabilities                                                               555,352                     585,467
Separate account liabilities                                                  4,798,949                   4,082,255
                                                                            -----------                 -----------
Total liabilities                                                            17,725,667                  16,760,734
                                                                            -----------                 -----------
Contingent liabilities (Note 17)
MINORITY INTEREST IN NET ASSETS
 OF CONSOLIDATED SUBSIDIARIES
                                                                                 91,884                     136,514
                                                                            -----------                 -----------

EQUITY
Retained earnings                                                             1,609,393                   1,484,620
Accumulated other comprehensive income                                           94,291                     155,764
                                                                            -----------                 -----------
Total equity                                                                  1,703,684                   1,640,384
                                                                            -----------                 -----------
Total liabilities and equity                                                $19,521,235                 $18,537,632
                                                                            ===========                 ===========

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                                          1998            1997           1996
                                                                                     (IN THOUSANDS)
REVENUES
Premiums                                                                 $1,852,801      $1,640,606    $1,518,822
Insurance and investment product fees                                       619,476         468,030       421,058
Net investment income                                                       898,884         771,346       711,595
Net realized investment gains                                                63,562         111,465        77,422
                                                                         ----------      ----------    ----------
 Total revenues                                                           3,434,723       2,991,447     2,728,897
                                                                         ----------      ----------    ----------

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss
 adjustment expenses                                                      1,930,384       1,633,633     1,529,573
Policyholder dividends                                                      351,805         343,725       311,739
Policy acquisition expenses                                                 290,585         192,886       172,379
Amortization of goodwill and other intangible assets                         29,248          16,393        15,610
Interest expense                                                             29,889          28,147        17,570
Other operating expenses                                                    592,420         542,897       489,203
                                                                         ----------      ----------    ----------
  Total benefits, losses and expenses                                     3,224,331       2,757,681     2,536,074
                                                                         ----------      ----------    ----------

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                            210,392         233,766       192,823

Income taxes                                                                 75,152          58,177        80,683
                                                                         ----------      ----------    ----------

INCOME BEFORE MINORITY INTEREST                                             135,240         175,589       112,140

Minority interest in net income of consolidated subsidiaries                 10,467           8,882         8,902
                                                                         ----------      ----------    ----------

NET INCOME                                                                  124,773         166,707       103,238
                                                                         ----------      ----------    ----------

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAXES
Unrealized (losses) gains on securities                                     (46,967)         98,287        42,493
Reclassification adjustment for net realized gains
   included in net income                                                   (12,980)        (30,213)      (28,580)
Minimum pension liability adjustment                                         (1,526)         (2,101)        1,241
                                                                         ----------      ----------    ----------
  Total other comprehensive income (loss)                                   (61,473)         65,973        15,154
                                                                         ----------      ----------    ----------

COMPREHENSIVE INCOME                                                         63,300         232,680       118,392
                                                                         ----------      ----------    ----------

EQUITY, BEGINNING OF YEAR - RESTATED (NOTE 19)                            1,640,384       1,407,704     1,289,312
                                                                         ----------      ----------    ----------

EQUITY, END OF YEAR                                                      $1,703,684      $1,640,384    $1,407,704
                                                                         ==========      ==========    ==========




        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
                                                                               1998           1997          1996
                                                                                          (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                                 $  124,773     $  166,707     $  103,238

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY OPERATIONS
  Net realized investment gains                                                 (63,562)      (111,465)       (77,422)
  Amortization and depreciation                                                  60,580         90,565         64,870
  Equity in undistributed earnings of affiliates and partnerships               (25,110)       (34,057)       (22,037)
  Deferred income taxes (benefit)                                                (9,274)         3,663         16,126
  (Increase) decrease in receivables                                            (75,233)       (49,172)         5,955
  Increase in deferred policy acquisition costs                                 (31,534)       (48,860)       (61,985)
  Increase in policy liabilities and accruals                                   487,312        512,476        559,724
  Increase (decrease) in other assets/other liabilities, net                     53,194         44,269        (66,337)
  Other, net                                                                      3,412          5,417           (320)
                                                                              ---------     ----------     ----------
    Net cash provided by operating activities                                   524,558        579,543       521,812
                                                                              ---------     ----------     ----------

CASH FLOW FROM INVESTING ACTIVITIES
  Proceeds from sales, maturities or repayments
    of available-for-sale debt securities                                     1,446,990      1,187,943      1,348,809
  Proceeds from maturities or repayments of held-to-maturity
    debt securities                                                             306,183        217,302        118,596
  Proceeds from disposals of equity securities                                   45,204         51,373        382,359
  Proceeds from mortgage loan maturities or repayments                          200,419        164,213        151,760
  Proceeds from sale of real estate and other invested assets                   458,467        218,874        127,440
  Purchase of available-for-sale debt securities                             (2,568,971)    (1,689,479)    (1,909,086)
  Purchase of held-to-maturity debt securities                                 (631,974)      (225,722)      (385,321)
  Purchase of equity securities                                                 (86,472)       (88,573)      (215,104)
  Purchase of subsidiaries                                                       (6,647)      (246,400)
  Purchase of mortgage loans                                                    (75,974)      (140,831)      (200,683)
  Purchase of real estate and other invested assets                            (201,424)       (90,593)      (157,077)
  Change in short-term investments, net                                         837,365         58,384        110,503
  Increase in policy loans                                                      (21,532)       (59,699)       (49,912)
  Capital expenditures                                                          (23,935)       (41,504)        (3,543)
  Other investing activities, net                                                (6,540)        (1,750)        (5,898)
                                                                              ---------     ----------     ----------
    Net cash used for investing activities                                     (328,841)      (686,462)      (687,157)
                                                                              ---------     ----------     ----------

CASH FLOW FROM FINANCING ACTIVITIES
  Withdrawals of contractholder deposit funds,
    net of deposits and interest credited                                       (11,124)       (17,902)        (6,301)
  (Repayment of)/proceeds from securities sold
    subject to repurchase agreements                                           (137,472)       137,472
  Proceeds from borrowings                                                          136        215,359        226,082
  Repayment of borrowings                                                       (63,328)      (234,703)        (2,400)
  Dividends paid to minority shareholders in consolidated subsidiaries           (4,938)        (6,895)        (6,245)
  Other financing activities                                                     (5,664)
                                                                              ---------     ----------     ----------
    Net cash provided by (used for) financing activities                       (222,390)        93,331        211,136
                                                                              ---------     ----------     ----------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                         (26,673)       (13,588)        45,791

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                    159,307        172,895        127,104
                                                                              ---------     ----------     ----------

CASH AND CASH EQUIVALENTS, END OF YEAR                                       $  132,634     $  159,307     $  172,895
                                                                              =========     ==========     ==========

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid, net                                                   $   44,508     $   76,167     $   76,157
    Interest paid on indebtedness                                            $   32,834     $   32,300     $   19,214

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Home Life Mutual Insurance Company (Phoenix) and its subsidiaries market a wide range of insurance and investment products and services including individual participating life insurance, variable life insurance, group life and health insurance, life and health reinsurance, annuities, investment advisory and mutual fund distribution services and insurance agency and brokerage operations, primarily based in the United States. These products and services are distributed among five reportable segments:
    Individual Insurance, Life Reinsurance, Group Life and Health Insurance, Securities Management and All Other. See Note 10 for segment information.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Phoenix and significant subsidiaries. Less than majority-owned entities in which Phoenix has significant influence over operating and financial policies and generally at least a 20% ownership interest are reported on the equity basis.

    These consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant intercompany accounts and transactions have been eliminated. Amounts for 1997 and 1996 have been retroactively restated to account for income from leveraged lease investments (see Note 19). Certain reclassifications have been made to the 1997 and 1996 amounts to conform with the 1998 presentation.

    VALUATION OF INVESTMENTS

    Investments in debt securities include bonds, asset-backed securities including collateralized mortgage obligations and redeemable preferred stocks. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

    Equity securities are reported at fair value based principally on their quoted market prices with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

    Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

    Short-term investments are carried at amortized cost, which approximates fair value.

    Partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. These earnings or losses are included in investment income. Prior to 1998, for venture capital partnerships, this activity was reflected in capital gains and losses. Such earnings and losses included in prior year financial statements have been reclassified to reflect this change.

    Beginning in 1998, leveraged lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Prior to 1998, leveraged lease investments were carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. Prior years have been restated to reflect these changes (see Note 19).

    Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and deferred policy acquisition costs.

    FINANCIAL INSTRUMENTS

    In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt, investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps and interest rate floors. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

    Phoenix also uses interest rate swaps and futures contracts as hedges for asset/liability management of fixed income investments and certain liabilities. Realized gains and losses on these contracts are deferred and amortized over the life of the hedged asset or liability.

    Phoenix enters into interest rate floor contracts to hedge against significant declines in interest rates by locking in a minimum interest rate amount that will be received on future reinvestments in terms of an underlying treasury yield. Phoenix does not enter into interest rate floor contracts for trading purposes. The excess of a predetermined (strike) rate over a reference (index) rate is recognized in investment income when received or paid.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of revenues, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

    For individual participating life insurance business, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

    For universal life, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

    GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Other intangible assets are amortized on a straight-line basis over the estimated lives of such assets. Management periodically reevaluates the propriety of the carrying value of goodwill and other intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

    SEPARATE ACCOUNTS

    Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

    POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

    POLICYHOLDERS' DIVIDENDS

    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro rata portion of the dividends payable on the next anniversary of each policy. Phoenix also establishes a liability for termination dividends.

    INCOME TAXES

    Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for 1998 and prior years. Entities included within the consolidated group are segregated into either a life insurance or nonlife insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible nonlife tax losses that can be applied to offset life company taxable income.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

    As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus.

    RECENT ACCOUNTING PRONOUNCEMENTS

    Phoenix adopted Statement of Financial Accounting Standard (SFAS) No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

    In 1998, Phoenix adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement supersedes SFAS No. 14, "Financial Reporting for Segments of a

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Business Enterprise," replacing the "industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of Phoenix's reportable segments. The adoption of this statement did not affect the results of operations or financial position but did affect the disclosure of segment information.

    In 1998, Phoenix adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which amends SFAS No. 87, "Employers' Accounting for Pensions," No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions." The new statement revises and standardizes employers' disclosures about pension and other postretirement benefit plans. Adoption of this statement did not affect the results of operations or financial position of the company.

    On June 15, 1998, The Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement, effective for all years beginning after June 15, 1999, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designed as part of a hedge transaction and, if it is, the type of hedge transaction. Management anticipates that, due to its limited use of derivative instruments, the adoption of this statement will not have a significant effect on Phoenix's results of operations or its financial position.

3.  SIGNIFICANT TRANSACTIONS

    DIVIDEND SCALE REDUCTION

    Due to the decline of interest rates in the financial markets to historic lows and the strong likelihood that such levels will be sustained, Phoenix carefully reviewed and considered a change in its dividend scale. As a result, in October 1998, Phoenix's Board of Directors voted to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies are being reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998.

    REAL ESTATE SALES

    On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309 million in cash. This transaction, along with the sale of 18 other properties and partnerships during the year, which had a carrying value of $36.7 million, resulted in after-tax gains of approximately $49.6 million. As of December 31,1998, Phoenix has 7 commercial real estate properties remaining with a carrying value of $55.7 million and 10 joint venture real estate partnerships with a carrying value of $36.3 million.

    PHOENIX INVESTMENT PARTNERS, LTD.

    On December 3, 1998, Phoenix Investment Partners completed the sale of its 49% interest in Canadian investment firm Beutel, Goodman & Company, Ltd. for $47 million. Phoenix Investment Partners received $37 million in cash and a $10 million three-year interest bearing note. The transaction resulted in a before-tax gain of approximately $17.5 million. Phoenix's interest represents an after-tax realized gain of approximately $6.8 million.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    On September 3, 1997, Phoenix Investment Partners acquired Pasadena Capital Corporation, the parent company of Roger Engemann & Associates, Inc. for approximately $214 million. Pasadena Capital managed over $7 billion in assets at December 31, 1998, primarily individual accounts.

    On July 17, 1997, Phoenix Investment Partners acquired a majority interest in GMG/Seneca Capital Management LLC, renamed Seneca Capital Management, for approximately $37.5 million. Seneca Capital Management managed $6 billion in assets at December 31, 1998.

    The purchase price for Pasadena Capital and Seneca Capital Management represented the consideration paid and the direct costs incurred by Phoenix Investment Partners to purchase Pasadena Capital and a majority interest in Seneca Capital Management. The excess of the purchase price over the fair value of the acquired net tangible assets of these companies totaled approximately $212.8 million. Of this excess purchase price, $110.2 million was classified as identifiable intangible assets, primarily associated with investment management contracts, which are being amortized over their estimated average useful life of 13 years using the straight line method. The remaining excess purchase price of $142.5 million was classified as goodwill and is being amortized over 40 years using the straight line method.

    Phoenix owns approximately 60% of the outstanding Phoenix Investment Partners' common stock. In addition, Phoenix owns 45% of Phoenix Investment Partners' convertible subordinated debentures.

    CONFEDERATION LIFE

    On December 31, 1997, Phoenix acquired the individual life and single-premium deferred annuity business of the former Confederation Life Insurance Company. Confederation Life, a Canadian mutual life insurer, was placed in liquidation during August of 1994. The blocks of business acquired were part of Confederation Life's U.S. branch operations and were covered under the rehabilitation plan approved by a Michigan circuit court. Approximately 40,000 policies with annualized premium of $122.8 million were included in the acquisition under an assumption reinsurance contract. Pursuant to initiation of the contract and the closing on December 31, 1997, Phoenix recorded all balances reinsured using the purchase accounting method. The value of reserves and liabilities acquired totaled $1.4 billion and exceeded the assets received, principally cash and short-term investments. The $141.3 million difference, which does not exceed the estimated present value of future profits of the acquired business, was recorded as deferred acquisition costs.

    SURPLUS NOTES

    On November 25, 1996, Phoenix issued $175 million of surplus notes with a 6.95% interest rate scheduled to mature on December 1, 2006. There are no sinking fund provisions in the notes. The notes are classified as notes payable in the Consolidated Balance Sheet.

    The notes were issued in accordance with Section 1307 (Contingent Liability for Borrowings) of the New York Insurance Law and, accordingly, interest and principal payments cannot be made without the approval of the New York Insurance Department.

    The notes were issued pursuant to Rule 144A (Private Resales of Securities to Institutions) under the Securities Act of 1933 underwritten by Bear, Stearns & Co. Inc., Chase Securities Inc. and Merrill Lynch & Co. and are administered by Bank of New York as registrar/paying agent.

    ABERDEEN ASSET MANAGEMENT PLC

    As of December 31, 1998, PM Holdings owned 10% of the outstanding common stock of Aberdeen Asset Management, a Scottish asset management firm. The investment is reported on the equity basis and classified as other invested assets in the Consolidated Balance Sheet.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    In addition, on April 15, 1996, Phoenix purchased a 7% convertible subordinated note issued by Aberdeen Asset Management for $37.5 million. The note, which matures on March 29, 2003, may be converted into shares which would be equivalent to approximately 10% of Aberdeen Asset Management's then outstanding common stock. The note is also classified as other invested assets in the Consolidated Balance Sheet.

    In the spring of 1996, Phoenix and Aberdeen Asset Management joined together to form Phoenix-Aberdeen International Advisors, LLC, an SEC registered investment advisor that, in conjunction with Phoenix Investment Partners and Aberdeen Asset Management, develops and markets investment products in the United States and the United Kingdom.

4.  INVESTMENTS

    Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

    DEBT AND EQUITY SECURITIES

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1998 were as follows:

                                                                        GROSS            GROSS
                                                     AMORTIZED       UNREALIZED        UNREALIZED        FAIR
                                                        COST            GAINS            LOSSES         VALUE
                                                                           (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds            $   10,562       $      643      $       (78)       $   11,127
    Foreign government bonds                              3,036                              (743)            2,293
    Corporate securities                              1,695,789           98,896          (13,823)        1,780,862
    Mortgage-backed securities                          172,300            6,201              (12)          178,489
                                                     ----------       ----------      -----------        ----------

      Total                                           1,881,687          105,740          (14,656)        1,972,771
                                                     ----------       ----------      -----------        ----------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                    497,089           34,454             (422)          531,121
    State and political subdivision bonds               529,977           43,622             (104)          573,495
    Foreign government bonds                            293,968           28,814          (18,691)          304,091
    Corporate securities                              1,993,720          110,525          (36,656)        2,067,589
    Mortgage-backed securities                        3,121,690          110,172          (14,618)        3,217,244
                                                     ----------       ----------      -----------        ----------

      Total                                           6,436,444          327,587          (70,491)        6,693,540
                                                     ----------       ----------      -----------        ----------

      TOTAL DEBT SECURITIES                          $8,318,131       $  433,327      $   (85,147)       $8,666,311
                                                     ----------       ----------      -----------        ----------

    EQUITY SECURITIES                                $  223,915       $  102,018      $   (21,388)       $  304,545
                                                     ==========       ==========      ===========        ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1997 were as follows:

                                                                         GROSS              GROSS
                                                      AMORTIZED        UNREALIZED         UNREALIZED            FAIR
                                                         COST            GAINS              LOSSES              VALUE
                                                                               (IN THOUSANDS)

    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds               $   11,041        $     569        $       (8)        $   11,602
    Foreign government bonds                                 3,032               15              (115)             2,932
    Corporate securities                                 1,521,033          103,267            (2,042)         1,622,258
    Mortgage-backed securities                              19,799              949                               20,748
                                                        ----------        ---------        ----------         ----------

      Total                                              1,554,905          104,800            (2,165)         1,657,540
                                                        ----------        ---------        ----------         ----------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                       501,190           25,020              (636)           525,574
    State and political subdivision bonds                  474,123           32,896            (3,477)           503,542
    Foreign government bonds                               248,831           26,303            (5,992)           269,142
    Corporate securities                                 1,384,503           97,943            (4,403)         1,478,043
    Mortgage-backed securities                           2,786,278           99,785            (3,303)         2,882,760
                                                        ----------        ---------        ----------         ----------

      Total                                              5,394,925          281,947           (17,811)         5,659,061
                                                        ----------        ---------        ----------         ----------

      TOTAL DEBT SECURITIES                             $6,949,830       $  386,747        $  (19,976)        $7,316,601
                                                        ----------        ---------        ----------         ----------

    EQUITY SECURITIES                                   $  158,217       $  190,669        $  (12,998)        $  335,888
                                                        ==========        =========        ==========         ==========


    The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 1998 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                                                              HELD-TO-MATURITY                   AVAILABLE-FOR-SALE
                                                         AMORTIZED           FAIR            AMORTIZED           FAIR
                                                           COST              VALUE             COST              VALUE
                                                                                 (IN THOUSANDS)

    Due in one year or less                             $    75,505       $    66,367       $    58,513       $    59,953
    Due after one year through five years                   512,131           535,084           460,182           481,790
    Due after five years through ten years                  672,533           710,988           948,676           983,590
    Due after ten years                                     449,218           481,843         1,847,383         1,950,963
    Mortgage-backed securities                              172,300           178,489         3,121,690         3,217,244
                                                        -----------       -----------       -----------       -----------

    Total                                               $ 1,881,687       $ 1,972,771       $ 6,436,444       $ 6,693,540
                                                        ===========       ===========       ===========       ===========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Carrying values for investments in mortgage-backed securities, excluding U.S. government guaranteed investments, were as follows:

                                                                                      DECEMBER 31,
                                                                                 1998              1997
                                                                                     (IN THOUSANDS)

             Planned amortization class                                        $  433,668         $  554,425
             Asset-backed                                                         910,594            594,128
             Mezzanine                                                            280,162            328,539
             Commercial                                                           641,485            556,155
             Sequential pay                                                       982,576            680,397
             Pass through                                                         119,065            132,522
             Other                                                                 21,994             56,393
                                                                               ----------         ----------

             Total mortgage-backed securities                                  $3,389,544         $2,902,559
                                                                               ==========         ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    MORTGAGE LOANS AND REAL ESTATE

    Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.


    Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                   MORTGAGE LOANS                            REAL ESTATE
                                                    DECEMBER 31,                             DECEMBER 31,
                                             1998                    1997             1998                1997
                                                   (IN THOUSANDS)                           (IN THOUSANDS)
    PROPERTY TYPE:
    Office buildings                        $221,244               $246,500          $ 38,343            $180,743
    Retail                                   203,927                231,886            36,858             108,907
    Apartment buildings                      261,894                303,990            21,553              20,560
    Industrial buildings                     121,789                162,008             1,600              39,810
    Other                                     19,089                 18,917                32                 238
    Valuation allowances                     (30,600)               (35,800)           (6,411)            (28,501)
                                            --------               --------          --------            --------
    Total                                   $797,343               $927,501          $ 91,975            $321,757
                                            ========               ========          ========            ========

    GEOGRAPHIC REGION:
    Northeast                               $169,368               $222,975          $ 47,709            $ 92,513
    Southeast                                213,916                257,376                32              85,781
    North central                            176,683                189,163            11,453              63,751
    South central                             98,956                 79,092            22,649              58,954
    West                                     169,020                214,695            16,543              49,259
    Valuation allowances                     (30,600)               (35,800)           (6,411)            (28,501)
                                            --------               --------          --------            --------
    Total                                   $797,343               $927,501          $ 91,975            $321,757
                                            ========               ========          ========            ========


    At December 31, 1998, scheduled mortgage loan maturities were as follows:
    1999--$99 million; 2000--$81 million; 2001--$87 million; 2002--$29 million;
    2003--$107 million; and $394 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $2.3 million and $8.6 million of its mortgage loans during 1998 and 1997, respectively, based on terms which differed from those granted to new borrowers.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:

                                  BALANCE AT                                                          BALANCE AT
                                  JANUARY 1,              ADDITIONS               DEDUCTIONS         DECEMBER 31,
                                                                    (IN THOUSANDS)
    1998
    Mortgage loans                  $ 35,800               $ 50,603                 $(55,803)             $30,600
    Real estate                       28,501                  5,108                  (27,198)               6,411
                                    --------               --------                 --------              -------
    Total                           $ 64,301               $ 55,711                 $(83,001)             $37,011
                                    ========               ========                 ========              =======

    1997
    Mortgage loans                  $ 48,399               $  6,731                 $(19,330)             $35,800
    Real estate                       47,509                  4,201                  (23,209)              28,501
                                    --------               --------                 --------              -------
    Total                           $ 95,908               $ 10,932                 $(42,539)             $64,301
                                    ========               ========                 ========              =======

    1996
    Mortgage loans                  $ 65,807               $  7,640                 $(25,048)             $48,399
    Real estate                       83,755                  2,526                  (38,772)              47,509
                                    --------               --------                 --------              -------
    Total                           $149,562               $ 10,166                 $(63,820)             $95,908
                                    ========               ========                 ========              =======

    NONINCOME-PRODUCING MORTGAGE LOANS AND BONDS

    The net carrying values of nonincome-producing mortgage loans were $15.6 million and $7.0 million at December 31, 1998 and 1997, respectively. The net carrying value of nonincome-producing bonds was $22.3 million at December 31, 1998. There were no nonincome-producing bonds at December 31, 1997.

    INTEREST RATE SWAPS AND INTEREST RATE FLOORS

    The notional amounts of Phoenix's interest rate swaps were $416.0 million and $272.9 million at December 31, 1998 and 1997, respectively. Weighted average received and paid rates were 6.24% and 5.79%, for 1998. The increase in net investment income related to interest rate swap contracts was $1.9 million and $.7 million for the years ended December 31, 1998 and 1997, respectively. The fair value of these interest rate swap agreements as of December 31, 1998 and 1997 were $11.0 million and $9.4 million, respectively. These agreements do not require the exchange of underlying principal amounts, and accordingly Phoenix's maximum exposure to credit risk is the difference in interest payments exchanged.

    During 1998, Phoenix entered into several interest rate floor contracts. The notional amount of Phoenix's interest rate floor contracts was $570.0 million at December 31, 1998. The weighted average strike rate was 4.59% for 1998. The excess of the strike rates over the index rates (5- and 10-year constant maturity treasury yields) was not significant. The fair value of these interest rate floors at December 31, 1998 was $1.4 million. These contracts do not require payment of notional principal.

    Management of Phoenix considers the likelihood of any material loss on these guarantees or interest rate swaps or floors to be remote.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    OTHER INVESTED ASSETS

    Other invested assets, consisting primarily of partnership interests and equity in unconsolidated affiliates, were as follows:

                                                                                      DECEMBER 31,
                                                                             1998                      1997
                                                                                     (IN THOUSANDS)

          Venture capital equity partnerships                              $140,591                  $ 88,228
          Transportation and equipment leases                                80,953                    78,024
          Affordable housing partnerships                                    10,854
          Investment in Aberdeen Asset Management                            72,257                    70,317
          Investment in Beutel, Goodman & Co. Ltd.                                                     31,214
          Investment in other affiliates                                     23,387                     5,453
          Seed money in separate accounts                                    26,587                    41,297
          Other partnership interests                                        22,697                     4,555
                                                                           --------                  --------
          Total other invested assets                                      $377,326                  $319,088
                                                                           ========                  ========

    NET INVESTMENT INCOME

    The components of net investment income for the year ended December 31, were as follows:

                                                    1998                       1997                       1996
                                                                         (IN THOUSANDS)

          Debt securities                           $598,892                  $509,702                   $469,713
          Equity securities                            6,469                     4,277                      4,689
          Mortgage loans                              83,101                    85,662                     84,318
          Policy loans                               146,477                   122,562                    117,742
          Real estate                                 38,338                    18,939                     21,799
          Leveraged leases                             2,746                     2,692                      3,286
          Other invested assets                       22,364                    31,365                     18,751
          Short-term investments                      23,825                    18,768                     18,688
                                                    --------                  --------                   --------
          Sub-total                                  922,212                   793,967                    738,986
          Less investment expenses                    23,328                    22,621                     27,391
                                                    --------                  --------                   --------
          Net investment income                     $898,884                  $771,346                   $711,595
                                                    ========                  ========                   ========

    Investment income of $8.4 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1998. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

    The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $40.8 million and $51.3 million at December 31, 1998 and 1997, respectively. Interest income on restructured

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.9 million, $5.3 million and $3.1 million in 1998, 1997 and 1996, respectively. Actual interest income on these loans included in net investment income was $4.0 million, $3.8 million and $5.2 million in 1998, 1997 and 1996, respectively.

    INVESTMENT GAINS AND LOSSES

    Net unrealized gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                              1998                1997                   1996
                                                                             (IN THOUSANDS)

    Debt securities                                        $ (7,040)              $112,194               $(70,986)
    Equity securities                                       (91,880)                74,547                 40,803
    Deferred policy acquisition costs                         6,694                (80,603)                51,528
    Deferred income taxes                                   (32,279)                38,064                  7,432
                                                           --------               --------               --------

    Net unrealized investment (losses) gains
      on securities available-for-sale                     $(59,947)              $ 68,074               $ 13,913
                                                           ========               ========               ========

    Realized investment gains and losses for the year ended December 31, were as follows:

                                                              1998                 1997                   1996
                                                                             (IN THOUSANDS)

    Debt securities                                         $(4,295)              $ 19,315               $(10,476)
    Equity securities                                        11,939                 26,290                 59,794
    Mortgage loans                                           (6,895)                 3,805                  2,628
    Real estate                                              67,522                 44,668                 24,711
    Other invested assets                                    (4,709)                17,387                    765
                                                           --------               --------               --------

    Net realized investment gains                          $ 63,562               $111,465               $ 77,422
                                                           ========               ========               ========

    The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:

                                                           1998                    1997                   1996
                                                                              (IN THOUSANDS)

         Proceeds from disposals                           $912,696               $821,339              $1,118,594
         Gross gains on sales                              $ 17,442               $ 27,954              $   12,547
         Gross losses on sales                             $ 33,641               $  5,309              $   25,575

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill and other intangible assets were as follows:

                                                                                            DECEMBER 31,
                                                                                      1998               1997
                                                                                           (IN THOUSANDS)
    Phoenix Investment Partners' gross amounts:
      Goodwill                                                                        $321,793           $321,932
      Investment management contracts                                                  169,006            167,788
      Noncompete covenant                                                                5,000              5,000
      Other                                                                                472              1,220
                                                                                      --------           --------
    Totals                                                                             496,271            495,940
                                                                                      --------           --------

    Other gross amounts:
      Goodwill                                                                          79,217             65,585
      Client listings                                                                   48,111             45,441
      Intangible asset related to pension plan benefits                                 16,229             18,032
      Other                                                                              1,690                279
                                                                                      --------           --------
    Totals                                                                             145,247            129,337
                                                                                      --------           --------

    Total gross goodwill and other intangible assets                                   641,518            625,277

    Accumulated amortization - Phoenix Investment Partners                             (49,615)           (27,579)
    Accumulated amortization - other                                                   (64,874)           (56,199)
                                                                                      --------           --------

    Total net goodwill and other intangible assets                                    $527,029           $541,499
                                                                                      ========           ========




    In 1997, American Phoenix Corporation wrote down the carrying value of its goodwill and other intangible assets by $18.8 million. This impairment loss is included in other operating expenses in the Consolidated Statement of Income, Comprehensive Income and Equity.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  NOTES PAYABLE

                                                                                            DECEMBER 31,
                                                                                   1998                     1997
                                                                                           (IN THOUSANDS)

      Short-term debt                                                             $ 20,463                 $ 15,539
      Bank borrowings                                                              205,778                  263,732
      Notes payable                                                                  5,438                   14,632
      Subordinated debentures                                                       41,359
      Surplus notes                                                                175,000                  175,000
      Secured debt                                                                   1,214                    2,182
                                                                                  --------                 --------

      Total notes payable                                                         $449,252                 $471,085
                                                                                  ========                 ========

    Phoenix has various lines of credit established with major commercial banks. As of December 31, 1998, Phoenix had outstanding balances totaling $219.7 million. The total unused credit was $190.7 million. Interest rates ranged from 5.24% to 7.98% in 1998.

    Maturities of other indebtedness are as follows: 1999--$20.5 million; 2000--$38.3 million; 2001--$29.2 million; 2002--$318.3 million; 2003--$1.1 million; 2004 and thereafter--$41.9 million.

    Interest expense was $29.9 million, $32.5 million and $18.0 million for the years ended December 31, 1998, 1997 and 1996, respectively.

7.  INCOME TAXES

    A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:

                                                         1998                      1997                      1996
                                                                              (IN THOUSANDS)

 Income taxes
   Current                                               $80,322                  $54,514                   $59,673
   Deferred                                               (5,170)                   3,663                    21,010
                                                         -------                  -------                   -------

 Total                                                   $75,152                  $58,177                   $80,683
                                                         =======                  =======                   =======

    The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):

                                                        1998                 1997                    1996
                                                                   %                      %                     %

     Income tax expense at statutory rate             $73,637      35       $81,818       35        $67,488     35
     Dividend received deduction and
       tax-exempt interest                             (3,691)     (1)       (2,513)      (1)        (2,107)    (1)
     Other, net                                         5,206       2        (8,017)      (4)         2,736      1
                                                      -------      --       -------       --         ------     --
                                                       75,152      36        71,288       30         68,117     35

     Differential earnings (equity tax)                                     (13,111)      (5)        12,566      7
                                                      -------      --       -------       --         ------     --

     Income taxes                                     $75,152      36       $58,177       25        $80,683     42
                                                      =======      ==       =======       ==        =======     ==

    The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                                                         DECEMBER 31,
                                                                              1998                        1997
                                                                                       (IN THOUSANDS)

     Deferred policy acquisition costs                                      $  301,337                 $  303,500
     Unearned premium/deferred revenue                                        (148,112)                  (139,817)
     Impairment reserves                                                       (23,393)                   (26,102)
     Pension and other postretirement benefits                                 (59,164)                   (56,643)
     Investments                                                               105,395                     83,821
     Future policyholder benefits                                             (141,130)                  (140,980)
     Other                                                                      28,730                     45,053
                                                                            ----------                 ----------
                                                                                63,663                     68,832
     Net unrealized investment gains                                            51,597                     84,134
     Minimum pension liability                                                  (3,348)                    (2,526)
                                                                            ----------                 ----------

     Deferred income tax liability, net                                     $  111,912                 $  150,440
                                                                            ==========                 ==========

    Gross deferred income tax assets totaled $375 million and $366 million at December 31, 1998 and 1997, respectively. Gross deferred income tax liabilities totaled $487 million and $516 million at December 31, 1998 and 1997, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1998 and 1997 will be realized.

    The Internal Revenue Service is currently examining Phoenix's tax returns for 1995 through 1997. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending tax matters.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.  PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

    PENSION PLANS

    Phoenix has a multi-employer, noncontributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a nonqualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

    Components of net periodic pension cost for the years ended December 31, were as follows:

                                                             1998                   1997                   1996
                                                                               (IN THOUSANDS)

    Components of net periodic benefit cost
          Service cost                                      $ 11,046               $ 10,278               $ 10,076
          Interest cost                                       22,958                 22,650                 22,661
          Expected return on plan assets                     (25,083)               (22,055)               (20,847)
          Amortization of net transition asset                (2,369)                (2,369)                (2,468)
          Amortization of prior service cost                   1,795                  1,795                    (22)
          Amortization of net (gain) loss                     (1,247)                    25                  1,867
                                                            --------               --------               --------
          Net periodic benefit cost                         $  7,100               $ 10,324               $ 11,267
                                                            ========               ========               ========

    In 1996, Phoenix offered an early retirement program which granted an additional benefit of five years of age and service. As a result of the early retirement program, Phoenix recorded an additional pension expense of $8.7 million for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:

                                                                                            DECEMBER 31,
                                                                                      1998                1997
                                                                                           (IN THOUSANDS)

    Change in projected benefit obligation
      Projected benefit obligation at beginning of year                         $ 335,436               $ 301,245
      Service cost                                                                 11,046                  10,278
      Interest cost                                                                22,958                  22,650
      Plan amendments                                                                                         171
      Actuarial loss                                                                1,958                  18,644
      Benefit payments                                                            (17,936)                (17,552)
                                                                                ---------               ---------
      Benefit obligation at end of year                                         $ 353,462               $ 335,436
                                                                                =========               =========

    Change in plan assets
      Fair value of plan assets at beginning of year                            $ 321,555               $ 283,245
      Actual return on plan assets                                                 58,225                  53,093
      Employer contributions                                                        2,975                   2,769
      Benefit payments                                                            (17,936)                (17,552)
                                                                                ---------               ---------
      Fair value of plan assets at end of year                                  $ 364,819               $ 321,555
                                                                                =========               =========

      Funded status of the plan                                                 $  11,357               $ (13,881)
      Unrecognized net transition asset                                           (14,217)                (16,586)
      Unrecognized prior service cost                                              16,185                  17,980
      Unrecognized net gain                                                       (75,921)                (45,986)
                                                                                ---------               ---------
      Net amount recognized                                                     $ (62,596)              $ (58,473)
                                                                                =========               =========

    Amounts recognized in the Consolidated Balance
      Sheet consist of:
      Accrued benefit liability                                                 $ (88,391)              $ (83,724)
      Intangible asset                                                             16,229                  18,032
      Accumulated other comprehensive income                                        9,566                   7,219
                                                                                ---------               ---------
                                                                                $ (62,596)              $ (58,473)
                                                                                =========               =========


    At December 31, 1998 and 1997, the nonqualified plan was unfunded and had projected benefit obligations of $57.2 million and $50.4 million, respectively. The accumulated benefit obligations as of December 31, 1998 and 1997 related to this plan were $48.4 million and $42.8 million, respectively, and are included in other liabilities.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $6.2 million and $4.7 million, net of income taxes, at December 31, 1998 and 1997, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the nonqualified plan. Phoenix has also recorded an intangible asset of $16.2 million and $18.0 million as of December 31, 1998 and 1997 related to the nonqualified plan.

    The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.0% and 4.0% for 1998 and 1997. The discount rate assumption for 1998 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The expected long-term rate of return on retirement plan assets was 8.0% in 1998 and 1997.

    The pension plan's assets include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

    Phoenix also sponsors savings plans for its employees and agents which are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to limitation, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1998, 1997 and 1996 were $4.1 million, $3.8 million and $4.2 million, respectively.

    OTHER POSTRETIREMENT BENEFIT PLANS

    In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

    The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                                     1998                1997              1996
                                                                                   (IN THOUSANDS)
    Components of net periodic benefit cost
             Service cost                                            $3,436             $3,136             $2,765
             Interest cost                                            4,572              4,441              4,547
             Amortization of net gain                                (1,232)            (1,527)            (1,576)
                                                                     ------             ------             ------
             Net periodic benefit cost                               $6,776             $6,050             $5,736
                                                                     ======             ======             ======

    In addition to the net periodic postretirement benefit cost, Phoenix expensed an additional $3.0 million for postretirement benefits related to the early retirement program for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:

                                                                                           DECEMBER 31,
                                                                                   1998                    1997
                                                                                          (IN THOUSANDS)

    Change in projected postretirement benefit obligation
      Projected benefit obligation at beginning of year                           $ 66,618               $ 63,656
      Service cost                                                                   3,436                  3,136
      Interest cost                                                                  4,572                  4,441
      Actuarial (gain) loss                                                            397                   (518)
      Benefit payments                                                              (4,080)                (4,098)
                                                                                  --------               --------
      Projected benefit obligation at end of year                                 $ 70,943               $ 66,617
                                                                                  --------               --------

    Change in plan assets
      Employer contributions                                                      $  4,080               $  4,098
      Benefit payments                                                              (4,080)                (4,098)
                                                                                  --------               --------
      Fair value of plan assets at end of year                                    $                        $
                                                                                  --------               --------

      Funded status of the plan                                                   $(70,943)              $(66,617)
      Unrecognized net gain                                                        (26,408)               (28,037)
                                                                                  --------               --------
      Accrued benefit liability                                                   $(97,351)              $(94,654)
                                                                                  ========               ========

    The discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1998 and 1997.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 9.5% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter. Based on this assumption the health care costs were assumed to increase 8.5% in 1998.

    The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.6 million and the annual service and interest cost by $.7 million, before taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.3 million and the annual service and interest cost by $.6 million, before taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

    OTHER POSTEMPLOYMENT BENEFITS

    Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expense was ($.5) million for 1998, $.4 million for 1997 and $.4 million for 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.  COMPREHENSIVE INCOME

    The components of, and related tax effects for, other comprehensive income for the years ended December 31, were as follows:

                                                              1998                 1997                   1996
                                                                              (IN THOUSANDS)
    UNREALIZED (LOSSES) GAINS ON SECURITIES
       AVAILABLE-FOR-SALE:
    Before-tax amount                                       $(72,255)             $151,210               $ 65,374
    Tax expense (benefit)                                    (25,288)               52,923                 22,881
                                                            --------              --------               --------
    Totals                                                   (46,967)               98,287                 42,493
                                                            --------              --------               --------

    RECLASSIFICATION ADJUSTMENT FOR NET GAINS
       REALIZED IN NET INCOME:
    Before-tax amount                                        (19,970)              (46,481)               (43,969)
    Tax (benefit)                                             (6,990)              (16,268)               (15,389)
                                                            --------              --------               --------
    Totals                                                   (12,980)              (30,213)               (28,580)
                                                            --------              --------               --------

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
       AVAILABLE-FOR-SALE:
    Before-tax amount                                        (92,225)              104,729                 21,405
    Tax expense (benefit)                                    (32,278)               36,655                  7,492
                                                            --------              --------               --------
    Totals                                                  $(59,947)             $ 68,074               $ 13,913
                                                            --------              --------               --------

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Before-tax amount                                       $ (2,347)             $ (3,232)              $  1,910
    Tax expense (benefit)                                       (821)               (1,131)                   669
                                                            --------              --------               --------
    Totals                                                  $ (1,526)             $ (2,101)              $  1,241
                                                            ========              ========               ========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                                    1998              1997                 1996
                                                                                 (IN THOUSANDS)

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
       AVAILABLE-FOR-SALE:
    Balance, beginning of year                                     $160,457          $ 92,383            $ 78,470
    Change during period                                            (59,947)           68,074              13,913
                                                                   --------          --------            --------
    Balance, end of year                                            100,510           160,457              92,383
                                                                   --------          --------            --------

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Balance, beginning of year                                       (4,693)           (2,592)             (3,833)
    Change during period                                             (1,526)           (2,101)              1,241
                                                                   --------          --------            --------
    Balance, end of year                                             (6,219)           (4,693)             (2,592)
                                                                   --------          --------            --------

    ACCUMULATED OTHER COMPREHENSIVE INCOME:
    Balance, beginning of year                                      155,764            89,791              74,637
    Change during period                                            (61,473)           65,973              15,154
                                                                   --------          --------            --------
    Balance, end of year                                           $ 94,291          $155,764            $ 89,791
                                                                   ========          ========            ========

10. SEGMENT INFORMATION

    Phoenix is organized by lines of business that include similar product groupings. Lines of businesses have been grouped into the following reportable segments: Individual Insurance, Life Reinsurance, Group Life and Health Insurance and Securities Management. The category "Individual Insurance" aggregates the Individual Traditional, Universal Life, Variable Universal Life and Variable Annuity lines of business. The category "All Other" includes the combined financial results of segments that individually are below the quantitative thresholds. Those segments include General Lines Brokerage and several small individual insurance lines. In addition, the category "All Other" contains unallocated investment income, unallocated expenses and realized investment gains related to capital in excess of segment requirements, as well as certain assets such as equity securities and venture capital. Phoenix calculates taxes at a flat rate of 35% on the operating income of its insurance line segments and therefore, does not allocate permanent tax differences to these segments. Also, Phoenix does not allocate unusual or extraordinary items to its segments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following table summarizes significant financial amounts by reportable segment:


 AT AND FOR THE YEAR ENDED
 DECEMBER 31, 1998                                                         GROUP LIFE
 (IN MILLIONS)                                    INDIVIDUAL     LIFE       & HEALTH     SECURITIES    ALL
                                                  INSURANCE   REINSURANCE   INSURANCE    MANAGEMENT   OTHER     TOTALS
                                                  ----------  -----------  ----------    ----------   -----     ------

 Revenues from external sources                     $ 1,354      $ 64         $440        $214         $400     $ 2,472
 Intersegment revenues                                                                      18           41          59
 Net investment income                                  708        19           45           2           75         849
 Interest expense                                                                           15            1          16
 Policyholder dividends                                 344                                                         344
 Increase in DAC                                         (9)       (5)                                   (5)        (19)
 Depreciation and amortization expense                    4                      1          26           14          45
 Other noncash items:
     Increase in policy liabilities and accruals        596        38           16                       36         686
     Minority interest in operating income                                                  14            5          19

 Segment operating income (a)                       $    50      $ 12         $ 26        $ 23         $  1     $   112
                                                    =======      ====         ====        ====         ====     =======

 Deferred policy acquisition costs                  $ 1,035      $ 27                                  $ 18     $ 1,080
 Total segment assets                               $16,177      $398         $701        $557         $938     $18,771
                                                    =======      ====         ====        ====         ====     =======

 AT AND FOR THE YEAR ENDED
 DECEMBER 31, 1997                                                         GROUP LIFE
 (IN MILLIONS)                                    INDIVIDUAL     LIFE       & HEALTH     SECURITIES    ALL
                                                  INSURANCE   REINSURANCE   INSURANCE    MANAGEMENT   OTHER     TOTALS
                                                  ----------  -----------  ----------    ----------   -----     ------

 Revenues from external sources                     $ 1,200      $ 57         $428        $124       $  298     $ 2,107
 Intersegment revenues                                                                      16           30          46
 Net investment income                                  586        19           42           2          101         750
 Interest expense                                                                            4            1           5
 Policyholder dividends                                 328                                                         328
 Increase in DAC                                        (32)       (5)                                  (13)        (50)
 Depreciation and amortization expense                    3                      1          12           36          52
 Other noncash items:
     Increase in policy liabilities and accruals        508         3           24                       50         585
     Minority interest in operating income                                                  12            2          14

 Segment operating income (a)                       $    59      $ 10         $ 33        $ 16       $  (17)    $   101
                                                    =======      ====         ====        ====         ====     =======

 Deferred policy acquisition costs                  $ 1,014      $ 22                                $    6     $ 1,042
 Total segment assets                               $14,946      $318         $656        $615       $1,101     $17,636
                                                    =======      ====         ====        ====       ======     =======

 (a) Before income taxes and after policyholder dividends on Individual
 Insurance.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


 AT AND FOR THE YEAR ENDED
 DECEMBER 31, 1996                                                      GROUP LIFE
 (IN MILLIONS)                                INDIVIDUAL     LIFE       & HEALTH     SECURITIES    ALL
                                              INSURANCE   REINSURANCE   INSURANCE    MANAGEMENT   OTHER      TOTALS
                                              ----------  -----------   ----------   ----------   -----      ------

 Revenues from external sources                 $ 1,111      $121         $415        $153       $  140     $ 1,940
 Intersegment revenues                                                                  14           33          47
 Net investment income                              562        16           37           2           91         708
 Interest expense                                                                        3            2           5
 Policyholder dividends                             297                                                         297
 Increase in DAC                                    (39)       (2)                                  (20)        (61)
 Depreciation and amortization expense                3                      1          11           11          26
 Other noncash items:
     Increase in policy liabilities and
     accruals                                       465         8           40                       49         562
     Minority interest in operating income                                              17           (3)         14

 Segment operating income (a)                   $    59      $  9         $ 12        $ 28       $   (9)    $    99
                                                =======      ====         ====        ====       ======     =======

 Deferred policy acquisition costs              $   905      $ 18                                $   21     $   944
 Total segment assets                           $12,302      $304         $597        $366       $  965     $14,534
                                                =======      ====         ====        ====       ======     =======

 (a) Before income taxes and after policyholder dividends on Individual
 Insurance.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    SEGMENT RECONCILIATION

    The following is a reconciliation of the totals of reportable segment revenues, operating income and assets to Phoenix's consolidated totals:


                                                                                YEAR ENDED DECEMBER 31,
                                                                           1998           1997           1996
                                                                                      (IN MILLIONS)

    REVENUES
    Total revenues for reportable segments                               $ 3,380          $ 2,903         $ 2,695
    Realized investment gains                                                 64              111              77
    Unallocated net investment income                                         50               24               4
    Elimination of intersegment revenues                                     (59)             (47)            (47)
                                                                         -------          -------         -------
     Total consolidated revenues                                         $ 3,435          $ 2,991         $ 2,729
                                                                         =======          =======         =======

    OPERATING INCOME
    Total operating income for reportable segments                       $   112          $   101         $    99
    Realized investment gains                                                 64              111              77
    Unallocated amounts:
       Net investment income                                                  50               22               4
       Interest expense                                                      (14)             (23)            (13)
       Other unallocated amounts                                             (14)               9               9
    Reclassification of minority interest                                     12               14              17
                                                                         -------          -------         -------
     Total consolidated operating income                                 $   210          $   234         $   193
                                                                         =======          =======         =======

    ASSETS
    Total assets for reportable segments                                 $18,771          $17,636         $14,534
    Unallocated amounts:
       Investments and accrued investment income
          attributable to unallocated capital                                725              846             859
       Goodwill and other intangible assets                                   15               21              20
       Other unallocated amounts                                              10               35              41
                                                                         -------          -------         -------
        Total consolidated assets                                        $19,521          $18,538         $15,454
                                                                         =======          =======         =======

11. PROPERTY AND EQUIPMENT

    Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $106.7 million and $109.0 million, respectively, at December 31, 1998 and 1997. Phoenix provides for depreciation using straight line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $173.5 million and $164.4 million at December 31, 1998 and 1997, respectively.


    Rental expenses for operating leases, principally with respect to buildings, amounted to $14.5 million, $14.9 million and $14.8 million in 1998, 1997, and 1996, respectively. Future minimum rental payments under noncancelable operating leases were approximately $45.3 million as of December 31, 1998, payable as follows: 1999--$14.8 million; 2000--$12.0 million; 2001--$7.9 million; 2002--$5.8 million; 2003--$3.2 million; and $1.6 million thereafter.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12. DIRECT BUSINESS WRITTEN AND REINSURANCE

    As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and to $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the inforce block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

    Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                                   1998              1997                1996
                                                                                 (IN THOUSANDS)

    Direct premiums                                            $  1,719,393       $  1,592,800       $  1,473,869
    Reinsurance assumed                                             505,262            329,927            276,630
    Reinsurance ceded                                              (371,854)          (282,121)          (231,677)
                                                               ------------       ------------       ------------
    Net premiums                                               $  1,852,801       $  1,640,606       $  1,518,822
                                                               ============       ============       ============

    Direct policy and contract claims incurred                 $    728,062       $    626,834       $    575,824
    Reinsurance assumed                                             433,242            410,704            170,058
    Reinsurance ceded                                              (407,780)          (373,127)          (160,646)
                                                               ------------       ------------       ------------
    Net policy and contract claims incurred                    $    753,524       $    664,411       $    585,236
                                                               ============       ============       ============

    Direct life insurance in force                             $121,442,041      $ 120,394,664       $108,816,856
    Reinsurance assumed                                         110,632,110         84,806,585         61,109,836
    Reinsurance ceded                                          (135,817,986)       (74,764,639)       (51,525,976)
                                                               ------------       ------------       ------------
    Net insurance in force                                     $ 96,256,165       $130,436,610       $118,400,716
                                                               ============       ============       ============

    Irrevocable letters of credit aggregating $5.3 million at December 31, 1998 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

13. PARTICIPATING LIFE INSURANCE

    Participating life insurance in force was 72.3% and 79.6% of the face value of total individual life insurance in force at December 31, 1998 and 1997, respectively. The premiums on participating life insurance policies were 75.7%, 83.5% and 84.1% of total individual life insurance premiums in 1998, 1997 and 1996, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14. DEFERRED POLICY ACQUISITION COSTS

    The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                              1998                   1997                 1996
                                                                                (IN THOUSANDS)

    Balance at beginning of year                            $1,038,407             $  926,274           $ 816,128
    Acquisition cost deferred                                  171,618                295,189             153,873
    Amortized to expense during the year                      (140,084)              (105,071)            (95,255)
    Adjustment to net unrealized investment
       gains (losses) included in other
       comprehensive income                                      6,694                (77,985)             51,528
                                                            ----------             ----------           ---------

    Balance at end of year                                  $1,076,635             $1,038,407           $ 926,274
                                                            ==========             ==========           =========

15. MINORITY INTEREST

    Phoenix's interests in Phoenix Investment Partners and American Phoenix Corporation, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 60% and 85%, respectively, of the outstanding shares of common stock at December 31, 1998. Earnings and equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

16. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EQUITY SECURITIES

    Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

    MORTGAGE LOANS

    Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

    POLICY LOANS

    Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten-year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten-year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

    INVESTMENT CONTRACTS

    In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

    The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

    Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

    DEBT

    The carrying value of debt reported on the balance sheet approximates fair value.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    FAIR VALUE SUMMARY

    The estimated fair values of the financial instruments as of December 31, were as follows:

                                                              1998                               1997
                                                   CARRYING            FAIR           CARRYING            FAIR
                                                     VALUE            VALUE            VALUE             VALUE
                                                                          (IN THOUSANDS)
    Financial assets:
    Cash and cash equivalents                      $   132,634       $   132,634      $   159,307       $   159,307
    Short-term investments                             240,911           240,911        1,078,276         1,078,276
    Debt securities                                  8,575,227         8,666,311        7,213,966         7,316,601
    Equity securities                                  304,545           304,545          335,888           335,888
    Mortgage loans                                     797,343           831,919          927,501           956,041
    Policy loans                                     2,008,260         2,122,389        1,986,728         2,104,704
                                                   -----------       -----------      -----------       -----------
    Total financial assets                         $12,058,920       $12,298,709      $11,701,666       $11,950,817
                                                   ===========       ===========      ===========       ===========

    Financial liabilities:
    Policy liabilities                             $   783,400       $   783,400      $   902,200       $   902,200
    Securities sold subject to repurchase
      agreements                                                                          137,473           137,473
    Notes payable                                      449,252           449,252          471,085           471,085
                                                   -----------       -----------      -----------       -----------
    Total financial liabilities                    $ 1,232,652       $ 1,232,652      $ 1,510,758       $ 1,510,758
                                                   ===========       ===========      ===========       ===========

17. CONTINGENCIES

    FINANCIAL GUARANTEES

    As a result of the sale of real estate properties, in December 1998, Phoenix is no longer contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The principal amount of bonds guaranteed by Phoenix at December 31, 1997 was $88.7 million.

    LITIGATION

    In 1996, Phoenix announced the settlement of a class action suit which was approved by a New York State Supreme Court judge on January 3, 1997. The suit related to the sale of individual participating life insurance and universal life insurance policies from 1980 to 1995. Phoenix estimates the cost of settlement to be $40 million after tax. A $25 million after tax liability was recorded in 1995. In addition, $7 million after tax was expensed in 1996. The after tax costs of $12.5 million for 1997 and $6.7 million for 1998 were directly offset by a release of the liability in those years. Management believes, after consideration of the provisions made in these financial statements, this suit will not have a material effect on Phoenix's consolidated financial position.

    Phoenix is a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel after consideration of the provisions made in these financial statements, the ultimate resolution of these proceedings will not have a material effect on Phoenix's consolidated financial position.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

18. STATUTORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1998, 1997 and 1996, there were no material practices not prescribed by the Insurance Department of the State of New York. Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are not included in equity, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                               1998                    1997                 1996
                                                                                 (IN THOUSANDS)

    Statutory net income                                      $108,652              $ 66,599              $ 70,261
    Deferred policy acquisition costs, net                      18,538                48,821                58,618
    Future policy benefits                                     (53,847)               (9,145)              (16,793)
    Pension and postretirement expenses                        (17,334)               (7,955)              (23,275)
    Investment valuation allowances                             94,873                84,975                81,841
    Interest maintenance reserve                                 1,415                17,544                (5,158)
    Deferred income taxes                                      (39,983)              (36,250)              (67,064)
    Other, net                                                  12,459                 2,118                 4,808
                                                              --------              --------              --------

    Net income, as reported                                   $124,773              $166,707              $103,238
                                                              ========              ========              ========

    The following reconciles the statutory surplus and asset valuation reserve
    (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                                      DECEMBER 31,
                                                                            1998                          1997
                                                                                     (IN THOUSANDS)

    Statutory surplus, surplus notes and AVR                            $1,205,635                      $1,152,820
    Deferred policy acquisition costs, net                               1,259,316                       1,227,782
    Future policy benefits                                                (465,268)                       (395,436)
    Pension and postretirement expenses                                   (174,273)                       (169,383)
    Investment valuation allowances                                          2,002                         (27,738)
    Interest maintenance reserve                                            35,303                          33,794
    Deferred income taxes                                                  (25,593)                        (12,051)
    Surplus notes                                                         (157,500)                       (157,500)
    Other, net                                                              24,062                         (11,904)
                                                                        ----------                      ----------
    Equity, as reported                                                 $1,703,684                      $1,640,384
                                                                        ==========                      ==========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

19. PRIOR PERIOD ADJUSTMENT

    In 1998, Phoenix revised the accounting for partnerships involved in leveraged lease arrangements for 1997 and 1996. Opening retained earnings at December 31, 1995 has been increased by $7.7 million. The Consolidated Balance Sheet as of December 31, 1997 was revised by increasing the following balances: other invested assets by $18.9 million, deferred income taxes by $6.6 million and retained earnings by $12.3 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $2.1 million and $2.5 million for the years ended 1997 and 1996, respectively.

20. SUBSEQUENT EVENTS

    PHOENIX INVESTMENT PARTNERS, LTD.

    On March 2, 1999, Phoenix Investment Partners completed its acquisition of the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, Phoenix Investment Partners paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The acquisition increases Phoenix Investment Partners' assets under management by approximately $4.4 billion.


    OCCUPATIONAL ACCIDENT REINSURANCE

    Effective March 1, 1995, Phoenix became a participant in an occupational accident reinsurance pool. In addition, effective October 1, 1996, Phoenix and American Phoenix Life and Reassurance Company, an indirect wholly owned subsidiary of Phoenix, became a participant in a reinsurance facility of occupational accident reinsurance. A significant portion of the risk associated with the occupational accident reinsurance pool and the reinsurance facility is further retroceded by Phoenix and American Phoenix Life to several other unaffiliated insurance entities. Phoenix has terminated membership in the pool effective March 1, 1999 while American Phoenix Life and Phoenix terminated participation in the reinsurance facility effective October 1, 1998.

    Management's assessment of the reinsurance arrangements and related financial exposure to Phoenix and American Phoenix Life is ongoing. Based on current facts and circumstances, management believes these transactions will not materially affect the financial condition of Phoenix or American Phoenix Life.

APPENDIX A

PERFORMANCE HISTORY
-------------------------------------------------------------------------

    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE "Appendix C--Illustrations of Death Benefits, Policy Values and Cash Surrender VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the VUL Account level.


    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1998.

            Example:

            Assumptions:

            Value of hypothetical pre-existing account
              with exactly one

              unit at the beginning of the period:................    1.501512
            Value of the same account (excluding capital
              changes) at the
              end of the 7-day period:............................     1.50245
            Calculation:
              Ending account value ...............................     1.50245
              Less beginning account value .......................    1.501512
              Net change in account value ........................    0.000938
            Base period return:
              (adjusted change/beginning account value) ..........    0.000625
            Current yield = return x (365/7) = ...................       3.26%
            Effective yield = [(1 + return)(365/7)] - 1 = ........       3.31%


    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.


    For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.


    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

-----------------------------------------------------------------------------------------------------------------------------------

                              AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998(1, 4)

-----------------------------------------------------------------------------------------------------------------------------------
SERIES                                                      INCEPTION DATE    1 YEAR      5 YEARS     10 YEARS   SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------------------

Phoenix Research Enhanced Index Series...................       7/15/97        27.99%       N/A          N/A           22.48%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series....................       5/1/90         24.38%      11.47%        N/A            9.37%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series.........................       9/17/96        -7.25%       N/A          N/A          -19.21%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series......       5/1/95        -23.54%       N/A          N/A           10.03%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series......................       3/2/98         N/A          N/A          N/A           22.97%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Balanced Series..........................       5/1/92         15.64%      11.41%        N/A           10.99%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Growth Series............................       1/1/83         26.35%      16.84%       18.63%         17.83%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series......................      10/10/82         2.09%       3.24%        3.89%          4.90%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series.........       1/1/83         -6.92%       5.20%        7.74%          8.60%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Strategic Allocation Series..............       9/17/84        17.36%      11.33%       12.54%         12.27%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Strategic Theme Series...................       1/29/96        40.62%       N/A          N/A           21.66%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series....................       3/2/98         N/A          N/A          N/A            7.87%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series................       3/2/98         N/A          N/A          N/A           17.31%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series.....................       3/2/98         N/A          N/A          N/A          -13.78%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series.....................       3/2/98         N/A          N/A          N/A           18.57%
----------------------------------------------------------------------------------------------------------------------------------
EAFE[registered trademark] Equity Index Fund.............       8/22/97        18.18%       N/A          N/A            7.07%
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II.........      3/28/94          4.58%       N/A          N/A            4.89%
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II.......................       3/1/94         -0.25%       N/A          N/A            7.72%
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Investments Fund -- Class 2(2,3)...........        5/1/98        N/A          N/A          N/A            0.98%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Allocation Fund -- Class 2(2,3)..........       11/28/88        3.07%       9.64%       10.40%         10.31%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Fund -- Class 2(2,3)........        9/15/96      -23.45%       N/A          N/A          -24.14%
----------------------------------------------------------------------------------------------------------------------------------
Templeton International Fund -- Class 2(2,3).............        5/1/92         5.95%       9.77%        N/A           12.28%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Stock Fund -- Class 2(2,3).....................        11/4/88       -1.86%       9.18%       10.48%         10.18%
----------------------------------------------------------------------------------------------------------------------------------

Wanger Foreign Forty.....................................       2/1/99         N/A          N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap...........................       5/1/95         13.06%       N/A          N/A           19.55%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty............................................       2/1/99         N/A          N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap....................................       5/1/95          5.59%       N/A          N/A           25.06%
----------------------------------------------------------------------------------------------------------------------------------

(1) The average annual total return is the annual compound return that results from holding an initial investment of $10,000 for the time period indicated. Returns are net of $150 Issue Expense Charge, $5 Monthly Administrative Charge, Investment Management Fees and Mortality and Expense Risk Charges.
(2) Because Class 2 shares were not offered until May 1, 1997 (November
    10, 1998 for Mutual Shares Investments), performance shown for periods prior to that date represent the historical results of Class 1 shares. Performance since that date reflect Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.
(3) The manager is limiting fund expenses, which increases total returns.
(4) Performance data quoted represents the investment return of the appropriate Series adjusted for Flex Edge charges had the Subaccount started on the inception date of the appropriate Series.


    Advertisements, sales literature and other communications may contain information about any Series' or Adviser's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                         Forbes
    Fortune                                Money
    Barrons                                Business Week
    Investor's Business Daily              The Stanger Register
    Stanger's Investment Adviser           The Wall Street Journal
    The New York Times                     Consumer Reports
    Registered Representative              Financial Planning
    Financial Services Weekly              Financial World
    U.S. News and World Report             Standard & Poor's
    The Outlook                            Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

    S&P 500                                Dow Jones Industrial Average
    Europe Australia Far East Index (EAFE) Consumers Price Index
    Shearson Lehman Corporate Index        Shearson Lehman T-Bond Index

    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

    The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.

                                                                         ANNUAL TOTAL RETURN(1, 4)

---------------------------------------------------------------------------------------------------------------------------

                  Series                            1983   1984    1985    1986    1987    1988    1989    1990    1991
---------------------------------------------------------------------------------------------------------------------------

Phoenix Research Enhanced Index Series               N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                N/A    N/A     N/A     N/A     N/A     N/A     N/A   -8.69%   18.67% %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                     N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series  N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                  N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Balanced Series                      N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Growth Series                       31.71%  9.67%  33.71%  19.39%   5.97%   2.98%  34.43%   3.21%  41.46% %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                  7.36%  9.23%   7.06%   5.56%   5.55%   6.49%   7.93%   7.41%   5.03% %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series     5.06% 10.34%  19.53%  18.22%   0.18%   9.50%   6.85%   4.43%  18.54% %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Strategic Allocation Series          N/A  -1.33%  26.20%  14.65%   11.55%   1.42%  18.37%   5.05%  28.14% %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Strategic Theme Series               N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series            N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series                 N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                 N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
EAFE[registered trademark] Equity Index Fund         N/A    N/A    N/A     N/A      N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     N/A    N/A    N/A     N/A      N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                   N/A    N/A    N/A     N/A      N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Mutual Shares Investments Fund -- Class 2(2,3)       N/A    N/A    N/A     N/A      N/A    N/A     N/A      N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Templeton Asset Allocation Fund -- Class 2(2,3)      N/A    N/A     N/A     N/A     N/A     0.21%  12.13%  -8.95%  26.42% %
---------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Fund -- Class 2(2,3)    N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Templeton International Fund -- Class 2(2,3)         N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Templeton Stock Fund -- Class 2 (2,3)                N/A    N/A     N/A     N/A     N/A    -0.99%  13.48% -11.99%  26.22% %

---------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                 N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
---------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                       N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                        N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
---------------------------------------------------------------------------------------------------------------------------
Wanger US Small Cap                                  N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A   %
---------------------------------------------------------------------------------------------------------------------------

                                                                 ANNUAL TOTAL RETURN(1, 4)

----------------------------------------------------------------------------------------------------------

                  Series                             1992    1993    1994    1995   1996    1997    1998
----------------------------------------------------------------------------------------------------------

Phoenix Research Enhanced Index Series                N/A     N/A     N/A     N/A    N/A    5.46%   30.64%
----------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series               -13.61%  37.33%  -0.73%   8.72% 17.71%  11.16%  26.92%
----------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                      N/A     N/A     N/A     N/A   -0.06% -32.94%  -5.21%
----------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series   N/A     N/A     N/A    17.19% 32.10%  21.09% -21.83%
----------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                   N/A     N/A     N/A     N/A    N/A     N/A    25.45%
----------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Balanced Series                       8.99%   7.75%  -3.61%  22.37%  9.68%  17.00%  18.07%
----------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Growth Series                         9.30%  18.75%   0.66%  29.85% 11.69%  20.12%  28.98%
----------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                   2.65%   2.06%   3.01%   4.86%  4.19%   4.35%   4.26%
----------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series      9.12%  14.99%  -6.21%  22.56% 11.52%  10.21%  -4.91%
----------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Strategic Allocation Series           9.68%  10.12%  -2.19%  17.27%  8.18%  19.78%  19.84%
----------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Strategic Theme Series                N/A     N/A     N/A     N/A    9.56%  16.25%  43.55%
----------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                 N/A     N/A     N/A     N/A    N/A     N/A    10.07%
----------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series             N/A     N/A     N/A     N/A    N/A     N/A    19.67%
----------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series                  N/A     N/A     N/A     N/A    N/A     N/A   -11.95%
----------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                  N/A     N/A     N/A     N/A    N/A     N/A    20.97%
----------------------------------------------------------------------------------------------------------
EAFE[registered trademark] Equity Index Fund          N/A     N/A     N/A     N/A    N/A    -6.87%  20.64%
----------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II      N/A     N/A     1.99%   7.90%  3.37%   7.71%   6.80%
----------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                    N/A     N/A    -4.26%  19.42% 13.40%  12.92%   1.88%
----------------------------------------------------------------------------------------------------------
Mutual Shares Investments Fund -- Class 2(2,3)        N/A     N/A     N/A     N/A    N/A     N/A     2.62%
----------------------------------------------------------------------------------------------------------
Templeton Asset Allocation Fund -- Class 2(2,3)       6.97%  24.86%  -4.00%  21.29% 17.64%  14.37%   5.27%
----------------------------------------------------------------------------------------------------------
Templeton Developing Markets Fund -- Class 2(2,3)     N/A     N/A     N/A     N/A    1.05% -29.95% -21.69%
----------------------------------------------------------------------------------------------------------
Templeton International Fund -- Class 2(2,3)         -6.80%  45.85%  -3.27%  14.56% 22.77%  12.76%   8.17%
----------------------------------------------------------------------------------------------------------
Templeton Stock Fund -- Class 2 (2,3)                 6.02%  32.68%  -3.25%  23.97% 21.17%  10.75%   0.24%

----------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                  N/A     N/A     N/A     N/A    N/A     N/A     N/A
----------------------------------------------------------------------------------------------------------
Wanger International Small Cap                        N/A     N/A     N/A    33.96% 31.15%  -2.24%  15.41%
----------------------------------------------------------------------------------------------------------
Wanger Twenty                                         N/A     N/A     N/A     N/A    N/A     N/A     N/A
----------------------------------------------------------------------------------------------------------
Wanger US Small Cap                                   N/A     N/A     N/A    16.01% 45.64%  28.41%   7.83%
----------------------------------------------------------------------------------------------------------

(1) Rates are net of Mortality and Expense Risk Charges and Investment Management fees for the Subaccounts.

(2) Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Investments), performance shown for periods prior to that date represent the historical results of Class 1 shares. Performance since that date reflect Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.
(3)   The manager is limiting fund expenses, which increases total returns.
(4) Performance data quoted represents the investment return of the appropriate Series adjusted for Flex Edge charges had the Subaccount started on the inception date of the appropriate
      Series.


   These rates of return are not an estimate or guarantee of future performance.

APPENDIX B

THE GUARANTEED INTEREST ACCOUNT
-------------------------------------------------------------------------
    Contributions to the GIA under the Policy and transfers to the GIA become part of the Phoenix General Account (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.


    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 6%. Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.


    On the last business day of each calendar week, Phoenix will set the excess interest rate, if any, that will apply to premium payments made to the GIA. That rate will remain in effect for such premium payments for an initial guarantee period of one full year from the date of premium payments. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any premium payments whose guaranteed period has just ended will be the same rate as is applied to new premium payments allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various Policyholders, Contract Owners and shareholders.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."

    IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AT THE TIME OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA OVER A MINIMUM 18-MONTH PERIOD. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE VUL ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING ANNUALLY RENEWABLE SCHEDULE:

                    YEAR ONE: 25%             YEAR TWO: 33%
                    YEAR THREE: 50%           YEAR FOUR: 100%

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("Account Values") and
CASH SURRENDER VALUES
-------------------------------------------------------------------------
    The tables on the following pages illustrate how a Policy's Death Benefits, Account Values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the surrender charge. Illustrated tables are included for death benefit Option 1 and Option 2. Tables also are included to reflect the blended cost of insurance charge applied under Multiple Life Policies.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

    1.  Issue charge of $150.

    2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum).


    3.  Premium tax charge of 1.75% (will vary from state to state).


    4. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions--Cost of Insurance.")

    5. Mortality and expense risk charge, which is a daily charge equivalent to .80% on an annual basis against the VUL Account for mortality and expense risks. (See "Charges and Deductions--Mortality and Expense Risk Charge.")


    These illustrations also assume an average investment advisory fee of .70% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .30%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Adviser or by Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1998, average total operating expenses for the Series would have been approximately 1.43% of the average net assets. See "Charges and Deductions--Investment Management Charge."

    Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.79%, 4.16% and 10.12%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.


    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions--Other Charges--Taxes.")

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

    On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                             PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                                  Page 1 of 2
                          STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK

MALE 35 NEVERSMOKE                                                                                             FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000
          THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                       ASSUMING CURRENT CHARGES

                                                CASH                            CASH                             CASH
            ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE       VALUE    BENEFIT     VALUE     VALUE     BENEFIT     VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%         @0%       @0%        @6%       @6%        @6%        @12%       @12%        @12%
   ------ ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------- ---------- -----------

       1     1,000      1,050        614          0    100,000        662          0    100,000        709          0     100,000
       2     1,000      2,153      1,362        451    100,000      1,500        589    100,000      1,643        732     100,000
       3     1,000      3,310      2,091      1,089    100,000      2,367      1,365    100,000      2,666      1,664     100,000
       4     1,000      4,526      2,800      1,773    100,000      3,265      2,237    100,000      3,788      2,760     100,000
       5     1,000      5,802      3,491      2,463    100,000      4,193      3,166    100,000      5,016      3,988     100,000

       6     1,000      7,142      4,161      3,256    100,000      5,153      4,248    100,000      6,361      5,457     100,000
       7     1,000      8,549      4,808      4,027    100,000      6,142      5,361    100,000      7,833      7,053     100,000
       8     1,000     10,027      5,433      4,839    100,000      7,162      6,568    100,000      9,445      8,851     100,000
       9     1,000     11,578      6,034      5,628    100,000      8,212      7,806    100,000     11,209     10,802     100,000
      10     1,000     13,207      6,612      6,612    100,000      9,296      9,296    100,000     13,142     13,142     100,000

      11     1,000     14,917      7,166      7,166    100,000     10,411     10,411    100,000     15,261     15,261     100,000
      12     1,000     16,713      7,690      7,690    100,000     11,556     11,556    100,000     17,580     17,580     100,000
      13     1,000     18,599      8,183      8,183    100,000     12,728     12,728    100,000     20,119     20,119     100,000
      14     1,000     20,579      8,644      8,644    100,000     13,929     13,929    100,000     22,901     22,901     100,000
      15     1,000     22,657      9,071      9,071    100,000     15,157     15,157    100,000     25,951     25,951     100,000

      16     1,000     24,840      9,462      9,462    100,000     16,413     16,413    100,000     29,295     29,295     100,000
      17     1,000     27,132      9,817      9,817    100,000     17,698     17,698    100,000     32,968     32,968     100,000
      18     1,000     29,539     10,133     10,133    100,000     19,009     19,009    100,000     37,004     37,004     100,000
      19     1,000     32,066     10,406     10,406    100,000     20,345     20,345    100,000     41,440     41,440     100,000
      20     1,000     34,719     10,631     10,631    100,000     21,704     21,704    100,000     46,320     46,320     100,000

    @ 65     1,000     69,761      9,315      9,315    100,000     36,190     36,190    100,000    132,793    132,793     162,008


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                             PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                                  Page 2 of 2
                          STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK

MALE 35 NEVERSMOKE                                                                                             FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000
          THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                       ASSUMING CURRENT CHARGES

                                                CASH                            CASH                             CASH
            ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE       VALUE    BENEFIT     VALUE     VALUE     BENEFIT     VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%         @0%       @0%        @6%       @6%        @6%        @12%       @12%        @12%
   ------ ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------- ---------- -----------

       1     1,000      1,050        531          0    100,000        576          0    100,000        621          0     100,000
       2     1,000      2,153      1,195        284    100,000      1,322        411    100,000      1,455        544     100,000
       3     1,000      3,310      1,837        835    100,000      2,090      1,088    100,000      2,364      1,362     100,000
       4     1,000      4,526      2,458      1,430    100,000      2,879      1,852    100,000      3,355      2,327     100,000
       5     1,000      5,802      3,055      2,027    100,000      3,689      2,662    100,000      4,434      3,407     100,000

       6     1,000      7,142      3,628      2,724    100,000      4,520      3,616    100,000      5,610      4,706     100,000
       7     1,000      8,549      4,176      3,395    100,000      5,370      4,590    100,000      6,890      6,109     100,000
       8     1,000     10,027      4,698      4,104    100,000      6,241      5,647    100,000      8,286      7,692     100,000
       9     1,000     11,578      5,192      4,786    100,000      7,130      6,724    100,000      9,806      9,400     100,000
      10     1,000     13,207      5,659      5,659    100,000      8,039      8,039    100,000     11,466     11,466     100,000

      11     1,000     14,917      6,096      6,096    100,000      8,965      8,965    100,000     13,276     13,276     100,000
      12     1,000     16,713      6,502      6,502    100,000      9,909      9,909    100,000     15,252     15,252     100,000
      13     1,000     18,599      6,875      6,875    100,000     10,868     10,868    100,000     17,410     17,410     100,000
      14     1,000     20,579      7,214      7,214    100,000     11,844     11,844    100,000     19,769     19,769     100,000
      15     1,000     22,657      7,517      7,517    100,000     12,833     12,833    100,000     22,348     22,348     100,000

      16     1,000     24,840      7,782      7,782    100,000     13,835     13,835    100,000     25,171     25,171     100,000
      17     1,000     27,132      8,003      8,003    100,000     14,846     14,846    100,000     28,262     28,262     100,000
      18     1,000     29,539      8,176      8,176    100,000     15,860     15,860    100,000     31,646     31,646     100,000
      19     1,000     32,066      8,294      8,294    100,000     16,875     16,875    100,000     35,354     35,354     100,000
      20     1,000     34,719      8,352      8,352    100,000     17,882     17,882    100,000     39,420     39,420     100,000

    @ 65     1,000     69,761      3,928      3,928    100,000     26,218     26,218    100,000    111,559    111,559     136,103


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                             PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                                  Page 1 of 2
                          STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK

FEMALE 35 NEVERSMOKE                                                                                           FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000
          THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                       ASSUMING GUARANTEED CHARGES

                                                CASH                            CASH                             CASH
            ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE       VALUE    BENEFIT     VALUE     VALUE     BENEFIT     VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%         @0%       @0%        @6%       @6%        @6%        @12%       @12%        @12%
   ------ ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------- ---------- -----------

       1     1,000      1,050        630          0    100,000        678          0    100,000        725          0     100,000
       2     1,000      2,153      1,391        511    100,000      1,531        651    100,000      1,676        796     100,000
       3     1,000      3,310      2,133      1,178    100,000      2,413      1,458    100,000      2,717      1,762     100,000
       4     1,000      4,526      2,854      1,899    100,000      3,326      2,371    100,000      3,857      2,902     100,000
       5     1,000      5,802      3,556      2,601    100,000      4,269      3,314    100,000      5,105      4,150     100,000

       6     1,000      7,142      4,237      3,396    100,000      5,245      4,404    100,000      6,472      5,631     100,000
       7     1,000      8,549      4,899      4,174    100,000      6,254      5,529    100,000      7,972      7,246     100,000
       8     1,000     10,027      5,543      4,991    100,000      7,300      6,748    100,000      9,618      9,067     100,000
       9     1,000     11,578      6,170      5,792    100,000      8,384      8,007    100,000     11,429     11,051     100,000
      10     1,000     13,207      6,776      6,776    100,000      9,506      9,506    100,000     13,415     13,415     100,000

      11     1,000     14,917      7,360      7,360    100,000     10,664     10,664    100,000     15,595     15,595     100,000
      12     1,000     16,713      7,921      7,921    100,000     11,858     11,858    100,000     17,986     17,986     100,000
      13     1,000     18,599      8,456      8,456    100,000     13,089     13,089    100,000     20,611     20,611     100,000
      14     1,000     20,579      8,966      8,966    100,000     14,358     14,358    100,000     23,492     23,492     100,000
      15     1,000     22,657      9,449      9,449    100,000     15,665     15,665    100,000     26,657     26,657     100,000

      16     1,000     24,840      9,906      9,906    100,000     17,011     17,011    100,000     30,136     30,136     100,000
      17     1,000     27,132     10,338     10,338    100,000     18,401     18,401    100,000     33,965     33,965     100,000
      18     1,000     29,539     10,745     10,745    100,000     19,837     19,837    100,000     38,181     38,181     100,000
      19     1,000     32,066     11,125     11,125    100,000     21,318     21,318    100,000     42,825     42,825     100,000
      20     1,000     34,719     11,479     11,479    100,000     22,848     22,848    100,000     47,944     47,944     100,000

    @ 65     1,000     69,761     12,552     12,552    100,000     40,576     40,576    100,000    138,588    138,588     169,078


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                             PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                                  Page 2 of 2
                          STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK

FEMALE 35 NEVERSMOKE                                                                                           FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000
          THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                       ASSUMING GUARANTEED CHARGES

                                                CASH                            CASH                             CASH
            ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE       VALUE    BENEFIT     VALUE     VALUE     BENEFIT     VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%         @0%       @0%        @6%       @6%        @6%        @12%       @12%        @12%
   ------ ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------- ---------- -----------

       1     1,000      1,050        553          0    100,000        598          0    100,000        644          0    100,000
       2     1,000      2,153      1,237        357    100,000      1,367        486    100,000      1,502        622    100,000
       3     1,000      3,310      1,899        944    100,000      2,157      1,202    100,000      2,438      1,483    100,000
       4     1,000      4,526      2,538      1,583    100,000      2,970      2,015    100,000      3,458      2,503    100,000
       5     1,000      5,802      3,154      2,199    100,000      3,805      2,850    100,000      4,569      3,614    100,000

       6     1,000      7,142      3,746      2,906    100,000      4,662      3,821    100,000      5,779      4,939    100,000
       7     1,000      8,549      4,312      3,586    100,000      5,538      4,813    100,000      7,098      6,372    100,000
       8     1,000     10,027      4,851      4,300    100,000      6,436      5,885    100,000      8,535      7,984    100,000
       9     1,000     11,578      5,366      4,988    100,000      7,357      6,980    100,000     10,105      9,728    100,000
      10     1,000     13,207      5,856      5,856    100,000      8,302      8,302    100,000     11,821     11,821    100,000

      11     1,000     14,917      6,320      6,320    100,000      9,271      9,271    100,000     13,699     13,699    100,000
      12     1,000     16,713      6,760      6,760    100,000     10,265     10,265    100,000     15,755     15,755    100,000
      13     1,000     18,599      7,172      7,172    100,000     11,283     11,283    100,000     18,006     18,006    100,000
      14     1,000     20,579      7,557      7,557    100,000     12,326     12,326    100,000     20,474     20,474    100,000
      15     1,000     22,657      7,913      7,913    100,000     13,395     13,395    100,000     23,181     23,181    100,000

      16     1,000     24,840      8,239      8,239    100,000     14,486     14,486    100,000     26,150     26,150    100,000
      17     1,000     27,132      8,531      8,531    100,000     15,601     15,601    100,000     29,410     29,410    100,000
      18     1,000     29,539      8,788      8,788    100,000     16,738     16,738    100,000     32,991     32,991    100,000
      19     1,000     32,066      9,005      9,005    100,000     17,894     17,894    100,000     36,925     36,925    100,000
      20     1,000     34,719      9,182      9,182    100,000     19,069     19,069    100,000     41,253     41,253    100,000

    @ 65     1,000     69,761      8,280      8,280    100,000     31,898     31,898    100,000    118,577    118,577    144,664


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                             PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                                  Page 1 of 2
                          STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK

MALE 35 NEVERSMOKE                                                                                             FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000
          THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                       ASSUMING GUARANTEED CHARGES

                                                CASH                            CASH                             CASH
            ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE       VALUE    BENEFIT     VALUE     VALUE     BENEFIT     VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%         @0%       @0%        @6%       @6%        @6%        @12%       @12%        @12%
   ------ ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------- ---------- -----------

       1     1,000      1,050        613          0     100,614       660          0     100,661       708           0    100,708
       2     1,000      2,153      1,359        448     101,359     1,496        585     101,496     1,639         728    101,640
       3     1,000      3,310      2,804      1,082     102,085     2,359      1,357     102,360     2,658       1,656    102,658
       4     1,000      4,526      2,789      1,762     102,790     3,251      2,224     103,252     3,772       2,744    103,772
       5     1,000      5,802      3,473      2,446     103,474     4,172      3,144     104,172     4,989       3,962    104,990

       6     1,000      7,142      4,136      3,231     104,136     5,121      4,216     105,121     6,320       5,416    106,320
       7     1,000      8,549      4,774      3,993     104,775     6,097      5,316     106,097     7,773       6,992    107,773
       8     1,000     10,027      5,388      4,794     105,388     7,099      6,506     107,100     9,358       8,764    109,358
       9     1,000     11,578      5,976      5,570     105,976     8,129      7,722     108,129    11,088      10,682    111,088
      10     1,000     13,207      6,539      6,539     106,539     9,186      9,186     109,186    12,977      12,977    112,978

      11     1,000     14,917      7,075      7,075     107,076    10,270     10,270     110,271    15,040      15,040    115,041
      12     1,000     16,713      7,579      7,579     107,580    11,376     11,376     111,377    17,288      17,288    117,289
      13     1,000     18,599      8,049      8,049     108,050    12,502     12,502     112,502    19,736      19,736    119,737
      14     1,000     20,579      8,484      8,484     108,484    13,647     13,647     113,647    22,403      22,403    122,404
      15     1,000     22,657      8,880      8,880     108,881    14,808     14,808     114,809    25,308      25,308    125,308

      16     1,000     24,840      9,237      9,237     109,237    15,984     15,984     115,985    28,472      28,472    128,472
      17     1,000     27,132      9,553      9,553     109,554    17,174     17,174     117,175    31,919      31,919    131,920
      18     1,000     29,539      9,825      9,825     109,826    18,374     18,374     118,374    35,675      35,675    135,676
      19     1,000     32,066     10,049     10,049     110,050    19,579     19,579     119,579    39,764      39,764    139,765
      20     1,000     34,719     10,219     10,219     110,220    20,782     20,782     120,783    44,214      44,214    144,215

    @ 65     1,000     69,761      8,000      8,000     108,000    31,368     31,368     131,368   117,118     117,118    217,118


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                             PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                                  Page 2 of 2
                          STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK

MALE 35 NEVERSMOKE                                                                                             FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000
          THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                       ASSUMING GUARANTEED CHARGES

                                                CASH                            CASH                             CASH
            ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE       VALUE    BENEFIT     VALUE     VALUE     BENEFIT     VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%         @0%       @0%        @6%       @6%        @6%        @12%       @12%        @12%
   ------ ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------- ---------- -----------

       1     1,000      1,050        530          0     100,531       575          0     100,575       619          0     100,620
       2     1,000      2,153      1,192        281     101,192     1,318        407     101,319     1,451        540     101,451
       3     1,000      3,310      1,830        828     101,831     2,082      1,080     102,082     2,355      1,353     102,355
       4     1,000      4,526      2,445      1,418     102,446     2,865      1,837     102,865     3,338      2,310     103,338
       5     1,000      5,802      3,036      2,008     103,036     3,666      2,638     103,666     4,405      3,378     104,406

       6     1,000      7,142      3,601      2,697     103,601     4,485      3,581     104,486     5,565      4,661     105,565
       7     1,000      8,549      4,138      3,357     104,139     5,320      4,539     105,321     6,823      6,042     106,823
       8     1,000     10,027      4,648      4,054     104,648     6,171      5,578     106,172     8,189      7,596     108,190
       9     1,000     11,578      5,128      4,722     105,128     7,037      6,631     107,037     9,672      9,226     109,672
      10     1,000     13,207      5,578      5,578     105,579     7,917      7,917     107,917    11,282     11,282     111,283

      11     1,000     14,917      5,996      5,996     105,996     8,808      8,808     108,808    13,029     13,029     113,029
      12     1,000     16,713      6,379      6,379     106,379     9,708      9,708     109,708    14,924     14,924     114,924
      13     1,000     18,599      6,727      6,727     106,727    10,616     10,616     110,617    16,980     16,980     116,981
      14     1,000     20,579      7,038      7,038     107,038    11,531     11,531     111,531    19,212     19,212     119,212
      15     1,000     22,657      7,308      7,308     107,309    12,447     12,447     112,448    21,632     21,632     121,633

      16     1,000     24,840      7,537      7,537     107,538    13,364     13,364     113,365    24,259     24,259     124,259
      17     1,000     27,132      7,719      7,719     107,719    14,275     14,275     114,275    27,104     27,104     127,105
      18     1,000     29,539      7,847      7,847     107,847    15,171     15,171     115,171    30,184     30,184     130,185
      19     1,000     32,066      7,916      7,916     107,916    16,046     16,046     116,046    33,515     33,515     133,516
      20     1,000     34,719      7,918      7,918     107,919    16,890     16,890     116,890    37,114     37,114     137,115

    @ 65     1,000     69,761      2,740      2,740     102,740    21,219     21,219     121,219    92,912     92,912     192,912


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                             PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                                  Page 1 of 2
                          STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK

FEMALE 35 NEVERSMOKE                                                                                           FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000
          THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                       ASSUMING CURRENT CHARGES

                                                CASH                            CASH                             CASH
            ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE       VALUE    BENEFIT     VALUE     VALUE     BENEFIT     VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%         @0%       @0%        @6%       @6%        @6%        @12%       @12%        @12%
   ------ ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------- ---------- -----------

       1     1,000      1,050        629          0    100,629        676          0     100,677       724          0    100,725
       2     1,000      2,153      1,388        508    101,389      1,527        647     101,528     1,673        792    101,673
       3     1,000      3,310      2,127      1,172    102,127      2,406      1,451     102,407     2,709      1,754    102,709
       4     1,000      4,526      2,844      1,889    102,844      3,313      2,358     103,314     3,842      2,887    103,842
       5     1,000      5,802      3,540      2,585    103,540      4,249      3,294     104,250     5,080      4,125    105,081

       6     1,000      7,142      4,214      3,373    104,214      5,215      4,374     105,215     6,433      5,593    106,434
       7     1,000      8,549      4,868      4,142    104,868      6,212      5,486     106,212     7,915      7,190    107,916
       8     1,000     10,027      5,501      4,949    105,501      7,241      6,690     107,242     9,538      8,986    109,538
       9     1,000     11,578      6,116      5,739    106,117      8,307      7,930     108,308    11,317     10,940    111,318
      10     1,000     13,207      6,709      6,709    106,710      9,406      9,406     109,406    13,265     13,265    113,265

      11     1,000     14,917      7,279      7,279    107,279     10,536     10,536     110,537    15,395     15,395    115,396
      12     1,000     16,713      7,822      7,822    107,822     11,697     11,697     111,697    17,724     17,724    117,725
      13     1,000     18,599      8,337      8,337    108,338     12,888     12,888     112,888    20,270     20,270    120,270
      14     1,000     20,579      8,824      8,824    108,825     14,109     14,109     114,109    23,052     23,052    123,053
      15     1,000     22,657      9,282      9,282    109,283     15,359     15,359     115,360    26,095     26,095    126,095

      16     1,000     24,840      9,710      9,710    109,711     16,639     16,639     116,639    29,421     29,421    129,422
      17     1,000     27,132     10,111     10,111    110,111     17,951     17,951     117,952    33,064     33,064    133,064
      18     1,000     29,539     10,482     10,482    110,483     19,297     19,297     119,297    37,051     37,051    137,052
      19     1,000     32,066     10,825     10,825    110,825     20,674     20,674     120,675    41,419     41,419    141,419
      20     1,000     34,719     11,136     11,136    111,137     22,084     22,084     122,085    46,201     46,201    146,202

    @ 65     1,000     69,761     11,459     11,459    111,459     36,819     36,819     136,819   126,912    126,912    226,912


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 37.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.

                             PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                                                  Page 2 of 2
                          STATUTORY HOME OFFICE: EAST GREENBUSH, NEW YORK

FEMALE 35 NEVERSMOKE                                                                                           FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000
          THE FLEX EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                       ASSUMING CURRENT CHARGES

                                                CASH                            CASH                             CASH
            ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.     VALUE       VALUE    BENEFIT     VALUE     VALUE     BENEFIT     VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%         @0%       @0%        @6%       @6%        @6%        @12%       @12%        @12%
   ------ ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------- ---------- -----------

       1     1,000      1,050        552          0    100,552        597          0    100,598        642          0    100,643
       2     1,000      2,153      1,234        354    101,234      1,363        483    101,364      1,498        618    101,499
       3     1,000      3,310      1,892        937    101,893      2,150      1,195    102,150      2,429      1,474    102,430
       4     1,000      4,526      2,527      1,572    102,528      2,957      2,002    102,958      3,442      2,487    103,442
       5     1,000      5,802      3,137      2,182    103,138      3,784      2,829    103,784      4,542      3,587    104,542

       6     1,000      7,142      3,721      2,881    103,722      4,629      3,789    104,630      5,738      4,897    105,738
       7     1,000      8,549      4,277      3,551    104,277      5,492      4,766    105,492      7,035      6,310    107,036
       8     1,000     10,027      4,805      4,253    104,805      6,372      5,820    106,372      8,445      7,894    108,446
       9     1,000     11,578      5,306      4,928    105,306      7,270      6,893    107,270      9,979      9,602    109,980
      10     1,000     13,207      5,780      5,780    105,780      8,187      8,187    108,188     11,649     11,649    111,650

      11     1,000     14,917      6,226      6,226    106,227      9,123      9,123    109,124     13,468     13,468    113,468
      12     1,000     16,713      6,645      6,645    106,646     10,078     10,078    110,078     15,449     15,449    115,450
      13     1,000     18,599      7,035      7,035    107,035     11,049     11,049    111,050     17,608     17,608    117,609
      14     1,000     20,579      7,394      7,394    107,394     12,037     12,037    112,037     19,960     19,960    119,961
      15     1,000     22,657      7,721      7,721    107,722     13,040     13,040    113,041     22,524     22,524    122,524

      16     1,000     24,840      8,014      8,014    108,015     14,005     14,055    114,056     25,316     25,316    125,317
      17     1,000     27,132      8,271      8,271    108,272     15,081     15,081    115,082     28,359     28,359    128,359
      18     1,000     29,539      8,489      8,489    108,490     16,114     16,114    116,115     31,672     31,672    131,672
      19     1,000     32,066      8,663      8,663    108,663     17,148     17,148    117,149     35,277     35,277    135,277
      20     1,000     34,719      8,791      8,791    108,792     18,182     18,182    118,183     39,202     39,202    139,203

    @ 65     1,000     69,761      7,191      7,191    107,191     27,852     27,852    127,852    104,361    104,361    204,361


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 37.


Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% (includes mortality and expense risk charge of 0.8% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 1.75%.